UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

CANOPY GROWTH CORPORATION
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 Proxy Statement
And Notice of Annual General and Special Meeting of Shareholders
To be held on Friday, September 25, 2026

Proxy Statement Summary
This proxy statement contains proposals to be voted on at the Meeting and other information about Canopy Growth Corporation (the “Company,” “Canopy Growth” “our” or “we”) and our corporate governance practices. Below we provide a brief summary of certain information contained in this proxy statement. The summary does not contain all of the information you should consider. Please read the entire proxy statement carefully before voting.
VOTING MATTERS

	Board Vote Recommendation	Page Number
Proposal 1: Director Election Proposal	FOR each Director Nominee	11
Proposal 2: PKFOD Re-Appointment Proposal	FOR	81
Proposal 3: Share Consolidation Proposal	FOR	82
Proposal 4: Advance Notice By-Law Proposal	FOR	87
Proposal 5: Renewal of Omnibus Incentive Plan Proposal	FOR	89
Proposal 6: Say-On-Pay Proposal	FOR	92
Proposal 7: Say-On-Frequency Proposal	FOR	93
Board Overview

You are being asked to vote on the election of the following five nominees. Additional information about each nominee’s skill set, background and experience can be found beginning on page 12.	Name	Director Since	Committee Memberships	Other Public Company Boards
	David Lazzarato	2020	Director Chair of the Board Audit Committee (Member) CGCN Committee (Member)(1)	1
	Theresa Yanofsky	2020	Director Audit Committee (Member) CGCN Committee (Chair)	3
	Luc Mongeau (CEO)	2024	Director	N/A
	Shan Atkins	2025	Director Audit Committee (Chair)	1
	Joseph Bayern	2025	Nominee CGCN Committee (Member)	N/A

(1)
Corporate Governance, Compensation and Nominating Committee.

Corporate Governance Highlights

New and Updated Governance Policies
The Board has continued to maintain and has updated existing policies after completing a thorough review of its corporate governance practices, including adopting an advance notice by-law (as described below) and updating the Anti-Bribery and Anti-Corruption Policy to clarify the definitions and refine the language regarding gifts, entertainment, hospitality and charitable contributions. For more on the corporate governance policies and charters, see page 28.

Board Orientation and Continuing Education
In the fiscal year ended March 31, 2026 (“Fiscal 2026”), the Board was offered four education sessions, one of which was presented by external advisors and three of which were presented by various Company business units. These included sessions on key considerations and risks in respect of mergers and acquisitions, updates on the U.S. cannabis regulatory roadmap and rescheduling, and competitive landscape and legislative changes of the international cannabis landscape, as well as an in-depth review of the innovation pipeline for the Canadian adult-use market. For more on continuing education of the Board, see “Board of Directors, Committees and Governance − Orientation and Continuing Education” on page 30.

Director Engagement with Shareholders
The Company values input from its Shareholders and is respectful of their right to communicate any concerns they may have to leadership of the Company. Considering the above, Shareholders or other interested parties may arrange to communicate directly with members of the Board or committees of the Board, the Chair of the Board, a Chair of a committee of the Board or the Board or committees of the Board as a group by writing to them in the care of the Board of Directors, Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, ON, K7A 3K8. We will forward all such communications (other than unsolicited advertising materials) to the applicable members of the Board or committees of the Board. The Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to Board or committee matters or that are otherwise inappropriate.

Compensation Strategy and Decisions

Executive Compensation Decisions in Fiscal 2026
The Corporate Governance, Compensation and Nominating Committee (“CGCN Committee”) recommends to the Board the Company’s approach to executive compensation, including the compensation of the Chief Executive Officer (“CEO”) and his direct reports. Following a comprehensive review of our compensation philosophy, policies and incentive programs in Fiscal 2026, the Company continued to apply its enhanced approach to executive compensation in a challenging Fiscal 2026 environment.
Short-Term Incentives
In Fiscal 2026, the CGCN Committee approved a performance-based bonus for our NEOs (as defined below under the heading “Compensation Discussion and Analysis”), totaling 110.4% of target. This decision is grounded in notable achievements: with 24.2% against the Adjusted EBITDA (as defined below under the heading “Non-GAAP Financial Measures”) target and 61.5% against the revenue target, which were impacted by broader industry headwinds and continued market volatility. Despite these financial challenges, the Company delivered on key corporate objectives at 195.1% against target.
The corporate objectives established and certified by the CGCN Committee as having been achieved at a superior level which included cash management, new product development, and sourcing of product internationally. These priorities were designed to drive long-term sustainability and align operations with the Company’s strategic plan. The executive teams’ performance in these areas was critical to maintaining operational discipline, fostering innovation, and positioning the Company for future growth.
Although the financial metrics fell below target, the approved STIP (as defined below under the heading “Short Term Incentives”) payout reflects a balanced view of performance across all metrics, recognizes the executive team’s strategic contributions during a complex fiscal year, and supports ongoing talent retention and alignment with shareholder interests.
Long-Term Incentives
All NEOs who were employed by the Company at the start of Fiscal 2026 participated in the Company’s long-term incentive program. For Fiscal 2026, the Company’s long-term incentive program consisted exclusively of restricted stock units and stock options. The Company’s long-term incentive program is designed to align executive compensation with long-term shareholder value creation and to support the retention of key talent through equity-based awards.
In connection with his appointment as Chief Financial Officer (“CFO”), Mr. Stewart received an additional equity award outside of the Company’s annual grant cycle. This award was provided to align his compensation with the scope and responsibilities of the CFO role and is consistent with the Company’s approach to executive transitions.
Conclusion

The Board aims to provide clear and comprehensive disclosure of the Company’s oversight and decision making. We continue to welcome any feedback as the Board and the Company continue to evolve.

CANOPY GROWTH CORPORATION
NOTICE OF 2026 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FRIDAY, SEPTEMBER 25, 2026
NOTICE HEREBY IS GIVEN that the 2026 Annual General and Special Meeting (the “Meeting”) of the holders (the “Shareholders”) of common shares (“Shares”) of Canopy Growth Corporation (the “Company”) will be held on Friday, September 25, 2026, at 1:00 p.m., Toronto time, via live audio webcast online at www.virtualshareholdermeeting.com/WEED2026. The Meeting will be held for the following purposes:
1.
to receive and consider the audited consolidated financial statements of the Company as at March 31, 2026 and 2025 and for each of the years in the three-year period ended March 31, 2026, together with the auditors’ report thereon;

2.
to elect to the board of directors of the Company (the “Board”) the five director nominees named in the attached proxy statement for the ensuing year;

3.
to re-appoint PKF O’Connor Davies LLP as the Company’s auditor and independent registered public accounting firm for the fiscal year ending March 31, 2027 and to authorize the Board or any responsible committee thereof to fix their remuneration;

4.
to consider and, if deemed advisable, to pass, with or without variation, a special resolution approving the amendment to the articles of the Company to provide that: (i) the authorized capital of the Company be altered by consolidating all of the issued and outstanding Shares and Exchangeable Shares (as defined in the attached proxy statement) on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation share for every five to fifteen outstanding pre-consolidation shares, at any time prior to September 25, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), with the exact ratio to be set at a whole number within this range by the Board in its sole discretion and applicable for both the Shares and Exchangeable Shares; and (ii) any fractional shares arising from the consolidation of the Shares and Exchangeable Shares will be deemed to have been tendered by its registered owner to the Company for cancellation for no consideration;

5.
to consider and, if deemed advisable, pass, with or without variation, an ordinary resolution ratifying and approving the adoption of By-Law No. 2 of the Company, which establishes advance notice and certain other requirements for shareholders to propose director nominations for shareholder meetings;

6.
to consider and, if deemed advisable, pass, with or without variation, an ordinary resolution approving all unallocated entitlements under the Company’s Omnibus Incentive Plan;

7.
to adopt, on an advisory (non-binding) basis, a resolution approving the compensation of the Company’s “named executive officers,” as described in the attached proxy statement;

8.
to conduct an advisory (non-binding) vote on the frequency of future advisory (non-binding) votes on the compensation of the Company’s “named executive officers”; and

9.
to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board is not aware of any other business to be presented to a vote of the Shareholders at the Meeting.
This year, we will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, will have an equal opportunity to participate in the Meeting online regardless of their geographic location. At the Meeting, Shareholders will have the opportunity to ask questions and vote on all matters put before the Meeting. We believe hosting the Meeting virtually will enable increased Shareholder attendance and will encourage more active Shareholder engagement and participation at the Meeting. We encourage Shareholders to participate in the Meeting. You will find important information and detailed instructions about how to participate in our virtual Meeting in the attached proxy statement.
The Board has fixed the close of business on July 31, 2026 as the record date for determining the Shareholders entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.
The Board has fixed 1:00 p.m. Toronto time on Wednesday, September 23, 2026 (or 48 hours, excluding non-business days, before any adjourned or postponed Meeting) as the time by which proxies have to be deposited with the Company or its agent to be acted upon at the Meeting. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting, at the Chair’s discretion, with or without notice.
Non-registered Shareholders who have not duly appointed themselves as proxyholder will be able to listen to the Meeting and ask questions but will not be able to vote. Guests may also attend but will not be able to ask questions or vote at the Meeting. A registered Shareholder who wishes to appoint a person other than the management nominees identified on the proxy form must carefully follow the instructions in the attached proxy statement and on their proxy form.
For the majority of Shareholders, voting will be facilitated by Broadridge Financial Solutions and its affiliates (“Broadridge”). These Shareholders will receive a form of proxy or voting instruction form from Broadridge with a 16-digit control number, which can be used to vote:
•
Online: http://proxyvote.com

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By Phone: 1-800-474-7493 (English) or 1-800-474-7501 (French)

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By Mail: Using the prepaid envelope accompanying the Form of Proxy or Voting Instruction Form

Many shareholders are also eligible to vote quickly and conveniently over the phone by contacting the Company’s proxy solicitation agent, Sodali & Co. (“Sodali”), at 1-833-830-8205 toll free in North America or 1-289-695-3075 collect outside North America or by email at CGC@investor.sodali.com.
Whether or not you expect to attend the Meeting, please submit your vote in advance of the Meeting to ensure your vote is counted.
By order of the Board of Directors,
Luc Mongeau
Chief Executive Officer
Toronto, Ontario
August 7, 2026

CANOPY GROWTH CORPORATION
1 Hershey Drive
Smiths Falls, Ontario, K7A 0A8
PROXY STATEMENT
FOR THE 2026 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FRIDAY, SEPTEMBER 25, 2026 AT 1:00 P.M. TORONTO TIME
These proxy materials are furnished in connection with the solicitation by the management of Canopy Growth Corporation (“Canopy Growth,” “we,” “our” or the “Company”), a corporation incorporated under the Canada Business Corporations Act (the “CBCA”), of proxies to be voted at the 2026 Annual General and Special Meeting (the “Meeting”) of the holders (the “Shareholders”) of common shares (“Shares”) of the Company and at any adjournment or postponement thereof.
Unless otherwise specified, the information contained in this proxy statement (this “Proxy Statement”) is given as of August 7, 2026, the date of this Proxy Statement. All dollar amounts are in United States of America (“US”) dollars (“US$” or “$”) unless stated otherwise. “C$” means Canadian dollars. Unless otherwise specified, all issued and outstanding Shares, per Share amounts, and outstanding equity instruments and awards exercisable into Shares, respectively, reflect the consolidation of the Company’s issued and outstanding Shares on the basis of one post-consolidation Share for every 10 pre-consolidation Shares, which became effective on December 15, 2023 (the “2023 Share Consolidation”).
In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on or referred to on these websites is not part of this Proxy Statement.
We will send a notice of Internet availability (the “Notice of Internet Availability”) to Shareholders on or about August 10, 2026.
ABOUT THE MEETING
Time, Date and Place
The Meeting will be held on Friday, September 25, 2026, at 1:00 p.m., Toronto time, via live audio webcast online at www.virtualshareholdermeeting.com/WEED2026. This year, we will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, will have an equal opportunity to participate in the Meeting online regardless of their geographic location. At the Meeting, Shareholders will have the opportunity to ask questions and vote on all matters put before the Meeting.
Assistance with Voting Your Shares
Shareholders who need assistance with voting their Shares should contact the Company’s strategic shareholder advisor and proxy solicitation agent, Sodali, at 1-833-830-8205 toll free in North America or 1-289-695-3075 collect outside North America or by email at CGC@investor.sodali.com.
Record Date
The record date for determining the Shareholders entitled to receive notice of and to vote at the Meeting is July 31, 2026 (the “Record Date”). Only Shareholders of record as of the close of business (Toronto time) on the Record Date are entitled to receive notice of and to vote at the Meeting. The failure of any Shareholder who was a Shareholder on the Record Date to receive notice of the Meeting does not deprive the Shareholder of the right to vote at the Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Meeting
This Proxy Statement and our Annual Report for the fiscal year ended March 31, 2026, including our Form 10-K for the fiscal year ended March 31, 2026 (our “2026 Annual Report”), are available free of charge at: www.canopygrowth.com/investors/#sec-filings.

As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”) and the Canadian securities regulators, the Company is providing meeting-related materials to Shareholders over the Internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Shareholders will have access to them online.
The Notice of Internet Availability will explain how to access the Notice of Meeting, this Proxy Statement and our 2026 Annual Report (collectively, the “proxy materials”) on the Internet. Electronic copies of the Notice of Internet Availability and the proxy materials will be available at www.canopygrowth.com/investors/investor-events/annual-general-and-special-meeting-2026. In addition, Shareholders will be able to request copies of the Company’s interim financial statements and the related management’s discussion and analysis (“MD&A”). The audited consolidated financial statements of the Company for the fiscal years ended March 31, 2026 (“Fiscal 2026”) and March 31, 2025 (“Fiscal 2025”) and the related MD&A, are available on the Company’s website at www.canopygrowth.com/investors/earnings. All of the above-noted materials are available under the Company’s profile on SEDAR+ at www.sedarplus.ca. Shareholders are reminded to review these online materials when voting. Electronic copies of the proxy materials in connection with the Meeting will be available on the Company’s website for a period of one year.
Shareholders may request to receive paper copies of the proxy materials in connection with the Meeting at www.proxyvote.com, or by calling 1-877-907-7643 and entering the provided 16-digit control number, or obtain further information about notice-and-access by calling the toll-free number 1-844-916-0609 (English) or 1-844-973-0593 (French), or, by email at noticeandaccess@broadridge.com. In order for Shareholders to receive the paper copies of the proxy materials in advance of any deadline for the submission of voting instructions and the date of the Meeting, it is recommended to request materials using one of the methods above as soon as possible but not later than September 11, 2026.
The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting website. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.
If you are a non-registered Shareholder, you will not receive a Notice of Internet Availability directly from us, but your Intermediary (as defined below) will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your Shares, as well as other options that may be available to you for receiving our proxy materials.
Solicitation of Proxies
This Proxy Statement is furnished in connection with the solicitation of proxies by the management of the Company for use at the Meeting, to be held on September 25, 2026, at the time and place and for the purposes set forth in the accompanying Notice of Meeting. It is expected that the solicitation will primarily be by mail. Canopy Growth will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to those beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means. These directors, officers and employees will not receive additional compensation but may be reimbursed for reasonable out-of-pocket expenses incurred in doing so.
In addition, Canopy Growth has engaged the services of Sodali & Co., (“Sodali”), a professional proxy solicitation firm, to aid in the solicitation of proxies from Shareholders in connection with the Meeting. Canopy Growth will pay Sodali project management fees plus reimbursement for its reasonable out-of-pocket expenses estimated to total C$250,000. Canopy Growth and Sodali may solicit proxies or voting instructions by telephone, facsimile, mail, electronic mail or other means of communication. Additionally, Sodali may utilize the Broadridge QuickVote™ service or other similar services to assist Shareholders with voting their

Shares over the telephone. If you have any questions about the Meeting, or require assistance in voting your Shares, please contact Sodali at CGC@investor.sodali.com.
Persons Who May Vote at the Meeting
If you are a registered Shareholder as of the Record Date, you are entitled to attend the Meeting and cast a vote for Shares registered in your name to approve the matters described in the Notice of Meeting. If you are a registered Shareholder but do not wish to, or cannot, attend the Meeting you can appoint someone who will attend the Meeting and act as your proxyholder to vote in accordance with your instructions. If your Shares are registered in the name of a broker, bank, trust company, investment dealer or other financial institution (each, an “Intermediary”) you should refer to the section entitled “Non-Registered Shareholders” below.
Matters to be Voted Upon at the Meeting
At the Meeting, you will be voting on:
1.
the election of each of the five director Nominees (as defined below) named in this Proxy Statement (the “Director Election Proposal”);

2.
the re-appointment of PKF O’Connor Davies LLP, (“PKFOD”), as the Company’s auditor and independent registered public accounting firm for the fiscal year ending March 31, 2027 (“Fiscal 2027”) and to authorize the Board or any responsible committee thereof to fix PKFOD’s remuneration (the “PKFOD Re-Appointment Proposal”);

3.
the adoption of a special resolution (the “Share Consolidation Resolution”) approving the amendment to the articles of the Company to provide that: (i) the authorized capital of the Company be altered by consolidating all of the issued and outstanding Shares and Exchangeable Shares (as defined below) on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation share for every five to fifteen outstanding pre-consolidation shares at any time prior to September 25, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), with the exact ratio to be set at a whole number within this range by the Board in its sole discretion and applicable for both the Shares and Exchangeable Shares; and (ii) any fractional shares arising from the consolidation of the Shares and Exchangeable Shares will be deemed to have been tendered by its registered owner to the Company for cancellation for no consideration (the “Share Consolidation Proposal”);

4.
the adoption of an ordinary resolution ratifying and approving By-Law No. 2 of the Company, which establishes advance notice and certain other requirements for shareholders of the Company to propose director nominations for shareholder meetings of the Company (the “Advance Notice By-Law Proposal”);

5.
the adoption of an ordinary resolution approving all unallocated entitlements under the Company’s Omnibus Incentive Plan (the “Renewal of Omnibus Incentive Plan Proposal”);

6.
the adoption of an advisory (non-binding) resolution approving the compensation of our NEOs (as defined below), as described in this Proxy Statement (the “Say-on-Pay Proposal”); and

7.
an advisory (non-binding) vote on the frequency of future advisory (non-binding) votes on the compensation of the Company’s “named executive officers,” with the option of preferencing that such votes occur every “1 Year,” “2 Years” or “3 Years” (the “Say-on-Frequency Proposal”).

Voting by Registered Shareholders
As a registered Shareholder you can vote your Shares in the following ways:
Internet:	Go to www.proxyvote.com. Enter the 16-digit control number printed on the Notice of Internet Availability and follow the instructions on screen.

Phone:
Call 1-800-474-7493 (English) or 1-800-474-7501 (French) and follow the instructions. You will need to enter your 16-digit control number. Follow the interactive voice recording instructions to submit your vote.

At the Meeting:
Registered Shareholders and duly appointed proxy holders can vote at the appropriate times by completing a ballot online during the Meeting. We anticipate that once voting has opened during the Meeting the resolutions and voting choices will be displayed and you will be able to vote by selecting your voting direction from the options shown on the screen. You must click submit for your vote to be counted.

If you have any questions regarding the proxy materials or the Meeting, please contact Broadridge Investor Communications Corporation (“Broadridge”) via email at proxy.request@broadridge.com.
Appointing a Proxyholder
The persons named in the enclosed proxy form are directors or officers of Canopy Growth designated by management of Canopy Growth. A registered Shareholder has the right to appoint as proxyholder a person or company (who need not be a Shareholder) other than the persons already named by management of the Company in the enclosed proxy form to attend and act on such registered Shareholder’s behalf at the Meeting. Such right may be exercised by inserting the name of the chosen proxyholder and providing a unique appointee identification number for their appointee to access the Meeting, either online at www.proxyvote.com using the 16-digit control number provided, or, using the proxy form and returning the completed form in the pre-addressed return envelope provided for that purpose, to Broadridge no later than 1:00 p.m. Toronto time on September 23, 2026. You must provide your appointee with the exact name and eight-character appointee identification number to access the Meeting. Appointees can only be validated at the virtual Meeting using the exact name and eight-character appointee identification number you enter.
If you do not create an eight-character appointee identification number, your appointee will not be able to access the Meeting.
Instructing your Proxy and Exercise of Discretion by your Proxy
You may indicate on your form of proxy how you wish your proxyholder to vote your Shares. To do this, simply mark the appropriate boxes on the form of proxy. If you do this, your proxyholder must vote your Shares in accordance with the instructions you have given.
If you sign your proxy form but do not give any instructions as to how to vote on a particular issue to be decided at the Meeting, your proxyholder can vote your Shares as he or she thinks fit. If you have appointed the persons designated in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote in accordance with the recommendations of the board of directors of the Company (the “Board”). The Board recommends that Shareholders vote as follows:
1.
“FOR” the election of each of the five director Nominees (as defined below) named in this Proxy Statement;

2.
“FOR” the PKFOD Re-Appointment Proposal;

3.
“FOR” the Share Consolidation Proposal;

4.
“FOR” the Advance Notice By-Law Proposal;

5.
“FOR” the Renewal of Omnibus Incentive Plan Proposal;

6.
“FOR” the Say-on-Pay Proposal; and

7.
For the option of having future “say-on-pay” votes every “1 Year” with respect to the Say-on-Frequency Proposal.

Further details about these matters are set out in this Proxy Statement. If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named in the accompanying proxy form will vote the proxies held by them in accordance with their best judgment. As of the date of this Proxy Statement, management is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.
Revoking your Proxy
If you want to revoke your proxy after you have delivered it, you can do so at any time before the cut-off period noted in the paragraph below. You may do this by (a) attending the Meeting and voting if you were a registered Shareholder at the Record Date; (b) signing and delivering a proxy bearing a later date; (c) signing a written statement which indicates, clearly, that you want to revoke your proxy and delivering this signed written statement to the registered office of the Company at 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Chief Legal Officer; or (d) in any other manner permitted by law.
Your proxy will only be revoked if a revocation is received by 4:00 p.m. (Toronto time) on the last business day before the day of the Meeting, or any adjournment or postponement thereof, or delivered to the Chair of the Meeting at invest@canopygrowth.com before it commences. If you revoke your proxy and do not replace it with another that is deposited with the Company before the deadline, you can still vote your Shares, but to do so you must attend the Meeting.
Non-Registered Shareholders
The information set forth in this section is of significant importance to Shareholders who do not hold Shares in their own name (“non-registered Shareholders”). If your Shares are not registered in your own name, they will be held in the name of an Intermediary, usually a bank, trust company, securities dealer or other financial institution and, as such, your Intermediary will be the entity legally entitled to vote your Shares and must seek your instructions as to how to vote your Shares.
Intermediaries are required to seek voting instructions from non-registered Shareholders in advance of Shareholder meetings. Every Intermediary has its own mailing procedures and provides its own return voting instructions, which should be carefully followed by non-registered Shareholders to ensure that their Shares are voted at the Meeting. Often, the form of proxy supplied to a non-registered Shareholder by its Intermediary is identical to the form of proxy provided by the Company to the Intermediaries. However, its purpose is limited to instructing the Intermediary on how to vote on behalf of the non-registered Shareholder. The majority of Intermediaries now delegate responsibility for obtaining instructions on how to vote from clients to Broadridge. Broadridge typically mails a voting information form (“VIF”) to the non-registered Shareholders and asks the non-registered Shareholders to return the VIF to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A non-registered Shareholder receiving a VIF from Broadridge cannot use that VIF to vote Shares directly at the Meeting. The VIF must be returned to Broadridge or the Intermediary well in advance of the Meeting to have the Shares voted.
If you are a beneficial owner of shares registered in the name of an Intermediary, you may generally change your vote by (1) submitting new voting instructions to your Intermediary or (2) if you have obtained a “legal proxy” from the organization that holds your shares giving you the right to vote your shares, by attending the Meeting and voting in person. However, please consult your broker or other Intermediary for any specific rules it may have regarding your ability to change your voting instructions.
In accordance with the requirements of NI 54-101 and SEC Rule 14a-16, the Company is using notice-and-access to send proxy-related materials for use in connection with the Meeting to non-registered Shareholders using the “indirect” sending procedures set out in NI 54-101 and SEC Rule 14a-16. Accordingly, the Company has distributed copies of the Notice of Internet Availability or, if a non-registered Shareholder has so requested, proxy materials, in connection with the Meeting to Broadridge to deliver, on behalf of the Intermediaries, to each non-registered Shareholder.
If you are a non-registered Shareholder and wish to appoint someone as your proxyholder, including yourself, to participate in the Meeting, please follow the instructions below under “Participation at the Meeting.”

Voting by Non-Registered Shareholders
As a non-registered Shareholder, you can vote your Shares in the following ways:
Internet:	Go to www.proxyvote.com. Enter the 16-digit control number printed on the Notice of Internet Availability or VIF and follow the instructions on screen.
Phone:
Call 1-800-474-7493 (English) or 1-800-474-7501 (French) and follow the instructions. You will need to enter your 16-digit control number. Follow the interactive voice recording instructions to submit your vote.

Mail:	Enter your voting instructions, sign and date the VIF, and return the completed VIF in the enclosed postage paid envelope.
If you have any questions regarding this notice or the Meeting, please contact Broadridge via email at proxy.request@broadbridge.com.
Shareholders who hold their shares at Interactive Brokers LLC can vote online at http://proxypush.com using the provided control number.
Clients of Robinhood Securities, LLC who are eligible to vote will receive a voting notice from noreply@robinhood.com with voting hosted by Say Technologies.
Broker Non-Votes
A “broker non-vote” occurs when a broker who holds its customer’s Shares in the name of a brokerage submits proxies for such Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. Without specific instructions, Canadian brokers are prohibited from voting their customers’ Shares.
Without specific instructions, US brokers, as the holders of record, are permitted to vote their customers’ Shares on “routine” matters only, but not on other matters. The only proposals that constitute “routine” matters on which U.S. brokers will have discretion to vote are the PKFOD Re-Appointment Proposal and the Share Consolidation Proposal.
Participation at the Meeting
The Company is holding the Meeting in a virtual only format, which will be conducted via live audio webcast online at www.virtualshareholdermeeting.com/WEED2026. Shareholders will not be able to attend the Meeting in person. Participating in the Meeting online enables registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, to ask questions and vote, all in real time. Registered Shareholders and duly appointed proxyholders can vote at the appropriate times during the Meeting. Non-registered Shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting, listen and ask questions but will not be able to vote. Guests are able to listen to the Meeting but are not able to ask questions or vote at the Meeting.
To log in to the Meeting online visit www.virtualshareholdermeeting.com/WEED2026 on your smart phone, tablet or computer and check-in using the control number included either on your proxy form, Notice of Internet Availability or VIF, as applicable. You should ensure you have a strong, preferably high-speed, Internet connection wherever you intend to participate in the Meeting. The Meeting will begin promptly at 1:00 p.m. Toronto time on September 25, 2026; however, we recommend that you access the Meeting site at least 30 minutes before the Meeting starts and test your compatibility using the “Click Here” prompt and if necessary, upgrade the media player on your device. You will be able to log in 15 minutes before the Meeting starts. To log in, click on one of the following choices:
•
“Shareholders” - enter the 16-digit control number located on your form of proxy, Notice of Internet Availability or VIF. Only registered Shareholders will be entitled to vote at the Meeting; or

•
“Proxyholders / Appointees” - follow the instructions including entering the appointee name and appointee identification number exactly as it was provided by the Shareholder and click on “Submit”; or

•
“Guests” and then complete the online form. Guests may attend the Meeting but will not be able to ask questions.

When successfully authenticated, the information screen will be displayed. You can view information about the Company, listen to the webcast and, where applicable, ask questions and vote.
Even if you plan to attend the Meeting, we recommend that you vote in advance, so that your vote will be counted if you later decide not to attend the Meeting. If you wish to attend and vote at the Meeting, please log-on to the virtual Meeting in advance to ensure that your vote will be counted.
How to Vote Your Shares at the Meeting if You are a Non-Registered Shareholder not Resident in the United States
If you are a non-registered Shareholder not resident in the United States and you wish to vote your Shares during the Meeting by online ballot through the live webcast platform, you should follow these instructions:
1.
Insert your name and an eight-character appointee identification number either online at www.proxyvote.com using the 16-digit control number provided or in the space provided on the VIF and returning the completed form in the pre-addressed return envelope provided for that purpose to be received by Broadridge no later than 1:00 p.m. Toronto time on September 23, 2026. You must use the exact name and eight-character appointee identification number to access the Meeting. As an appointee you can only be validated at the Meeting using the exact name and eight-character appointee identification number you enter.

2.
If you do not create an eight-character appointee identification number, your appointee will not be able to access the Meeting.

3.
By following the procedures in instruction 1 above, you are instructing your Intermediary to appoint you as proxyholder. If you do not wish to be appointed a proxyholder and vote at the Meeting, please do not complete this portion of the form.

How to Vote at the Meeting If You Are a Non-Registered Shareholder Resident in the United States
If you are a non-registered Shareholder resident in the United States and wish to vote at the Meeting or, if permitted, appoint a third party as your proxyholder, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary or contact your Intermediary to request a proxy form if you have not received one.
Submitting Questions during the Meeting
We expect to hold, to the extent feasible and practical, a live question and answer session in connection with the Meeting. Registered Shareholders, duly appointed proxyholders and non-registered Shareholders will be able to submit questions for the question and answer session. Questions can be submitted only during the Meeting in writing through the live webcast at www.virtualshareholdermeeting.com/WEED2026 after logging-in and typing your question into the “Ask a Question” field, and clicking “Submit.”
We intend to answer properly submitted questions that are pertinent to the Company and Meeting matters, as time permits. Questions sent will be moderated before being sent to the Chair of the Meeting. The Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to Meeting matters or that are otherwise inappropriate.
Technical Assistance
If you encounter any technical difficulties accessing the virtual Meeting during the check-in or the Meeting, please call the phone number provided on the website.

Vote Counting
A representative of Broadridge will act as scrutineer at the Meeting and will count the votes.
Quorum
A quorum at meetings of Shareholders consists of the presence, in person, by remote communication or by proxy duly authorized, of the holders of 33 1∕3% of the outstanding Shares entitled to vote at the Meeting.
Shareholder Approval/Recommendation
The following describes the vote required to elect directors, express your approval or disapproval of the compensation of our NEOs, to recommend the frequency of “say-on-pay votes” and to adopt each other proposal, and the manner in which votes will be counted:
1.
Director Election Proposal. You may select “For” or “Against” with respect to each Nominee for director under the Director Election Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of each Nominee for director under the Director Election Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

2.
PKFOD Re-Appointment Proposal. You may select “For” or “Withhold” with respect to the PKFOD Re-Appointment Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the PKFOD Re-Appointment Proposal. Broker non-votes, abstentions and “Withhold” votes will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

3.
Share Consolidation Proposal. You may select “For,” “Against” or “Abstain” with respect to the Share Consolidation Proposal. The affirmative vote of at least 66 2∕3% of the votes cast, in person or by proxy, will constitute approval of the Share Consolidation Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

4.
Advance Notice By-Law Proposal. You may select “For,” “Against” or “Abstain” with respect to the Advance Notice By-Law Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Advance Notice By-Law Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

5.
Renewal of Omnibus Incentive Plan Proposal. You may select “For,” “Against” or “Abstain” with respect to the Renewal of Omnibus Incentive Plan Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Renewal of Omnibus Incentive Plan Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

6.
Say-on-Pay Proposal. You may select “For,” “Against” or “Abstain” with respect to the Say-on-Pay Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval, on an advisory basis, of the Say-on-Pay Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

7.
Say-on-Frequency Proposal. You may select “1 Year”, “2 Years,” “3 Years” or “Abstain” with respect to the Say-on-Frequency Proposal. You are not voting to approve or disapprove the Board’s recommendation on the Say-on-Frequency Proposal. The selection that receives the greatest number of votes cast at the Meeting will be deemed to have received the recommendation of the Shareholders and the vote will not be binding on the Board. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

Voting Securities and Principal Shareholders
The authorized share capital of the Company includes an unlimited number of Shares, and an unlimited number of Exchangeable Shares. Each Shareholder is entitled to one vote for each Share held by such Shareholder and the Exchangeable Shares are not entitled to vote at the Meeting. As of the Record Date, [   •   ] Shares were issued and outstanding.
There are no special rights or restrictions attached to the Shares. The Shares rank equally as to all benefits which might accrue to the holders thereof, including the right to receive dividends out of monies of the Company properly applicable to the payment of dividends if and when declared by the Board and to participate ratably in the remaining assets of the Company in any distribution on a dissolution or winding-up. Shareholders do not have cumulative voting rights with respect to the election of directors.
Any Shareholder of record at the close of business on the Record Date who either attends the Meeting or who has completed and delivered a proxy in the manner specified, subject to the provisions described above, will be entitled to vote or to have such Shareholder’s Shares voted at the Meeting.
Canopy Growth held a special meeting of shareholders on April 12, 2024 at which Shareholders approved a special resolution authorizing an amendment to its articles of incorporation, as amended (the “Amendment Proposal”), in order to: (i) create and authorize the issuance of a new class of non-voting, non-participating exchangeable shares in the capital of Canopy Growth (the “Exchangeable Shares”); and (ii) restate the rights of the Shares to provide for a conversion feature whereby each Share may at any time, at the option of the holder, be converted into one Exchangeable Share. The Exchangeable Shares do not carry voting rights, rights to receive dividends or other rights upon dissolution of Canopy Growth but are convertible into Shares on a one-for-one basis at any time. Any sale of Exchangeable Shares requires the holder thereof to deliver a certification to the Company that such holder reasonably believes that such transfer is occurring in compliance with the Canadian take-over bid requirements as though the Exchangeable Shares were voting securities or equity securities of the Company.
As of the Record Date, to the knowledge of the directors and executive officers of the Company, no person or entity beneficially owns, or controls or directs, directly or indirectly, voting securities of the Company carrying 10% or more of the voting rights attached to the Shares. However, as of the Record Date, Constellation Brands, Inc. (“CBI”) and its affiliates (collectively, the “CBI Group”) collectively hold 26,261,474 Exchangeable Shares, representing 100% of the issued and outstanding Exchangeable Shares and approximately [   •   ]% of the issued and outstanding Shares on an as-converted basis.
INTEREST OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON
No person or company who is, or at any time since the beginning of Fiscal 2026 was, a director or executive officer of the Company, and no person who is a proposed management Nominee for election as a director of the Company, or an associate or affiliate of any such director, executive officer or proposed Nominee, has any material interest, direct or indirect, by way of beneficial ownership or otherwise, in matters to be acted upon at the Meeting other than the Director Election Proposal.
NON-GAAP FINANCIAL MEASURES
This Proxy Statement makes reference to certain non-GAAP financial measures, including Adjusted EBITDA. Adjusted EBITDA is not a recognized measures under United States generally accepted accounting principles (“GAAP”), does not have a standardized meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other issuers; however, the Company believes that Adjusted EBITDA is useful to assist readers in evaluating the performance of the Company.
The Company defines Adjusted EBITDA as the reported net loss, adjusted to exclude: income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; expected credit losses on financial assets and related charges; restructuring costs recorded in cost of goods sold; and charges related to the flow-through of inventory step-up on business combinations; and further adjusted to remove acquisition-related costs. Management believes that Adjusted EBITDA provides meaningful and useful financial information as this measure demonstrates the operating performance of businesses.

For more information regarding the non-GAAP financial measures used by the Company, see our 2026 Annual Report.
PRESENTATION OF FINANCIAL STATEMENTS
The Company’s audited consolidated financial statements as at March 31, 2026 and 2025 and for each of the years in the three-year period ended March 31, 2026, together with the auditor’s report thereon, will be placed before the Shareholders at the Meeting. The Company’s audited consolidated financial statements at March 31, 2026 and 2025 and for each of the years in the three-year period ended March 31, 2026 and related MD&A included in our Annual Report on Form 10-K for Fiscal 2026 (the “2026 10-K”) filed with the SEC and applicable Canadian securities regulators on June 15, 2026 are also available on the Company’s website at www.canopygrowth.com.

PROPOSAL NO. 1 – DIRECTOR ELECTION PROPOSAL
Board of Directors
The Company currently has five directors, and the Board has nominated five nominees (the “Nominees”) to be elected at the Meeting, whose names are set forth below. All of the five Nominees are currently directors of the Company and have been nominated by the Board for re-election as directors at the Meeting. All of the five Nominees have been directors since the dates indicated below and each director elected at the Meeting will hold office until the next annual general meeting of Shareholders or until his or her successor is duly elected or appointed. Information about each nominated director can be found in the “Nominees for Election as Directors at the Meeting” section below.
Canopy Growth is subject to the statutory majority voting requirements under the CBCA (the “CBCA Majority Voting Requirements”), which became effective on August 31, 2022. In accordance with the CBCA Majority Voting Requirements, directors stand for election each year at the annual meeting of Shareholders, and a separate vote of Shareholders is taken with respect to each candidate nominated for director. If there is an uncontested election, each candidate is elected only if the number of votes cast in their favor represents a majority of the votes cast for and against them by the Shareholders who are present in person or represented by proxy at the meeting. If an incumbent director is not re-elected in an uncontested election, the director may continue in office until the earlier of (i) the 90th day after the day of the election; and (ii) the day on which their successor is appointed or elected. Majority voting will not apply in the case of a contested election of directors, in which case the directors will be elected by a plurality of votes of the shares represented in person or by proxy at the meeting and voted on the election of directors.
Nominees for Election as Directors at the Meeting
The table below sets forth certain biographical information regarding the Nominees as of the Record Date. In addition, a discussion of the qualifications, attributes and skills of each Nominee that led the Board and the Corporate Governance, Compensation and Nominating Committee (“CGCN Committee”) to the conclusion that he or she should continue to serve as a director follows each of the Nominee biographies. Additional information regarding the skills and expertise of each of the Nominees is included below under the section entitled “Board of Directors, Committees and Governance - Board Skills Matrix.” If a Nominee is listed as “Independent” in the table below, that Nominee meets the requirement to be an “independent director” under Rule 5605(a)(2) of the Listing Rules of the Nasdaq Stock Market (the “Nasdaq Rules”) and the definition of “independence” under National Instrument 52-110 – Audit Committees (“NI 52-110”).

David Lazzarato Toronto, Ontario, Canada Independent Director Since March 31, 2020
David Lazzarato serves as Chair of the Board, is a member of the Audit Committee and a member of the CGCN Committee. Mr. Lazzarato’s impressive career includes senior executive positions with Alliance Atlantis Communications, Allstream, Bell Canada, and CAE. In 2016, Mr. Lazzarato retired and has since been a corporate director. Mr. Lazzarato has served on corporate and not-for-profit boards for two decades. Mr. Lazzarato has served on the board of directors and as a member of the audit committee of BlueAnt Media Corporation, an international streamer, production studio and rights business listed on the Toronto Stock Exchange (the “TSX”), since February 2026. Previously, Mr. Lazzarato served on the board of directors of Flutter Entertainment plc, a New York Stock Exchange listed company, from May 2020 until May 2024 and Thunderbird Entertainment from February 2024 through January 2026.
Mr. Lazzarato brings to the Board a demonstrated commercial and financial acumen to assist businesses going through pivotal inflection points.

Committee Memberships
Audit Committee CGCN Committee
	Attendance in Fiscal 2025	Other Public Company Directorships
	Board: 15/16 Audit: 3/4 CGCN: 4/5	BlueAnt Media Corporation (TSX: BAMI) (Since February 2026) Flutter Entertainment plc (May 2020 to May 2024)
Equity Ownership
	Shares	RSUs	Options
	89,995	121,864	-

Theresa Yanofsky Westmount, Quebec, Canada Independent Director Since March 31, 2020
Theresa Yanofsky currently serves as a member of the Board where she also acts as the Chair of the CGCN Committee as well as a member of the Audit Committee. Ms. Yanofsky has extensive experience working with big-name retailers and is respected for her strategic leadership and disciplined approach to driving revenue. Ms. Yanofsky brings over 30 years of experience working with rapidly growing big-name global retailers. Ms. Yanofsky has served as a board member for Reitmans (Canada) Ltd., (“Reitmans”), a Canadian-based retailer listed on the TSX, since August 2019 and has served as a member of the board of directors of Goodfood Market Corp., a leading online grocery company in Canada listed on the TSX, since July 2019. Most recently, Ms. Yanofsky was appointed as a board member for Purolator Inc., a leading integrated freight, package and logistics provider, in April, 2022. Ms. Yanofsky served as the Senior Vice-President, General Manager of Sephora Canada, a retailer of personal care and beauty products, from 2015 until her retirement in March 2020; prior to which she worked at L Brands where she was the country manager for Bath & Body Works Canada.
Ms. Yanofsky brings to the Board over 30 years of experience working with rapidly growing big-name global retailers as well as significant senior management and public company board and corporate governance experience.

Committee Memberships
Audit Committee CGCN Committee (Chair)
Attendance in Fiscal 2025	Other Public Company Directorships
Board: 15/16 Audit: 4/4 CGCN: 5/5	Goodfood Market Corp. (TSX: FOOD) (2019 to Present) Reitmans Canada Limited (TSXV: RET) (2019 to Present)
Equity Ownership
Shares	RSUs	Options
65,172	81,243	-

Luc Mongeau Woodbridge, Ontario, Canada Director Since February 7, 2024 CEO Since January 6, 2025
Luc Mongeau is the Chief Executive Officer (“CEO”) of Canopy Growth and also serves on the Board. Mr. Mongeau is a seasoned executive with over 25 years of experience spearheading consumer goods companies throughout North America, including Weston Foods and Mars Petcare. Mr. Mongeau is an established leader with demonstrated expertise in marketing, sales, supply chain operations, and mergers and acquisitions. Prior to Canopy Growth, from September 2022 to January 2025, Mr. Mongeau was the CEO of eSolutions Furniture Inc., formerly Bestar-Bush, where he led the transformation of the business to deepen its share of the digital commerce furniture industry. This included reconfiguring the North American manufacturing network and enhancing the company’s global supply chain. From September 2017 to March 2022, during Mr. Mongeau’s tenure as President of Weston Foods, he spearheaded the strategic realignment and end-to-end operational leadership of the North American bakery, overseeing a team of over 6,000 employees across 40 facilities. He also directed the development of commercial strategies across branded and private label categories for major North American retailers and managed the sale of Weston Foods. Prior to this, in his role as President of Mars Petcare North America, Mr. Mongeau provided strategic and operational leadership to the North American organization with more than 3,000 employees, 27 manufacturing sites, and three distinct operating units within both branded and private label categories.
Mr. Mongeau holds a Bachelor of Science from the Université de Sherbrooke and an MBA from the Ivey School of Business at Western University. He has also completed executive education at Harvard Business School.
Mr. Mongeau brings his extensive experience in business transformation and strategic leadership to the Board.

Committee Memberships
N/A
Attendance in Fiscal 2025	Other Public Company Directorships
Board: 15/16	None
Equity Ownership
Shares	RSUs	Options
149,620	1,547,293	2,428,872

Shan Atkins Orlando, Florida Independent Director since August 6, 2025
M. Shan Atkins, ICD.D, NACD.DC serves as a member of the Board where she also acts as the Chair of the Audit Committee. Ms. Atkins is a retired consumer and retail executive. She was most recently Co-Founder and Managing Director of Chetrum Capital LLC, a private investment firm, a position she held from 2001 through 2017. Ms. Atkins is a former partner in the consumer and retail practice of international consultancy Bain & Company where she developed and executed strategic plans for major retail organizations. She also served as a C-suite executive at a Fortune 15 public retailer, where she led a multi-billion-dollar business unit. Ms. Atkins is an independent board director with extensive experience in retail strategy and operations, consumer goods, wholesale distribution, cybersecurity oversight, accounting and finance, and private investment in both the U.S. and Canada having served on the boards of eleven public and large private companies since beginning her board service in 1999 while an executive in the retail industry. Ms. Atkins has received numerous accolades in her directorship career, including being recognized in 2025 as one of the top 250 Directors in America by Wall Street Journal. Ms. Atkins has served on the board of directors of Darden Restaurants (NYSE: DRI), an owner and operator of full-service restaurants, since 2014, where she chairs the audit committee and serves on the Governance and Nominating Committee of the Darden Restaurants board. During the past five years, Ms. Atkins also served on the following public company boards of directors: SpartanNash Company, a food solutions company, based in Michigan from 2013 until its acquisition in September 2025; Aurora Cannabis, Inc., a Canadian cannabis company, from 2019 to 2023; SunOpta, Inc., a North American manufacturer of natural and organic food products, from 2014 to 2019; LSC Communications, Inc., a leading provider of long and short-run printing services to the book, catalog and magazine publishing industries, from 2016 to 2021. Ms. Atkins was an observer on the Board of Canopy Growth from April 1, 2025 until she became an independent director on August 6, 2025.
Ms. Atkins brings to the Board her retail industry, operations, strategic planning, financial expertise, and public-company director experience.

Committee Memberships
Audit Committee (Chair)
Attendance in Fiscal 2025	Other Public Company Directorships
Board: 7/7 Audit: 2/2	Darden Restaurants (NYSE: DRI) (2014 to Present) SpartanNash Company (2013 to September 2025) Aurora Cannabis, Inc. (2019 to 2023) SunOpta, Inc. (2014 to 2019) LSC Communications, Inc. (2016 to 2021)
Equity Ownership
Shares	RSUs	Options
65,274	81,243	-

Joseph Bayern St. James, New York Independent Director Since October 10, 2025
Joseph Bayern is a dynamic leader with a history of creating shareholder value through turnarounds, organic growth and business model transformations. He has a deep understanding of the consumer products industry domestically as well as internationally and has been part of large multi-national organizations, mid-sized growth companies and startups. Mr. Bayern has worked with some of the most globally recognized brands such as Snapple, Dr. Pepper and Voss Water, and companies including Deloitte LLP, Cadbury Schweppes, (“Cadbury”) and Curaleaf Holdings, Inc. (“Curaleaf”). Since January 9, 2026, Mr. Bayern has been the CEO of MM Brands, Inc., which owns the Mary’s Medicinals and Dixie cannabis brands distributed in the United States. Prior to MM Brands, Inc., Mr. Bayern served as the CEO of GCC MSO Management LLC d/b/a Glorious Cannabis Company, a cannabis company with operations in Michigan and Massachusetts, from October 2023 to October 2024. Prior to that, Mr. Bayern served as an executive officer of Curaleaf, a U.S. provider of consumer products in cannabis listed on the Canadian Securities Exchange, from December 2019 to January 2023, including serving as President from December 2019 until December of 2020 and CEO from January 2021 until May 2022. Prior to his involvement with Curaleaf, Mr. Bayern served as the President of a California-based cannabis start-up, Indus Holdings, Inc. (“Indus”) from January 2019 to December 2019, where he successfully helped the company raise $40 million and complete its go public transaction, pursuant to which Indus’ shares were listed for trading on the Canadian Stock Exchange. Prior to entering the cannabis industry in January of 2019, Mr. Bayern was part of the team that helped Voss of Norway, a company that bottles and sells drinking water from Norway (“Voss”), make Voss a globally recognized brand. During his tenure at Voss, Mr. Bayern served as Chief Operating Officer from January 2011 to December 2017 and then CEO from December 2017 until November 2018. At Voss, Mr. Bayern helped grow the business from $25 million to $100 million, raised growth capital and executed a partial sale to a strategic buyer. While running global strategy for Cadbury from September 2003 until August 2006, and U.S. strategy for Cadbury’s beverage business from August 2006 to November 2007, which included Dr. Pepper and Snapple brands, he was part of the team that transformed Cadbury into a pure play confectionery leader, which ultimately was acquired by Kraft Foods Inc. and resulted in the formation of the Dr. Pepper Snapple Group in 2008. At Snapple Beverage Group (“Snapple”) from December 1997 to August 2003, Mr. Bayern was part of the executive team responsible for the turnaround of Snapple under the ownership of The Triarc Beverage Group (“Triarc”). Triarc bought Snapple from The Quaker Oats Company for $300 million in 1997 and sold the business to Cadbury Schweppes plc for $1.4 billion in 2000. Prior to joining Snapple, Mr. Bayern spent 12 years in various accounting and management consulting roles, including as a Senior Manager of Management Consulting with Deloitte LLP. Mr. Bayern was a Board observer from April 1, 2025 until he became an independent director on October 10, 2025.
Mr. Bayern brings to the Board significant executive officer experience, including serving as CEO of Curaleaf Holdings, Inc., a publicly traded cannabis consumer products company, as well as CEO of two private companies. He also brings to the Board significant executive experience with non-cannabis consumer products companies.

Committee Memberships
CGCN Committee
Attendance in Fiscal 2025	Other Public Company Directorships
Board: 7/7 CGCN: 2/2	None
Equity Ownership
Shares	RSUs	Options
63,884	81,243	-

In considering the Nominees’ individual experience, qualifications, attributes, skills and past Board participation, the Board has concluded that when considered all together, the appropriate experience, qualifications, attributes, skills and participation are represented for the Board as a whole and for each of the Board’s committees.
There are no family relationships among any directors and executive officers. Each Nominee has indicated a willingness to serve and has consented to being named in this Proxy Statement, and the Board has no reason to believe that any of the Nominees will not be available for election.
Required Vote
You may select “For” or “Against” with respect to each Nominee for director under the Director Election Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of each Nominee under the Director Election Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE. Unless otherwise instructed, the persons designated in the enclosed proxy form intend to vote “FOR” each Nominee. Management does not contemplate that any of the Nominees will be unable to serve as directors; however, if, for any reason at the time of the Meeting, any of the Nominees are unable to serve, and unless otherwise instructed, the persons designated in the enclosed proxy form may vote in their discretion for any substitute nominee(s).

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
The following table sets forth certain information regarding each director, Nominee and executive officer of the Company (all ages are as of the Record Date).
Name	Age	Position(s)
Luc Mongeau	60	Director Chief Executive Officer
Theresa Yanofsky	69	Director Chair of the CGCN Committee Member of the Audit Committee
David Lazzarato	70	Director, Chair of the Board Member of the Audit Committee Member of the CGCN Committee
Shan Atkins	69	Director Chair of the Audit Committee
Joseph Bayern	63	Director Member of the CGCN Committee Member of the Audit Committee
Tom Stewart	44	Chief Financial Officer
Christelle Gedeon	45	Chief Business Development & Corporate Affairs Officer Corporate Secretary
A brief biography of each person who serves as a director of Canopy Growth is included above under “Proposal No. 1 – Director Election Proposal” and a brief biography for each current executive officer of Canopy Growth is set forth below:
Luc Mongeau. For information regarding Mr. Mongeau, see “Directors” above under “Proposal No. 1 – Director Election Proposal”.
Thomas Stewart has served as Canopy Growth’s CFO since September 17, 2025. Prior to his appointment as CFO, Mr. Stewart served as Canopy Growth’s interim Chief Financial Officer since July 2025 and had been a member of the Company’s senior finance leadership team since joining the Company in 2019 as Chief Accounting Officer, a position in which Mr. Stewart oversaw a wide range of finance functions, including accounting, transactional services, external reporting, tax, financial planning and analysis, commercial finance, and operations finance. He has played a key role in building Canopy Growth’s finance function and navigating the Company through significant transformation.
Mr. Stewart is a seasoned finance executive with over 20 years of experience in public company environments. Prior to Canopy Growth, he spent a decade at Constellation Brands in increasingly senior finance roles, following the start of his career in the assurance practice of PricewaterhouseCoopers in Rochester, NY.
From 2018 to 2025, Mr. Stewart served on the Board of Directors for Baden Street Settlement House, a non-profit based in Rochester, where he chaired the Compensation Committee and sat on the Finance & Audit Committee. He is also a member of the Dean’s Advisory Board for the State University of New York at Brockport School of Business.
Mr. Stewart holds a bachelor’s degree in accounting from the State University of New York at Geneseo and is a Certified Public Accountant (CPA) in the state of New York.
Christelle Gedeon serves as Canopy Growth’s Chief Business Development & Corporate Affairs Officer. Dr. Gedeon joined the Company in August 2022 and oversees the company’s global M&A, legal, regulatory, government relations, health and safety, communications and Information Technology (“IT”) governance and infrastructure. Dr. Gedeon has been instrumental to the Company’s profitability strategy including leading the development and announcement of Canopy USA, the Company’s novel approach to realizing the opportunity presented by the U.S. THC market in advance of federal permissibility.

Prior to joining Canopy Growth, Dr. Gedeon served in a number of senior leadership roles including Chief Legal Officer and Corporate Secretary at Aphria, Inc. from July 2018 to August 2021 and Chief Legal Officer of The Metals Company, a deep-sea mining company, from August 2021 to August 2022. Prior to joining Aphria, Dr. Gedeon was a Partner at Fasken Martineau DuMoulin LLP, a leading Canadian law firm. Through these roles, she developed extensive experience in the cannabis industry and in the management of complex regulatory structures, intellectual property management, corporate governance, government relations, and strategic acquisitions, all capabilities that are critical to advancing Canopy Growth’s strategy for North American leadership.
An accomplished commercial lawyer and strategist with more than a decade of experience, Dr. Gedeon played an instrumental role in the completion of more than 50 mergers, acquisitions, and strategic investments during her tenure. Dr. Gedeon holds a Ph.D. in Clinical Pharmacology and Toxicology from the University of Toronto and a dual law degree (LL.B./B.C.L.) from McGill University. She is dual barred in Ontario and Quebec, a registered trademark agent, and certified by Competent Boards with the GCB.D ESG governance designation, a globally recognized credential for board members, executives, and advisors who want to master governance in the context of sustainability, ESG, and climate risk.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS/CEASE TRADE ORDERS, BANKRUPTCIES, PENALTIES OR SANCTIONS
Except as disclosed below:
1.
No Nominee is, as at the date of this Proxy Statement, or has been within ten years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:

a)
was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

b)
was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes hereof, the term “order” means: (a) a cease trade order; (b) an order similar to a cease trade order; or (c) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.
2.
No Nominee:

a)
is, as at the date of this Proxy Statement, or has been within the 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while such person was acting in such capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold its assets; or

b)
has, within 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

3.
No Nominee has been subject to:

a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

b)
any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

On May 15, 2026, the Company filed a press release as well as a material change report with the Canadian securities regulators and a Current Report on Form 8-K with the SEC pursuant to which the Company announced that in connection with the preparation of the consolidated financial statements of the Company for Fiscal 2026, on May 15, 2026, the Audit Committee was made aware of and, after discussion with senior management of the Company, concluded that the Company’s previously issued (i) audited consolidated financial statements for the fiscal year ended March 31, 2024, included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 (the “2024 10-K”), (ii) audited consolidated financial statements for the fiscal year ended March 31, 2025, included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025 (the “2025 10-K”); and (iii) unaudited consolidated financial statements for the quarterly periods ended September 30, 2023, December 31, 2023, June 30, 2024, September 30, 2024, December 31, 2024, June 30, 2025, September 30, 2025, and December 31, 2025, included in the Company’s Quarterly Reports on Form 10-Q for such quarterly periods (together with the 2024 10-K and the 2025 10-K, the “Prior Financial Statements”) should no longer be relied upon because of a technical non-cash accounting error relating to the classification of certain share-settled warrants of the Company with exercise prices denominated in U.S. dollars, first issued during the fiscal year ended March 31, 2024 (the “Default”). Accordingly, the Company should have recorded these instruments as liabilities on its consolidated balance sheets and measured them at fair value at each reporting date, with changes in fair value recorded in the consolidated statements of operations and comprehensive loss. On May 28, 2026, the Ontario Securities Commission issued a management cease trade order against Luc Mongeau, the Company’s CEO and Thomas Stewart, the Company’s CFO as a result of the Default. The management cease trade order prohibited Mr. Mongeau and Mr. Stewart from trading in the securities of the Company until two full business days following the filing of the 2026 10-K, which restated the Prior Financial Statements. The 2026 10-K was filed before the opening of financial markets on June 15, 2026. Accordingly, the management cease trade order was lifted on June 16, 2026.
Since August 2019, Ms. Yanofsky has served as a member of the board of directors of Reitmans. On May 19, 2020, Reitmans filed a petition with the Québec Superior Court for the issuance of, and was granted on the same day, an initial order (the “Initial Order”) seeking the protection and the remedies offered by the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C 36 (the “CCAA”). After its initial filing, Reitmans obtained extensions of the Initial Order until May 28, 2021. On May 25, 2021, the Québec Superior Court issued an extension of the stay of proceedings pursuant to the CCAA until September 28, 2021. Reitmans elected to reduce the amount of the interim debtor-in-possession financing entered into in connection with the CCAA proceedings from C$60.0 million to C$30.0 million. On January 4, 2022, Reitmans obtained a sanction order from the Québec Superior Court for the Company’s plan of arrangement under the CCAA (the “Plan of Arrangement”). Under the Plan of Arrangement, Reitmans distributed an aggregate amount of C$95 million (the “Reitmans Settlement Amount”) to its creditors in full and final settlement of all claims affected by the Plan of Arrangement, including an initial payment of up to C$20,000 per claim plus, if applicable, a pro rata distribution of the remaining balance of the Reitmans Settlement Amount.
Ms. Atkins was a member of the board of directors of LSC Communications, Inc. from 2016 to 2021. On April 13, 2020, LSC Communications, Inc. and certain affiliated entities each filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Substantially all of the assets of LSC Communications were acquired by Atlas Holdings, a private company, pursuant to a court-supervised sale process in December 2020.
Joseph Bayern served as Chief Executive Officer of GCC MSO Management, LLC, d/b/a Glorious Cannabis Company (“GCC”), from October 2023 to October 2024. Following Mr. Bayern’s departure, on February 7, 2025, Needham Bank (the “Plaintiff”) filed a complaint in the Michigan 4th Circuit Court (Jackson County) (the “Court”) seeking the appointment of a receiver with respect to entities related to GCC MSO Management, LLC (collectively, the “Defendants”). On February 14, 2025, the Court appointed a receiver with respect to all of the Defendants.
Except as set forth above, we are not aware of any of our directors or executive officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

BOARD OF DIRECTORS, COMMITTEES AND GOVERNANCE
Overview
The Board and management of the Company recognize the importance of corporate governance for the effective management of the Company and the protection of its stakeholders, particularly our Shareholders.
National Policy 58-201 – Corporate Governance Guidelines establishes corporate governance guidelines that apply to all public companies. National Instrument 58-101 – Disclosure of Corporate Governance Practices mandates disclosure of corporate governance practices, which disclosure is set out below, in accordance with Form 58-101F1 – Corporate Governance Disclosure. The Company is also required to comply with the provisions of the Sarbanes-Oxley Act of 2002 (“SOX”) and the applicable rules adopted by the SEC pursuant to SOX, as well as the Nasdaq Rules and the rules of the TSX.
Maintaining a high standard of corporate governance is a priority for the Board and the Company’s management as both believe that effective corporate governance will help create and maintain Shareholder value in the long term. A description of the Company’s corporate governance practices is set out below.
Board of Directors
The Board is responsible for the stewardship of the Company, supervising the management of our business and our affairs and acting in the best interests of the Company and Shareholders. The Board has adopted a written “Corporate Governance Guidelines,” pursuant to which the Board assumes responsibility for the stewardship of the Company. The Corporate Governance Guidelines are attached as Appendix A to this Proxy Statement and are also available on the Company’s website at www.canopygrowth.com/investors/governance/committees-charters/.
The Company’s Corporate Governance Guidelines state that the primary responsibilities of directors are to exercise their business judgment in good faith and to act in what they reasonably believe is in the best interests of the Company and its Shareholders. Directors are required to fulfill their responsibilities consistent with their fiduciary duties to Shareholders, in compliance with all applicable rules and regulations and subject to the provisions of the Company’s certificate of incorporation, as amended, and its bylaws. In forming his or her judgment, each director is entitled to rely in good faith on the accuracy of the records of the Company and the information, opinions, reports or statement presented by the Company’s officers, employees, Board committees, outside advisors and auditors. In discharging their obligations, directors are entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors.
The independent judgment of the Board in carrying out its responsibilities is the responsibility of all directors. The Board facilitates independent supervision of management through meetings of the Board and through frequent informal discussions among independent members of the Board and management. In addition, the Board has free access to the Company’s external auditors, external legal counsel and to the Company’s officers.
Meetings
During Fiscal 2026, the Board met 16 times, the Audit Committee met four times and the CGCN Committee met five times. The Board and committees held a combination of in-person and video conference meetings. The individual attendance summary for each of the directors who served as a director during Fiscal 2026 is set forth above.
Board Member Attendance at Board Meetings and Annual Shareholder Meetings
The Company’s Corporate Governance Guidelines state that all directors are expected to make reasonable best efforts to attend all meetings of the Board, all meetings of the committees of which they are members and the annual meeting of Shareholders, and to maintain a satisfactory Board and committee meeting attendance record of no less than 75% in the aggregate, subject to recusal by the Board or relevant committee. During Fiscal 2026, (i) the current directors attended, in aggregate, over 96% of the total number of Board meetings, over 93% of CGCN Committee meetings, and over 91% of Audit Committee meetings held and on which he or she served during his or her period of service and (ii) each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board held during the period for which the director had served as a director on the Board and (b) the total number of meetings held by all committees of the Board on which the director served during the periods that the director served on such committees. The Company generally encourages, but does not require, directors to attend the Company’s annual meetings of Shareholders. Directors are encouraged to attend Board meetings and meetings of committees of which they are members in person but may also attend such meetings by telephone or video conference. All directors were present at the Company’s 2025 annual general and special meeting of Shareholders, which was held via live audio webcast held on September 26, 2025, adjourned to, and reconvened on October 10, 2025 (the “2025 Annual General Meeting”).
Familial Relationships
There are no family relationships among any directors and executive officers.
Director Independence
The Board is currently comprised of five directors: Luc Mongeau, Theresa Yanofsky, Shan Atkins, David Lazzarato (Chair) and Joseph Bayern. Please see the biographies of individual directors under “Proposal No. 1 – Director Election Proposal – Nominees for Election as Directors at the Meeting”. As of the date of this Proxy Statement, a majority of the directors of the Company meet the independence requirements for a director in accordance with Section 1.4 of NI 52-110 and the definition of “independent director” under applicable Nasdaq Rules. The Board has determined that four out of the five Nominees (or 80% of the Nominees), namely Mr. Lazzarato, Ms. Atkins, Mr. Bayern and Ms. Yanofsky, have no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and each is an “independent director” under Rule 5605(a)(2) of the Nasdaq Rules and meet the definition of “independence” under NI 52-110. Mr. Mongeau is not considered independent because of his role as the CEO of the Company.
During Fiscal 2026, following the conclusion of formal business of each quarterly Board meeting, the non-independent director was asked to leave the meeting, and the independent directors held an “in camera” meeting to facilitate open and candid discussion. In addition, any item which could involve a potential conflict of interest among one or more directors is voted on by those directors that are not related to the conflict in question. It is anticipated that “in camera” meetings of the independent directors will continue to be held in this manner during the current fiscal year.
Board Leadership Structure and Qualifications
Pursuant to the Corporate Governance Guidelines, the Board must be composed of a majority of “independent directors”, including the Chair of the Board. The Company defines an “independent director” in accordance with the standards and requirements promulgated by all applicable regulatory bodies exercising control over the Company, including Rule 5605(a)(2) of the Nasdaq Rules. Where it is not appropriate for the Chair of the Board to be independent, an independent director will be appointed to act as lead director (the “Lead Director”). The Lead Director carries out the primary responsibilities that would otherwise be the responsibility of the independent Chair of the Board. At this time, the Board believes that requiring that there be a Lead Director in the event the Chair of the Board is not an independent director is appropriate to provide the most effective leadership structure for Canopy Growth in the rapidly-evolving and highly-regulated cannabis industry.
Currently, Luc Mongeau serves as our CEO and David Lazzarato serves as Chair of our Board. Mr. Lazzarato is an independent director and therefore we currently do not have a Lead Director.
The Chair of the Board will preside over all meetings of the directors, be responsible for the agenda at all meetings of the Board and will preside over meetings of Shareholders. The Chair will convey recommendations of the independent directors to the Board and will be the liaison between the Board and the management of the Company. The Chair will preview information sent to the Board as necessary and approve meeting schedules to assure that there is sufficient time for discussion of all agenda items.

The key responsibilities of the Chair of the Board include, among other things:
•
providing leadership to the Board with respect to its functions as described in the Corporate Governance Guidelines and as otherwise may be appropriate;

•
ensuring Canopy Growth’s policies and practices related to corporate governance and Board operations are properly reflected in internal and external communications;

•
working with the CGCN Committee, submitting to the Board a proposed slate of directors for election at the annual general meeting of shareholders;

•
ensuring that appropriate procedures are in place for the effective operation of the Board;

•
managing the ongoing performance review and the compensation plan for the Company’s CEO; and

•
being available to the Company’s CEO and management to provide guidance and advice.

Oversight of Risk Management
The Board oversees the management of risks inherent in the operation of our business, with a focus on the most significant risks that we face. The Board performs this role primarily through its Audit Committee and CGCN Committee. Each Board committee addresses the risks specific to the function of that committee. For example, the Board committees address the following risks:
•
The Audit Committee performs the Board’s oversight responsibilities as they relate to our accounting policies, internal controls, and financial reporting practices, and is responsible for, among other things, overseeing the process by which the Company assesses and manages risks, and identifying risks inherent in the Company’s business including cybersecurity risks.

•
In connection with its corporate compensation responsibilities, the CGCN Committee reviews all compensation policies and practices for all employees to determine whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

•
In connection with its corporate governance responsibilities, the CGCN Committee is to discuss with management and evaluate management’s efforts to ensure that the Company’s management is taking into account risks that may affect the Company in the areas of human capital management, and the need to update disclosure controls and procedures to address evolving disclosure requirements on environmental, social and governance matters.

Position Descriptions
Chief Executive Officer
The CEO leads the management of the Company’s business and affairs and the implementation of the resolutions and policies of the Board and will report to and comply with the direction of the Board. The key accountabilities and responsibilities of the CEO include, among other things: duties relating to the Company’s values, strategy, governance, risk management, risk appetite, financial performance, human resources management, operational direction, Board interaction, talent management, succession planning and effective communication with Shareholders, clients, employees, regulators and other stakeholders. In addition, the Mongeau Agreement (as defined below) sets forth the responsibilities of the CEO, as approved by the Board, including:
•
shaping global strategic plans by developing and executing the Company’s strategy with the appropriate scale and pace while retaining Company values and entrepreneurial culture and targeting the best markets and products for sustainable customer satisfaction with the appropriate sales and earnings growth;

•
developing a world-class supply chain by defining and executing the supply chain strategy and aligning people, processes and systems to optimize output while maintaining high levels of efficiency across product development, manufacturing/production, quality control and logistics;

•
delivering consistency by producing results based on agreed upon targets and timetable in a rapidly evolving industry;

•
building leading product portfolios by continuing to innovate and develop new products to fulfill consumers across various channels, including medical and adult-use;

•
embracing social responsibility by ensuring that the Company is adhering to all regulatory requirements and is viewed a leader in quality products and safety around the world, and ensuring the Company is at the forefront of the rapidly evolving regulatory landscape;

•
cultivating high performing cross-functional teams and leading the executive team in setting and executing strategic, financial and operational initiatives to drive sustainable growth and profitability;

•
fostering a high performing culture in an entrepreneurial and fast-paced environment that operates with discipline and trust among leaders;

•
identifying emerging market trends and opportunities for expansion, diversification and innovation; and

•
such other duties as the Board may specify from time to time.

Committee Chairs
The Board has developed written charters with respect to each of the Audit Committee and the CGCN Committee, which includes a description of the primary responsibilities of the Chairs of such committees.
The primary responsibilities of the Chair of the Audit Committee and CGCN Committee include, among other things: chairing and setting the agenda for the meetings of the applicable committee, providing leadership to the applicable committee and acting as liaison and maintaining communication with the Chair of the Board and the Board to optimize and co-ordinate input from directors, and to optimize the effectiveness of the applicable committee. The Corporate Governance Guidelines and the committee charters set out in writing the responsibilities of the Board and the committees, respectively.
Committees of Our Board of Directors
The standing committees of the Board consist of the Audit Committee and the CGCN Committee. The responsibilities of these committees are described below. In addition, the Board may establish other committees from time to time to assist the Board in connection with specific matters. The Board oversees the operations of the committees, the appointment of their respective members, their compensation and their conduct. The Board has no intention at this time to establish other standing committees. The following table summarizes the current membership of the Board and each of its committees:
Director Name	Audit Committee	CGCN Committee
M. Shan Atkins	Chair
Theresa Yanofsky	Member	Chair
David Lazzarato	Member	Member
Joseph Bayern		Member
The Audit Committee and the CGCN Committee have adopted detailed charters outlining their responsibilities. Copies of these charters are available on the Company’s website at www.canopygrowth.com/investors/governance/committees-charters/.
Audit Committee
General. The Board has a separately designated standing Audit Committee established in accordance with the Nasdaq Rules. The Audit Committee is currently comprised of three directors: M. Shan Atkins (Chair), David Lazzarato and Theresa Yanofsky, all of whom are considered to be “independent” within the meaning of such term under applicable Nasdaq Rules relating to audit committees and Section 1.4 of NI 52-110. The members of the Audit Committee are appointed by the Board, and each member of the Audit Committee serves at the pleasure of the Board until the member resigns, is removed or ceases to be a member of the Board.
The Board has determined that M. Shan Atkins, the Chair of the Audit Committee, qualifies as an “audit committee financial expert” for purposes of the SEC’s rules and meets the requirements for independence of audit committee members under the Nasdaq Rules. The SEC has indicated that the designation of Ms. Atkins as an audit committee financial expert does not make her an “expert” for any purpose, impose any duties, obligations or liabilities on her that are greater than those imposed on other members of the Audit Committee and the Board who do not carry this designation or affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.
Purpose. The Audit Committee’s primary purpose is to assist the Board in fulfilling its oversight responsibilities for the financial reporting process, the system of internal control over financial reporting and accounting compliance, the audit process of the financial statements and processes for identifying, evaluating and monitoring the management of the Company’s principal risks impacting financial reporting. The Audit Committee also assists the Board with the oversight of financial strategies and the adequacy and effectiveness of the Company’s overall risk management program including cybersecurity. The Audit Committee Chair also meets regularly with management and with the Company’s internal auditors, including its CFO, and its external auditors, PKFOD. The Audit Committee Charter (the “Audit Committee Charter”) sets forth, among other things, the role and responsibilities of the Audit Committee’s chair.
Responsibilities. Pursuant to the Audit Committee Charter, the Audit Committee is directly responsible for, among other things: (1) assisting the Board with the oversight of the quality and integrity of the Company’s financial statements, (2) the appointment, compensation and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting and (3) establishment and maintenance of processes to assure compliance with applicable legal and regulatory requirements and the Company Code of Business Conduct and Ethics.
The Audit Committee Charter is available on the Company’s website at www.canopygrowth.com/investors/governance/committees-charters/.
CGCN Committee
General. The CGCN Committee is currently comprised of three directors of the Company: Theresa Yanofsky (Chair), Joseph Bayern, and David Lazzarato, all of whom are considered to be an “independent director” under applicable Nasdaq Rules relating to compensation committees and nominating committees and meet the definition of “independence” under NI 52-110.
Purpose. The CGCN Committee’s purpose is to provide leadership in shaping the corporate governance policies and practices of the Company, put forward nominations for the appointment of directors by the Board, discharge the responsibilities of the Board relating to compensation of the Company’s directors and executive officers as determined by the Board, assist the Board in establishing appropriate incentive compensation and equity-based plans and to administer such plans, oversee the annual process of evaluation of the performance of management; and to assist the Board in its oversight of CGCN Committee’s human resource strategies.
Responsibilities – Compensation and Corporate Governance Matters. The CGCN Committee’s primary responsibilities are, among other things, to assist the Board in discharging its responsibilities relating to: (1) setting the Company’s compensation program, (2) administering and monitoring the incentive and equity-based compensation plans including awards under the Company’s Omnibus Incentive Plan (the “Omnibus Incentive Plan”), and (3) preparing the compensation committee report, in the annual report and proxy statement under the rules and regulations of the SEC. In addition, the CGCN Committee is responsible for overseeing and assessing the functioning of the Board, its committees and individual directors, for the development, recommendation to the Board, implementation and assessment of effective corporate governance principles, overseeing the process of succession planning for the CEO and, as warranted, other senior officers of the Company, and handling such other matters that are specifically delegated to the committee by the Board from time to time.
Pursuant to the charter of the CGCN Committee (the “CGCN Committee Charter”), the CGCN Committee shall, among other things:
•
annually, review and approve or recommend that the Board approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those corporate goals and objectives, and approve or recommend that the Board approve the CEO’s compensation level based on this evaluation;

•
annually review and, as appropriate, approve or recommend that the Board approve each element of compensation including salaries, bonuses, benefits, and perquisites, and including with respect to any equity-based plans, for the CEO and other named executive officers (“NEOs”) identified below under the headings “Compensation Discussion and Analysis” and Executive Compensation”; and

•
annually review, and as appropriate, approve or recommend the results of the most recent shareholder advisory vote on the compensation of NEOs (a “Say on Pay Vote”) when considering executive compensation policies and decisions, the frequency with which the Company will conduct Say on Pay Votes, the inclusion of proposals regarding the Say on Pay Vote and the frequency of the Say on Pay Vote in any Company filing with the SEC in accordance with applicable law and regulation.

The CGCN Committee Charter does not provide for delegation of these duties.
Pursuant to the CGCN Committee Charter, the CGCN Committee has the authority to retain, at Canopy Growth’s expense, a compensation consultant only after taking into consideration the independence factors set out in Rule 5605(d)(3)(D) of the Nasdaq Rules (the “Compensation Committee Advisor Independence Factors”), to the extent applicable. For Fiscal 2026, after considering the Compensation Committee Advisor Independence Factors, the CGCN Committee continued to directly retain Mercer (Canada) Limited (“Mercer”) as its compensation consultant.
For additional information with respect to the role of Mercer in the determination of executive compensation, please see “Compensation Discussion and Analysis,” including the information under the subsection entitled “Annual Oversight of Compensation.”
Responsibilities – Board Nominations. The CGCN Committee is responsible for, among other things: identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board, and to select, or recommend that the Board select, the director nominees for the next annual meeting of Shareholders. In carrying out the foregoing duties, the CGCN Committee consistently seeks to achieve a balance of knowledge, experience, diversity and capability on the Board. While the CGCN Committee has not established specific minimum qualifications for director candidates, it considers all pertinent factors that it deems appropriate. As set forth in our Corporate Governance Guidelines, among the qualifications considered in the selection of director candidates, the CGCN Committee will look at the following attributes and criteria of candidates: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication and conflicts of interest. In evaluating and identifying candidates, the CGCN Committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm.
The CGCN Committee will also consider director nominations identified by Shareholders. Nominations by Shareholders must be provided in a timely manner and must include sufficient biographical information so that the CGCN Committee can appropriately assess the proposed nominee’s background and qualifications. For a Shareholder to have his or her candidate considered by the CGCN Committee for inclusion as a director nominee at the Company’s 2026 annual meeting of Shareholders, Shareholder submissions of candidates for nomination to the Board must be submitted in writing to the Corporate Secretary of the Company at Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8. Potential nominees recommended by a Shareholder in accordance with these procedures will be considered and evaluated in the same manner as other potential nominees.

The CGCN Committee Charter is available on the Company’s website at www.canopygrowth.com/investors/governance/committees-charters/.
Compensation Committee Interlocks and Insider Participation
The following persons served as members of the CGCN Committee during Fiscal 2026: Theresa Yanofsky, Willy Kruh (ceased being a director in September 2025), David Lazzarato and Joseph Bayern. No person who served as a member of the CGCN Committee during Fiscal 2026 served as an officer or employee of the Company prior to or during such person’s tenure on the CGCN Committee, and no such person had any relationships with the Company of the type that is required to be disclosed under Item 404 of Regulation S-K. During Fiscal 2026, none of our executive officers served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of another entity.
Diversity, Equity and Inclusion
Over the course of Fiscal 2026, the Company has continued its journey towards creating greater equity in its workplace. We have undertaken the below noted steps to help us achieve our diversity, equity and inclusion (“DEI”) vision to: 1) develop a workforce of talent that reflects the communities and consumers we serve, and 2) create an inclusive environment where individuals feel welcomed, respected and valued based on their unique identities and perspectives.
To achieve these goals, we believe in investing in resources and integrating DEI strategies into our business efforts and priorities versus treating them solely as a standalone objective. As part of our initiatives, we have developed a multi-year strategy focused on the following three areas: 1) systems and accountability; 2) creating a culture of inclusion; and 3) increased education and awareness. As part of this work, several of our key activities are highlighted below:
•
Maintained a U.S. company-wide holiday in recognition of both Martin Luther King Day and Juneteenth.

•
Advanced a recognition day calendar for historically excluded groups with dates including, among others, Lunar New Year, Juneteenth, World Mental Health Day, Diwali, the Indigenous People’s Day, and National Day of Truth and Reconciliation.

•
Trained all Human Resource team members on how to manage bias in hiring.

•
Increased diversity in our job candidate pipeline by partnering with job boards and with external recruiting firms.

•
Integrated tools to mitigate bias into year-end review, our talent review processes and our annual merit program.

We actively seek opportunities to enhance our DEI strategy through a variety of initiatives. We are investing time, resources and leadership engagement to achieve our desired results and achieve meaningful progress.
As of the date of this Proxy Statement, the Company has five directors, two of whom are women, representing 40% of Board membership. None of the current directors are from any of the other “designated groups” (as defined in the Employment Equity Act (Ontario)), namely members of visible minorities, Indigenous peoples and persons with disabilities. Our CEO is part of the LGBTQ+ community. As of March 31, 2026, one of the Company’s named executive officers, as such term is defined by the SEC and Canadian National Instrument 51-102 – Continuous Disclosure Obligations, is a woman, and a visible minority.
Ethical Business Conduct
The Board is responsible for promoting an ethical business culture and fostering an environment that places an emphasis on compliance. The Board monitors compliance, including through receipt by the Audit Committee, of reports of unethical behavior.

The Board has adopted a Code of Business Conduct and Ethics (the “Code”) for directors, officers (including our CEO, CFO and principal accounting officer), employees and applicable third parties conducting work for or on behalf of the Company. The Code may be accessed on the Company’s website at https://canopygrowth.com/wp-content/uploads/2025/07/2025.05.28-FINAL-CGC-Code-of-Business-and-Ethics.pdf. We intend to post on our website all disclosures that are required by law or Nasdaq Rules concerning any amendments to, or waivers from, any provision of the Code.
Directors, officers, employees and consultants are responsible for reporting situations of non-compliance with respect to breaches of law, regulation or company policy, including the Code, or other concerns related to ethics and business conduct of which they become aware to the Chair of the Board, CEO, Corporate Secretary or outside legal counsel or in accordance with the Company’s Whistleblower Policy. If any person chooses to remain anonymous, every effort is made by the Company to respect such a request.
The Company has a strict no retaliation policy for anyone who reports a violation in good faith, regardless of the accuracy of such a report. Furthermore, any allegation of reprisal is fully investigated by the Company.
The Board has also adopted a Whistleblower Protection Policy which establishes procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, auditing and other financial matters (collectively, “Accounting Irregularities”), any illegal acts or violations of the Code or any other policy of the Company, or applicable laws and regulations (collectively, “Wrongdoings”); and (ii) the submission by employees, officers and directors of the Company, on a confidential and anonymous basis, of concerns regarding any Accounting Irregularities and Wrongdoings.
The Board has also adopted a Disclosure Policy to ensure, among other things: (i) that the Company complies with timely disclosure obligations under securities laws and the regulations of the stock exchanges on which the Company’s securities are listed; (ii) that the Company prevents material misrepresentations made to the public; (iii) that the Company prevents the selective disclosure of “material information” (as defined in the Disclosure Policy); (iv) that prompt corrected disclosure is made by the Company, if material information is undisclosed or if material misrepresentations are known to have been made publicly; and (v) that all communications to the public are informative, timely, factual, balanced, accurate and broadly disseminated.
The Board has also adopted an Insider Trading Policy as discussed under the heading “– Anti-Hedging & Insider Trading Policy” below.
The Board has also continued to maintain and has updated existing policies after completing a thorough review of its corporate governance practices, including adopting an advance notice by-law (as described below) and updating the Anti-Bribery and Anti-Corruption Policy to clarify the definitions and refine the language regarding gifts, entertainment, hospitality and charitable contributions.
On May 26, 2026, the Board approved By-Law No. 2 Advance Notice By-Law, as described below under the heading, “Proposal No. 4 – Advance Notice By-Law Proposal.”
Exercise of Independent Judgment – Conflicts of Interest
The Company is governed by the provisions of the CBCA, pursuant to which a director or officer of the Company must disclose to the Company in writing or by requesting that it be entered in the minutes of meetings of the Board, the nature and extent of any interest that he or she has in a material contract or material transaction, whether made or proposed, with the Company, if the director or officer: (a) is a party to the contract or transaction; (b) is a director or an officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or (c) has a material interest in a party to the contract or transaction. Except as otherwise permitted by the CBCA, an interested director cannot vote on any resolution to approve such contract or transaction.
Board and Committee Assessment
The Board is committed to regular assessments of its own effectiveness and that of its committees. The CGCN Committee is responsible for coordinating periodic assessments of the effectiveness of the Board, the Audit Committee and the CGCN Committee. Annually, the CGCN Committee makes recommendations to the Board regarding the process to be followed and the issues to be explored.
The Board addresses items raised both through the assessment process and through informal feedback as warranted. In Fiscal 2026, the Board has continued to expand its exposure to members of management, further enhanced its focus on key topics of strategic concern to the Company, and continued to develop its knowledge of the Company’s business functions through various presentations and discussions from internal business groups. The Board conducted a formal assessment of its own effectiveness and that of its committees during Fiscal 2026 which was completed on March 31, 2026. The Board concluded that committee and Board meetings are efficient and effective. The Chair of the CGCN Committee reviewed and completed the Board self-evaluations with the Chair of the Board during Fiscal 2026.
Orientation and Continuing Education
The CGCN Committee ensures that newly elected directors and committee members receive effective and comprehensive orientation, and that all directors are provided continuing education opportunities, both to maintain and enhance their skills and abilities as directors and, as applicable, committee members, and to ensure their knowledge and understanding of the Company’s business remains current.
Through its onboarding program, new directors are given the opportunity to meet with members of management to review the budget, forecast and strategic plan for the Company, as well as key corporate projects. When circumstances permit, a new director shall participate in a site tour of the Company’s operating facilities and of the retail stores carrying our products and receive an overview of the past year of activities, the competitive landscape and insight into distribution channels.
In order to ensure that directors are knowledgeable in subjects related to the discharge of their duties as well as cannabis industry trends, the Company has addressed continuing education in its Corporate Governance Guidelines, which provide, among other things, that each director is expected to be involved in continuing director education on an ongoing basis to enable him or her to better perform his or her duties and to recognize and deal appropriately with issues that arise in connection therewith. The Board has adopted a Continuing Education Policy, which provides that the CGCN Committee will present the directors, from time to time throughout each fiscal year, with a variety of continuing education opportunities. The CGCN Committee may also invite external legal counsel and other external advisors of the Company to present at Board meetings on topics and trends facing companies in the cannabis industry. In addition, directors have access to the Company’s in-house and external legal counsel in the event of any questions or matters relating to their corporate and director responsibilities and to keep themselves current with changes in legislation. In Fiscal 2026, the Board was offered four education sessions, one of which was presented by external advisors and three of which were presented by various Company business units. These included sessions on key considerations and risks in respect of mergers and acquisitions, updates on the U.S. cannabis regulatory roadmap and rescheduling, and competitive landscape and legislative changes of the international cannabis landscape, as well as an in-depth review of the innovation pipeline for the Canadian adult-use market. Sessions were held in-person and virtually and were attended by all members of the Board.
These continuing education opportunities are in addition to any presentations by management or other Company employees on the Company’s ongoing operations either at Board meetings or organized separately.
The Board’s Continuing Education Policy is administered by the CGCN Committee and reviewed on an annual basis and revised as necessary.

Board Skills Matrix
The following skills matrix sets out skills and expertise that the Board considers important to fulfill its oversight role, the specific skills and expertise of each Nominee and reflects the current strengths of the Board as a whole.
	David Lazzarato	Theresa Yanofsky	Luc Mongeau	Shan Atkins	Joe Bayern

Canadian Cannabis industry	✔	✔	✔	✔	-
Retail and consumer products industries	✔	✔	✔	✔	✔
Public company board experience	✔	✔	✔	✔	-
CPA designation	✔	-	-	✔	✔
Public company Executive experience	✔	-	✔	-	✔
Corporate governance	✔	✔	-	✔	✔
Executive compensation	✔	✔	✔	✔	✔
International business	✔	✔	✔	✔	✔
M&A	✔	✔	✔	✔	✔
Finance and capital markets	✔	-	-	✔	✔
Legal and regulatory	✔	-	✔	-	✔
HR and labor relations	✔	✔	✔	-	✔
Marketing	-	✔	✔	-	✔
Operations	-	✔	✔	✔	✔
Information technology	✔	✔	✔	✔	✔
Director Term Limits
The Board has not adopted director term limits, other than pursuant to the Director Retirement Age Policy, as further described below, or formal mechanisms of Board renewal as it believes that the imposition of such limitations on a Board implicitly discounts the value of experience and continuity amongst the Board members and runs the risk of excluding experienced and potentially valuable Board members as a result of an arbitrary determination. Instead, the CGCN Committee reviews the Board’s composition on a regular basis and has established criteria for its directors based upon the Company’s current and projected needs in accordance with an identified skills matrix. In order to ensure that the interests of directors are fully aligned with those of the Company, directors shall be required to retire from the Board at the age of 75 in accordance with the Company’s Mandatory Director Retirement Age Policy. One year prior to a given director attaining the age of 75, the CGCN Committee will begin the process of identifying a suitable replacement for the retiring director. In exceptional circumstances, the CGCN Committee may recommend to the Board to exempt a director from the application of the Mandatory Director Retirement Age Policy.
Anti-Hedging & Insider Trading Policy
Pursuant to the Company’s Insider Trading Policy, the executive officers and directors are not permitted to enter into any transaction that has the direct or indirect effect of offsetting the economic value (hedging) of any interest in any security of the Company. This includes the purchase of financial instruments such as variable prepaid forward contracts, equity swaps, collars or units of exchange funds that are designed to hedge or offset a decrease in the market value of securities. To the Company’s knowledge, no executive officer or director of the Company has entered into any such transaction or purchased such a financial instrument.

The Board has also adopted an Insider Trading Policy to ensure, among other things: (i) that persons to whom the policy applies understand their obligations to preserve the confidentiality of undisclosed “Material Information” (as defined in the Insider Trading Policy); (ii) strict compliance by all insiders with all requirements relating to the reporting of insider trading and with respect to trading when in possession of undisclosed “Material Information”; (iii) that individuals subject to scheduled and unscheduled blackout periods adhere to the restrictions on trading as set out in the policy and (iv) preclearance request procedures for Reporting Insiders (as defined in the Insider Trading Policy) and post trading reporting procedures for Reporting Insiders required to file reports under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company seeks to discourage its employees from frequent buying and selling of securities for the purpose of realizing short-term profits and to acquire securities as long-term investments only. For greater detail, please refer to the Company’s Insider Trading Policy, which can be found at https://www.canopygrowth.com/investors/governance/articles-bylaws-policies/.
Succession Plan
In accordance with the Corporate Governance Guidelines, the Company has adopted a succession plan in order to lessen disruption and provide direction in the event of an extended absence or departure of the CEO or another member of executive management. By outlining the strategic direction of the Company, integrating strategies and embedding accountability, the succession plan is designed to ensure a smooth transition across the Company. The succession plan includes specific strategies for addressing either a short-term, long-term, or permanent absence of the CEO or other member of the executive management team. It is the responsibility of the CGCN Committee, in consultation with the executive management team to suggest further mechanisms to minimize the impact of an unforeseen absence or vacancy in key roles and to ultimately make a recommendation to the Board to fill the vacancy. Pursuant to the Corporate Governance Guidelines, the CGCN Committee is required to annually review and report to the Board on succession planning, which must include emergency CEO succession, CEO succession in the ordinary course and succession for other members of the senior management team.
Share Ownership Guidelines
For the purpose of strengthening the alignment of the interests of the Company’s executive officers and non-employee directors with those of the other Shareholders, the Company approved written Share Ownership Guidelines (the “Guidelines”) and reviews the Guidelines annually. In accordance with the Guidelines, executive officers as well as certain other members of senior management are expected to hold share interests valued at the multiples of annual base salary by the end of an initial five-year accumulation period, beginning on the later of (i) the date of approval of the Guidelines; or (ii) the date on which the Guidelines become applicable to a given director or officer following their appointment to such position, and to maintain such an ownership level thereafter. The following details of the Guidelines are applicable to the following officer positions held as of March 31, 2026:
Title	Guidelines
Chief Executive Officer	five times base salary
Chief Financial Officer	three times base salary
Chief Business Development & Corporate Affairs Officer	three times base salary
Directors are expected to hold share interests valued at two-and-a-half times their annual cash board retainer by the end of an initial five-year accumulation period and to maintain such an ownership level thereafter. For purposes of the Guidelines, share interests include, among other things, Shares, restricted stock and RSUs.
In instances where an officer or director has not achieved the Share ownership level established by the Guidelines within the initial five-year accumulation period, the CGCN Committee will review the matter with such officer or director to determine an appropriate remedy in light of the principles of these Guidelines. The CGCN Committee will annually review and assess the adequacy of the Guidelines and adopt any changes it deems necessary.

Communication with the Board
The Company values input from its Shareholders and is respectful of their right to communicate any concerns they may have to leadership of the Company. Considering the above, Shareholders or other interested parties may arrange to communicate directly with members of the Board or committees of the Board, the Chair of the Board, a Chair of a committee of the Board or the Board or committees of the Board as a group by writing to them in the care of the Board of Directors, Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, ON, K7A 3K8. We will forward all such communications (other than unsolicited advertising materials) to the applicable members of the Board or committees of the Board. The Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to Board or committee matters or that are otherwise inappropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial Ownership of the Company
Except as noted in the footnotes below, the following table sets forth information, based on data provided to us or filed with the SEC, with respect to beneficial ownership of our Shares as of June 30, 2026 for:
•
all persons known by us to own beneficially more than 5% of our outstanding Shares;

•
each of our NEOs named in the Summary Compensation Table included under “Executive Compensation” herein;

•
each of our directors and nominees; and

•
all of our current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to the Shares beneficially owned by them, subject to applicable community property laws.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class(2)
Greater than 5% Shareholders
CBI Group	26,261,474(3)	5.8%

Directors, Nominees and Named Executive Officers
David Lazzarato	89,995(4)	*
Luc Mongeau	528,864(5)	*
Theresa Yanofsky	65,172(6)	*
Shan Atkins	65,274(7)	—
Joseph Bayern	63,884(8)	—
Thomas Stewart	59,713(9)	*
Christelle Gedeon	463,387(10)	*
Judy Hong	275,256(11)	*
Current Directors and Executive Officers as a Group (7 persons)	1,336,289	*
* Less than 1%.
Notes:
(1)
Except as otherwise indicated, the address for each Shareholder listed is c/o Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8.

(2)
The percentages above are based on 423,021,942 Shares outstanding as of June 30, 2026. In accordance with the rules of the SEC, Shares that may be issued upon the exercise, vesting or exchange of derivative securities (such as Options, RSUs or Exchangeable Shares) within 60 days of June 30, 2026 are deemed to be beneficially owned by the person holding such Options, RSUs or Exchangeable Shares and are treated as outstanding for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(3)
Consists of 15,811,474 Exchangeable Shares held by Greenstar Canada Investment Limited Partnership (“Greenstar”) and 10,450,000 Exchangeable Shares held by CBG Holdings LLC (“CBG”). According to the Schedule 13D/A (Amendment No. 13) (“13D/A#13”) filed with the SEC on April 19, 2024 by CBG, Greenstar II LLC (“GII”), Greenstar II Holdings LLC (“GIIH”), Greenstar, Greenstar Canada

Investment Corporation (“GCIC”), Constellation Brands Canada Holdings ULC (“CBCH ULC”), Constellation Capital LLC (“CC LLC”), Constellation International Holdings Limited (“CIHL”) and Constellation Brands, Inc. (“CBI”), (i) each of Greenstar, GCIC, CBCH ULC, CC LLC and CIHL has shared voting and dispositive power over 15,811,474 Exchangeable Shares, (ii) each of CBG, GII, GIIH shares has shared voting and dispositive power over 10,450,000 Exchangeable Shares, and (iii) CBI has shared voting and dispositive power over 26,261,474 Exchangeable Shares. Each Exchangeable Share is convertible, at any time, at the option of the holder, into one Share. Other than information relating to the CBI Group’s percentage of beneficial ownership, the foregoing information is based solely on the information provided in 13D/A#13. This beneficial owner’s address is 207 High Point Drive, Victor, New York 14564.
(4)
Consists of 89,995 Shares held directly by Mr. Lazzarato.

(5)
Consists of 149,620 Shares held directly by Mr. Mongeau and 379,244 Options that could be exercised within 60 days of June 30, 2026.

(6)
Consists of 65,172 Shares held directly by Ms. Yanofsky.

(7)
Consists of 65,274 Shares held directly by Ms. Atkins.

(8)
Consists of 63,884 Shares held directly by Mr. Bayern.

(9)
Consists of 12,719 Shares held directly by Mr. Stewart and 41,226 Options that could be exercised within 60 days of June 30, 2026 and 5,768 RSUs that will vest within 60 days of June 30, 2026.

(10)
Consists of 84,761 Common Shares held directly by Dr. Gedeon, 348,314 Options that could be exercised within 60 days of June 30, 2026, and 30,312 RSUs that will vest within 60 days of June 30, 2026.

(11)
On July 9, 2025, the Company terminated Ms. Hong’s employment with the Company. Accordingly, information relating to Ms. Hong is as of July 9, 2025.

COMPENSATION DISCUSSION AND ANALYSIS
Throughout this Compensation Discussion and Analysis (“CD&A”), we describe our executive compensation philosophy, program and the compensation decisions made in Fiscal 2026 for our named executive officers (“NEOs”), as such term is defined under applicable SEC rules and Canadian National Instrument 51-102 – Continuous Disclosure Obligations. This disclosure should be read in conjunction with the Summary Compensation Table and other executive compensation-related disclosures included in this Proxy Statement.
Our executive compensation program is designed to align pay outcomes with Company performance, reinforce accountability, and support the attraction and retention of experienced leadership.
For Fiscal 2026, the Company’s NEOs consist of the following individuals:
Name	Title
Luc Mongeau	Chief Executive Officer
Thomas Stewart(1)	Chief Financial Officer
Christelle Gedeon	Chief Business Development & Corporate Affairs Officer
Judy Hong(2)	Former Chief Financial Officer

(1)
Mr. Stewart was appointed interim CFO effective July 9, 2025 and was subsequently appointed CFO effective September 17, 2025.

(2)
Ms. Hong served as CFO until July 9, 2025.

Fiscal 2026 Performance Highlights
Fiscal 2026 represented a pivotal year for Canopy Growth, marked by a reset of the Company’s cost base and structure, the strengthening of its balance sheet, and an acquisition which is expected to expand the Company’s market presence and address the demand for additional high quality flower.
Highlights for Fiscal 2026 include:
Strategic Recapitalization and Strengthened Financial Performance
•
The Company recapitalized its balance sheet with a new US$150 million term loan and extended the maturity dates of all outstanding indebtedness to January 2031 at the earliest. The Company raised $374 million of equity in Fiscal 2026 and ended the year with net cash of $131 million, compared to net debt of $173 million at the end of Fiscal 2025. The strengthened financial position increases strategic flexibility while reducing risk and uncertainty.

•
The Company returned to growth in Fiscal 2026, reporting a net revenue increase of 6% for the year led by strong performance in the Canadian medical and adult-use businesses.

•
Cost reduction efforts enabled the Company to capture over $29 million in annualized savings since March 1, 2025, exceeding its original $20 million target announced in the fourth quarter of Fiscal 2025.

Acquisition of MTL Established Canopy Growth as Canada’s Leading Medical Cannabis Business
•
The Company completed the acquisition of MTL Cannabis Corp. (“MTL”), in March 2026 in a transaction valued at approximately $125 million on a fully-diluted equity basis and approximately $179 million on an enterprise value basis.

•
The acquisition established the combined company as the leading medical cannabis provider in Canada by revenue, combining MTL’s patient network, Canada House clinics, and Abba Medix online medical channel with the Company’s existing Spectrum Therapeutics platform.

•
The transaction added two Québec cultivation facilities to the Company’s footprint, expanding its operational, brand, and product presence in Québec, Canada’s second-largest cannabis market.

MTL is known for its cultivation expertise and high quality flower, and the additional production capacity is expected to support the Company’s growth strategy both in Canada and internationally.
•
The Company expects the transaction to realize approximately $10 million in annualized run-rate cost synergies within 18 months, driven primarily by anticipated operating efficiencies and corporate integration.

Growth in Global Medical Cannabis
•
Canada medical cannabis net revenue increased 16% in Fiscal 2026, driven by the addition of new patients.

•
The Company launched Spectrum Reserve, a new premium medical cannabis brand featuring flower selected for size, potency, and terpene levels through rigorous in-house standards during cultivation and post-harvest processing.

•
In Australia, the Company introduced its Canadian-grown 7ACRES brand, expanding its medical cannabis offering with two high-THC sativa strains, Ultra Jack and Jack Frost. The Company further expanded its Spectrum Therapeutics portfolio in Australia with new softgel capsules in CBD, THC, and balanced formats.

•
During Fiscal 2026, the Company took action to strengthen supply chain execution in its European medical cannabis business in response to supply constraints that affected international markets cannabis revenue. The acquisition of MTL is expected to further bolster high-quality flower supply to support continued growth in the European medical cannabis market.

Canadian Adult-Use Growth
•
Canadian adult-use cannabis net revenue increased 21% in Fiscal 2026, successfully returning to growth after a decline in the previous year.

•
Growth was driven by a series of product innovations targeting Canada’s fastest-growing adult-use categories, including vapes, high-THC flower, pre-rolls, and edibles, anchored by the Company’s flagship Tweed and 7ACRES brands and supplemented by Claybourne and the re-entry of Deep Space into the edibles category. In March 2026, the Company introduced DeeLish, a new cannabis brand featuring 27% – 33% THC flower and 26% – 32% THC pre-rolls across rotating genetics.

Continued Leadership in Vaporization via Storz & Bickel
•
Storz & Bickel launched the new VEAZY™ vaporizer, expanding the brand’s portable vaporizer portfolio while reinforcing its strategy around affordability and portability.

•
Storz & Bickel announced an executive transition in March 2026, with David Männer appointed Managing Director, succeeding co-founder Jürgen Bickel following 25 years of leadership. The leadership team began implementing a new strategy designed to accelerate product development and strengthen sales and market execution while maintaining cost discipline.

Objectives and General Principles of the Compensation Program
The Company’s compensation philosophy is based on attracting, retaining and motivating employees with incentives aligned with corporate strategic objectives and the interests of Shareholders, while effectively managing risk and broader stakeholder considerations. The Company believes that an effective compensation program, founded on the following principles, is key to building long-term shareholder value:

Attracting, Retaining and Motivating Talent in Key Markets	Alignment with Corporate Strategic Objectives	Alignment with Shareholders' Interests	Effective Risk Management
Total compensation, inclusive of base, short-term, and long-term incentives, are benchmarked against talent in markets in which the Company competes for talent, both inside and outside the Company's industry. The approach seeks to ensure that the Company's talent acquisition efforts remain in line with market standard and practice while the sector seeks to balance unique interplay of the sector being a high-growth sector but maturing in certain markets where the sector is experiencing significant market changes.	Awards are linked to the Company's short-term and long-term strategic objectives, and pay programs are aligned with our pay-for-performance philosophy.	A significant component of total compensation consists of equity-based compensation that is "at risk", where executives are rewarded for contributing to a higher return on Shareholders' investment and are equally negatively impacted by delivering lower Shareholder returns. Together with our minimum Share Ownership Policy, the use of equity-based compensation ensures that employees are material owners of the Company's equity and are aligned with the interests of Shareholders.	The compensation structure encourages the Company's management to take responsible risks and to manage those risks appropriately through the use of a balanced scorecard which rewards employees to balance financial performance and individual achievement. More details regarding risk management can be found within *"Executive Compensation Risk Management"*.

Target Pay Positioning
For NEOs, total target direct compensation is set by reference to the 50th percentile of relevant publicly-traded peers, weighted more heavily towards long-term equity-based compensation. Positioning will depend upon the role, responsibilities, experience, and contributions of each NEO, as well as the comparability to the peer incumbents, which may deviate slightly from the 50th percentile based on informed judgment. Recognizing that the Company is a North American organization with senior executives located in both Canada and the United States, the dual peer group approach (the Canadian Consumer-Focused Group and the U.S. CPG and Pharmaceutical Group) is used for benchmarking and target setting purposes to reflect competitive pay levels in both jurisdictions, as appropriate.
Annual Oversight of Compensation
Role of the CGCN Committee
The CGCN Committee is responsible for overseeing executive compensation, including the annual review and approval of NEO compensation. For CEO compensation, the CGCN Committee works with its independent compensation advisor, Mercer, and is supported by the Company’s Senior Vice President of Human Resources (the “SVP HR”), to develop and approve compensation decisions. For all other NEOs and senior officers, the CGCN Committee reviews and approves recommendations provided by the CEO and SVP HR. The CGCN Committee also reviews various aspects of the Company’s compensation programs and makes determinations on changes to incentive plan design, as appropriate. The process and timeline of the CGCN Committee’s annual activities are noted below.
Fiscal 2026 Policies & Practices Related to the Grant of Certain Equity Awards
At its regularly scheduled annual meeting, the CGCN Committee approved equity awards for each individual executive officer, in alignment with their respective employment agreements. In accordance with our Omnibus Incentive Plan, these annual equity awards are issued upon the exit of our fourth quarter financial blackout period, which occurs two trading days after the annual earnings call. The valuations of these awards are calculated based upon the fair market value definition as prescribed in our Omnibus Incentive Plan. The CGCN Committee does not grant equity awards in anticipation of the release of material nonpublic information (“MNPI”), and the Company does not time the release of MNPI based upon grant dates of equity. In the event MNPI becomes known to the CGCN Committee before granting an equity award, the CGCN Committee will consider such information and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety.
Role of the Compensation Consultant
The CGCN Committee continued their engagement of Mercer, to provide independent advice on executive compensation, including the alignment of Canopy Growth’s compensation policies and practices with its executive compensation philosophy and related governance matters. The nature and scope of services provided by Mercer to the CGCN Committee during Fiscal 2026 included the review, support, and advice on:
•
The Company’s compensation philosophy

•
The review of Canopy Growth’s peer group

•
Compensation levels for Canopy Growth’s NEOs and other executive roles and the Board

•
Short-Term Incentive Plan metrics, weightings, and target setting

•
Long-Term Incentive Plan mix of vehicles and related performance metrics

•
Compensation disclosure and other governance matters

•
Management-prepared materials and recommendations in advance of CGCN Committee meetings

•
Attendance at CGCN Committee meetings as requested

The CGCN Committee considers, among other information, the advice provided by Mercer in making its executive compensation decisions; however, it may or may not follow Mercer’s advice in making such decisions.
Any other services, not related to executive or director compensation, and recommendations provided by Mercer or its affiliates to the Company require approval from the Chair of the CGCN Committee. The CGCN Committee has considered the independence of Mercer and has not identified any conflicts of interest regarding their services or employees.
Role of CEO and SVP HR
The CEO and SVP HR support the CGCN Committee in fulfilling its executive compensation oversight responsibilities. The CEO and SVP HR provide recommendations to the CGCN Committee on compensation decisions for all NEOs and senior executive officers, other than the CEO. The SVP HR also provides information, analysis, and guidance to the CGCN Committee and responds to questions to assist in the CGCN Committee’s evaluation of compensation programs and decisions.

Components of Compensation & Key Decisions for Fiscal 2026
Summary of Compensation Elements
The Company’s compensation program is designed to support its pay-for-performance philosophy and applies to all employees. The mix of compensation components varies by role and level within the organization and includes the following key elements:
	Pay Element		Description & Objective
Fixed	Annual	Base Salary	• Fixed component of executive pay, used to determine other elements of compensation and benefits • Provides predictable compensation for day-to-day services
Performance-Based	Annual	Short-Term Incentives
•
Annual cash bonus awarded based on the achievement of defined pre-established financial and corporate objectives

•
Varies based on actual performance against pre-established financial and corporate objectives

	Long-Term	Stock Options
•
Provided annually and intended to align recipient with shareholder value creation, as well as to drive retention of key employees

•
No value to recipient unless shareholder value created from time of grant

•
Aligns executive interests directly with shareholder value creation

Share-based Awards
•
Provided annually to align recipient with shareholder value creation, incentivize achievement of defined long-term objectives, and to drive retention of key employees

•
Restricted Share Units (“RSUs”) vest equally over three years from the date of grant based on continued service

•
Performance Share Units (“PSUs”) were not granted to NEOs in Fiscal 2026 as part of the Company’s long-term incentive program

Other	Annual	Benefits
•
Provided annually as a fixed component of executive benefits

•
Benefit coverage offered includes group health care, dental, vision, health spending account, Flexible Spending Account (FSA), life insurance, accidental death and dismemberment insurance, and short- and long-term disability coverage. Coverage varies by the country in which the employee resides

•
Eligible to participate in our current 401(k) or Canadian Group Retirement Savings Plan

•
Annual product allowance

•
The CEO is entitled to a car allowance pursuant to the terms of their employment agreement

A significant portion of our NEOs’ compensation is variable and directly linked to Company performance. Short-term incentives are tied to the achievement of annual financial and corporate objectives, while long-term incentives are aligned with shareholder value creation and retention through equity-based compensation. This structure reinforces our pay-for-performance philosophy and aligns executive compensation with both short-term results and long-term value creation.
The following chart illustrates our CEO’s Fiscal 2026 target total direct compensation (“TDC”) mix.
Base Salary
Base salary forms the foundation for attracting and retaining top talent while ensuring competitiveness with the market. Base salaries are determined based on market rates for similar positions and each executive’s expected contribution and past performance.
For all NEOs other than the CEO, the CEO and the SVP HR develop salary recommendations based on: (i) approved benchmarking provided by the Company’s independent compensation consultant (Mercer) and (ii) market survey data. CEO base salary decisions are developed by the CGCN Committee with input from Mercer and the SVP HR, and are informed by the approved benchmarking data. All senior executive base salaries, including the salary of the CEO, are reviewed and approved by the CGCN Committee.
Mr. Stewart’s base salary increased during Fiscal 2026 in connection with his appointment as Chief Financial Officer, reflecting the expanded scope and responsibilities of the role and aligning his compensation with the Company’s executive compensation framework.
For Fiscal 2026, the CGCN Committee approved a 2.5% base salary increase for Dr. Gedeon in connection with the Company’s annual merit cycle. The CGCN Committee did not approve base salary increases for the remaining NEOs, other than Mr. Stewart’s increase in connection with his appointment as CFO, reflecting the Company’s continued focus on cost discipline and alignment with financial performance.
The following table illustrates base salary details for our NEOs throughout Fiscal 2026:
Individual	Local Currency	Fiscal 2025 Annual Base Salary	Fiscal 2026 Annual Base Salary(1)	% Change
Luc Mongeau	C$	C$975,000	C$975,000	-
Thomas Stewart(2)	US$	-	US$375,000	-
Christelle Gedeon	C$	C$535,000	C$548,375	2.5%
Judy Hong(3)	US$	US$415,000	US$415,000	-

(1)
NEO’s represented in the local currency in which they are paid

(2)
Mr. Stewart’s base salary increased during Fiscal 2026 in connection with his appointment as CFO, reflecting the expanded scope and responsibilities of the role. Pursuant to the Stewart Agreement (as defined below), Mr. Stewart is also eligible for a 5% base salary increase in Fiscal 2027.

(3)
Reflects Ms. Hong’s Fiscal 2026 annual base salary in the role of CFO. Ms. Hong’s service ended as of July 9, 2025. For actual amounts paid to Ms. Hong prior to the termination of her service, please see “Executive Compensation – Summary Compensation Table” below.

Short-Term Incentives
All NEOs who were employed by the Company at the end of Fiscal 2026 participated in the Company’s short-term incentive plan (the “STIP”), which provides an annual cash incentive based on performance relative to pre-established financial and corporate objectives. The STIP is a leveraged bonus design, where executives may earn between 0% and 200% of the target bonus opportunity (“target”), which is defined as a percentage of base salary for each executive.
Plan Design
For our NEOs, the STIP is linked to a combination of corporate and financial objectives and is structured as follows:
Fiscal 2026 Target Award Levels
Under the STIP, and pursuant to their respective employment agreements, each NEO has a target award expressed as a percentage of base salary. Payouts are based on the achievement of overall Company performance relative to pre-established financial and corporate objectives. NEOs may receive no payout for performance at or below threshold level, and a maximum payout of 200% of target for performance at or above maximum objectives.
The threshold, target, and maximum awards for our NEOs are as follows:
Individual	Below Threshold (% of salary)	Target (% of salary)	Maximum (% of salary)
Luc Mongeau | CEO	0%	100%	200%
Thomas Stewart | CFO	0%	75%	150%
Christelle Gedeon | CBCO	0%	75%	150%
Fiscal 2026 STIP Performance Criteria & Results
Per the Company’s STIP, the performance of the Company’s executive leadership team, including the NEOs, was assessed based on predetermined financial and corporate objectives that were established and approved by the CGCN Committee at the beginning of the fiscal year. For Fiscal 2026, all NEOs were evaluated against corporate and financial objectives, which were recommended and approved by the CGCN Committee. These objectives were weighted as outlined in the table below.
For Fiscal 2026, the calculated STIP performance result was 110.4% of target based on achievement against the pre-established financial and corporate objectives approved by the CGCN Committee. The CGCN Committee certified the results and approved STIP payouts based on the formulaic application of the approved plan design. No discretion was exercised to increase or decrease the calculated payout, and the same performance factor applied to all NEOs eligible for a Fiscal 2026 STIP payout.
Financial performance for the year was impacted by continued industry headwinds and market volatility, resulting in performance below target for certain financial metrics. Despite these challenges, the Company delivered strong execution against its corporate objectives.

The corporate objectives, as established and certified by the CGCN Committee, focused on internal cost savings, international growth, and inventory management, and were achieved at a high level. These priorities were designed to support long-term sustainability, strengthen operational performance, and align execution with the Company’s strategic plan.
The CGCN Committee determined that the approved STIP payout appropriately reflects overall Company performance, recognizing both financial outcomes and the successful execution of key corporate priorities, while maintaining alignment with the Company’s pay-for-performance philosophy.
Fiscal 2026	Canopy Growth Adjusted EBITDA(1)	Canopy Growth Revenue	Other Corporate Objectives	Total
Objective Weighting	30%	25%	45%	100%
Achievement Against Applicable Metrics	24.2%	61.5%	195.1%	–
Weight X Achievement	7.2%	15.4%	87.8%	110.4%

(1)
Adjusted EBITDA is calculated as the reported net income (loss), adjusted to exclude income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; acquisition related restructuring and other inventory write-downs; and charges related to the flow-through of inventory step-up on business combinations, and further adjusted to remove acquisition, divestiture, and other costs. Adjusted EBITDA is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies.

Fiscal 2026 STIP Payouts
For Fiscal 2026, the CGCN Committee approved the following cash bonuses to the NEOs based on actual performance relative to the pre-established STIP objectives:
Individual	Target (% of salary)	Payout Factor (% of target)	Bonus Payout (USD)(1)
Luc Mongeau | CEO	100%	110.4%	$772,013
Thomas Stewart | CFO	75%	110.4%	$264,966(2)
Christelle Gedeon | CBCO	75%	110.4%	$323,893

(1)
Fiscal 2026 STIP payments can be converted to C$ using the average exchange rate of C$1.00 = US$0.7174, as set forth below under “Executive Compensation – Currency Conversion”. These payments are expected to be made by July 10, 2026.

(2)
Mr. Stewart’s Fiscal 2026 annual bonus has been prorated to reflect accrual commensurate with his appointment as CFO during the fiscal year.

Long-Term Incentives
Summary of Principal Terms of Long-Term Incentive Plan (“LTIP”) Instruments
The table below summarizes the principal terms of our stock options (“Options”) and RSUs for Fiscal 2026.

	RSUs	Options
Purpose	• RSUs represent compensation to incentivize executives to achieve long-term objectives of the Company, to retain executives, as well as to align executives’ interests with those of Shareholders
•
Options represent compensation that is intended to align executives’ interests with those of Shareholders by providing executives with the opportunity to become Shareholders

•
These are considered entirely “at risk” because the value of Options rises (and may fall) in conjunction with the market price of Canopy Shares where the change in Canopy Share prices is deemed an indirect measure of overall performance by the Company and the execution on key performance metrics by the Company’s employees and executives

Form of Award	• RSUs represent notional shares that track the value of the Canopy Shares as of the vesting date, based on the TSX in prior years and, beginning in Fiscal 2025, based on the Nasdaq
•
A holder of vested Options may acquire Canopy Shares at the exercise price established on the date of grant, which is equal to the closing price of the Canopy Shares on the applicable stock exchange on which the Canopy Shares traded as of the date of grant

•
Beginning in Fiscal 2025, newly granted Options are priced and tracked based on the closing price of the Canopy Shares on the Nasdaq

Vesting
•
Historically, RSUs generally vested on the first, second, and third anniversaries of the grant date, with one-third of the granted RSUs vesting on each date

•
Beginning in Fiscal 2025, the Company transitioned to a standardized vesting approach for annual equity grants, with RSUs vesting in equal one-third installments on June 15th of the first, second, and third year following the grant date

• Options vest on the first, second, and third anniversaries of the date of the grant, with one third of the number of granted Options vesting on each date

	RSUs	Options
Settlement	• RSUs will, at the CGCN Committee’s discretion, be settled in Canopy Shares purchased from the open market, or in Canopy Shares issued from treasury
•
The value of a vested Option is the difference between its exercise price and the closing price of the Canopy Shares on the applicable stock exchange on which the Canopy Shares are traded on the date prior to exercise

•
Beginning in Fiscal 2025, newly granted Options are priced and tracked based on the value of the Canopy Shares as listed on the NASDAQ. All Options are settled in Canopy Shares issued from treasury

Fiscal 2023 PSU Awards
PSUs were last granted in fiscal year ended March 31, 2023 (“Fiscal 2023”) and were subject to multi-year performance conditions. These awards were fully certified by the CGCN Committee based on Fiscal 2025 performance, and the resulting Canopy Shares were released to participants in Fiscal 2026.
Fiscal 2026 | Long-Term Incentive Award Grant Issuance
All NEOs who were employed by the Company at the start of Fiscal 2026 participated in the Company’s long-term incentive program. For Fiscal 2026, the Company’s long-term incentive program consisted exclusively of RSUs and Options. The Company’s LTIP is designed to align executive compensation with long-term shareholder value creation and to support the retention of key talent through equity-based awards.
Annual LTIP awards are typically granted following the end of the Company’s fiscal year, upon the exit of the Company’s financial blackout period.
In connection with his appointment as CFO, Mr. Stewart received an additional equity award outside of the Company’s annual grant cycle. This award was provided to align his compensation with the scope and responsibilities of the CFO role and is consistent with the Company’s approach to executive transitions.
The following table shows the LTIP awards granted to our NEOs for Fiscal 2026:
Individual	Grant Date	Options (#)	Share-Based Awards (#)
Luc Mongeau | CEO	06/03/2025	912,733	727,212
Thomas Stewart | CFO(1)	06/03/2025	46,355	55,400
	09/17/2025	222,280	178,462
Christelle Gedeon | CBCO	06/03/2025	333,889	266,023
Judy Hong | Former CFO(2)	06/03/2025	532,771	424,481

(1)
Mr. Stewart’s awards reflect (i) his participation in the Company’s annual grant cycle while serving as Vice President, Finance, and (ii) an additional grant awarded in connection with his appointment as CFO on September 17, 2025. The additional award was provided to align his compensation with the scope and responsibilities of the CFO role.

(2)
Ms. Hong served as CFO for a portion of Fiscal 2026 until her service end date of June 9, 2025. Her LTIP award reflects participation in the Company’s annual grant cycle prior to her departure from the Company. In connection with the termination of her employment during Fiscal 2026, any unvested equity awards held by Ms. Hong were forfeited or cancelled in accordance with the terms of the applicable award agreements.

Each of the Options granted has a six-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment, as specified in the form of option agreement pursuant to which the Options were granted (the “Option Grant Agreement”). One-third of the Options become exercisable on each of the first, second and third anniversaries of the grant date, subject to the terms of the Option Grant Agreement. The exercise price of each Option granted on June 3, 2025 was US$1.47 per Share, and the exercise price of the Options granted to Mr. Stewart on September 17, 2025 was US$1.40 per Share.
RSUs granted on June 3, 2025 vest in equal one-third installments on June 15, 2026, 2027 and 2028, subject to continued service. The RSUs granted to Mr. Stewart on September 17, 2025 vest in equal one-third installments on each of the first, second and third anniversaries of the grant date, subject to continued service.
Fiscal 2027 | Long-Term Incentive Award Plan Design
For Fiscal 2027, the CCGN Committee approved maintaining the same annual grant percentages for NEOs (salary X accrual percentage).
However, as part of the CFO transition, the LTIP target for the CFO role has been adjusted from 300% to 200% of salary, with an equal split between Stock Options (50%) and RSUs (50%), reflecting a more balanced approach to long-term incentives.
Individual	Total LTI Accrual (% of salary)	RSU (% of salary)	Stock Option (% of salary)
Luc Mongeau | CEO	300%	150%	150%
Thomas Stewart | CFO	200%	100%	100%
Christelle Gedeon | CBCO	200%	100%	100%
Peer Groups and Compensation Benchmarking
With the engagement of our executive compensation consultant Mercer, the CGCN Committee re-evaluated Canopy Growth’s publicly-traded peer group in Fiscal 2023. We believe this peer group, with the adjustments noted below, reflects the current reality of Canopy Growth and the cannabis industry and the companies we compete with for talent.
In Fiscal 2023, the CGCN Committee approved the use of two distinct groups of publicly-traded peers to inform the setting of target total direct compensation levels for NEOs. The first group includes similarly-sized Canadian consumer-focused industry comparators, including cannabis companies, while the second group includes similarly-sized U.S. CPG and also includes companies in the cannabis industry. These groups include organizations that the Company would potentially compete with for talent. The criteria used to select the peer group are as follows:
•
Publicly traded company;

•
Market capitalization between approximately 1/3 and 3 times that of the Company at the time of the review in early Fiscal 2023 (with the Company positioned at or near median); and

•
Operating within the consumer discretionary, consumer staples or pharmaceuticals industries

The peers selected for benchmarking executive compensation in Fiscal 2026 are:
Company Name	Cannabis	Peer Group	Global Industry Classification Sub- Industry
Canada Goose Holdings Inc.		CAN	Apparel, Accessories and Luxury Goods
Pet Valu Holdings Ltd.		CAN	Specialty Stores
Jamieson Wellness Inc.		CAN	Personal Products
SNDL Inc.	•	CAN	Pharmaceuticals
Village Farms International, Inc.	•	CAN	Agricultural Products – produce cannabis
Andrew Peller Limited		CAN	Distillers and Vintners
High Tide Inc.	•	CAN	Pharmaceuticals
Goodfood Market Corp.		CAN	Internet and Direct Marketing Retail
Cronos Group Inc.	•	CAN	Pharmaceuticals
Aurora Cannabis Inc.	•	CAN	Pharmaceuticals
Tilray Brands, Inc.	•	US	Pharmaceuticals
WW International, Inc.		US	Specialized Consumer Services
Green Thumb Industries Inc.	•	US	Pharmaceuticals
SunOpta Inc.		US	Packaged Foods and Meats
MGP Ingredients, Inc.		US	Distillers and Vintners
Amphastar Pharmaceuticals, Inc.		US	Pharmaceuticals
Nature’s Sunshine Products, Inc.		US	Personal Care Products
Ascend Wellness Holdings, Inc.	•	US	Personal Care Products
ANI Pharmaceuticals, Inc.		US	Pharmaceuticals
In addition to its review of peer group executive compensation data, the CGCN Committee uses executive compensation survey data to supplement its review, and when insufficient peer group data is available for specific executive positions or as another means of performing a market check on executive compensation levels and practices. This information assists the CGCN Committee in making well-informed decisions regarding executive compensation matters.
Executive Compensation Risk Management
The CGCN Committee considers and assesses, as necessary, the implications of risks associated with the Company’s compensation policies and practices and devotes such time and resources as it believes are appropriate given the Company’s current stage of development. The Company’s practice during Fiscal 2026 of compensating its senior executives through a mix of base salary, short-term incentives and long-term incentives, provided under the Omnibus Incentive Plan, is designed to mitigate risk by: (i) ensuring that the Company retains such executives; and (ii) aligning the interests of its executives with the short-term and long-term objectives of the Company and its Shareholders. The CGCN Committee monitors the Company’s compensation practices and policies at least annually and more often as may be required to deal with issues that arise between annual reviews. During Fiscal 2026, the CGCN Committee did not identify any significant risks arising from the Company’s compensation policies and practices that the CGCN Committee believed were reasonably likely to have a material adverse effect on the Company.

The table below outlines key elements of the Company’s compensation risk management framework:
Risk Mitigating Compensation Practices
• Conduct an annual review of the Company’s compensation practices to ensure that the Company compensates its key employees appropriately to retain executives with critical skills.

•
Deliver a significant majority of each executive’s compensation through “at-risk” instruments that create a clear link between pay and performance, align executive interests with those of Shareholders and help incentivize executives to drive Shareholder value.

•
Defer a significant portion of each executive’s compensation through the application of multi-year time vesting conditions on long-term incentive equity awards. Options and RSUs vest over three years.

• Cap annual short-term incentive payouts to discourage excessive risk-taking.
• Adopt guidelines regarding share ownership for the CEO and other NEOs set at five times annual base salary for the CEO and at three times annual base salary for the rest of the NEOs.

•
Have trading guidelines that restrict executives and directors from entering into transactions that have the direct or indirect effect of offsetting (hedging) the economic benefits of owning Company securities.

• Hold an annual say-on-pay advisory vote which provides Shareholders with a mechanism to share their views on the Company’s executive pay practices.
• Receive independent, third-party advice directly from an external compensation consultant.

•
Maintain a clawback policy, outlined in the Omnibus Incentive Plan, whereby the Board may require the reimbursement, reduction or cancellation of an award for (i) failing to comply with any obligation to the Company; (ii) termination for cause; (iii) conduct that causes material financial or reputational harm to the Company or its affiliates; (iv) willful misconduct, gross negligence or fraud; or (v) restatement of its financial statements resulting in negative impacts to the Company’s financial results. In addition, the Board adopted a standalone clawback policy to comply with Section 10D of the Exchange Act and the rules of Nasdaq (as amended, the “Clawback Policy”), which provides for the recoupment of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under U.S. federal securities laws. In Fiscal 2025, an updated version of the Clawback Policy was adopted by the Board that included a transition period in the event the Company changes its fiscal year and clarified language regarding the method of recouping incentive-based compensation and other recoupment rights, including providing discretion to the Board on enforcement of the policy.

Recovery Analysis under Clawback Policy
As described in the 2026 10-K, in connection with the preparation of our consolidated financial statements for Fiscal 2026, on May 15, 2026, the Audit Committee was made aware of and, after discussion with senior management of the Company, concluded that the Prior Financial Statements should no longer be relied upon because of non-cash technical errors in the Company’s accounting relating to certain share-settled warrants of the Company with exercise prices denominated in U.S. dollars, first issued during the fiscal year ended March 31, 2024. Accordingly, the Prior Financial Statements were restated in the 2026 10-K (the “Restatement”). In accordance with our Clawback Policy, the Board completed an analysis to determine whether, as a result of the Restatement, it had to require prompt repayment or forfeiture of any erroneously awarded Incentive-Based Compensation (as such term is defined in the Clawback Policy) received by any Covered Executive (as such term is defined in the Clawback Policy) during fiscal year ended March 31, 2024 (“Fiscal 2024”), Fiscal 2025 or Fiscal 2026. For each of Fiscal 2024, Fiscal 2025 and Fiscal 2026, the performance measures used to determine Incentive-Based Compensation were Adjusted EBITDA and revenue, neither of which were impacted by the Restatement. Accordingly, the Board determined that no erroneously awarded Incentive-Based Compensation was awarded.

Results of Fiscal 2025 Say-On-Pay Vote
Canopy Growth’s compensation program for its executive management team is designed to drive Shareholder value and to effectively attract and retain talent. Each year, we conduct a Shareholder advisory vote to approve the compensation of our NEOs as disclosed in our proxy statement for our annual meeting of shareholders (a “say-on-pay” vote). At our 2025 Annual General Meeting, our Shareholders approved our NEO compensation at that time, with approximately 82.1% of the votes cast voting in favor of approval. Given these results, the CGCN Committee has decided to retain our overall approach to executive compensation while continuing to evaluate our practices frequently, including in response to future say-on-pay votes. The CGCN Committee continues to monitor further stakeholder feedback, Company performance, and market developments for potential further improvements to the Company’s compensation structure for executive officers. The Company expects to have its next “say-on-pay” vote at its 2026 annual meeting of shareholders (the “2026 Annual Meeting”).
Performance Graph
The following performance graph illustrates the Company’s cumulative Shareholder return assuming reinvestment of dividends, by comparing a C$100 investment in the Canopy Shares beginning March 31, 2021 to the return on the S&P/TSX Composite Index, which is the headline index for the Canadian equity market, and the Global X Marijuana Life Sciences Index ETF (Ticker: HMMJ).
	March 31, 2021	March 31, 2022	March 31, 2023	March 31, 2024	March 31, 2025	March 31, 2026
Canopy Growth Corporation	C$100.00	C$23.49	C$5.87	C$2.89	C$0.33	C$0.33
S&P/TSX Composite Index	C$100.00	C$117.06	C$107.48	C$118.54	C$133.24	C$175.22
Global X Marijuana Life Sciences Index ETF	C$100.00	C$47.48	C$23.06	C$25.07	C$17.37	C$18.26
Since March 31, 2021, the Canopy Share price performance declined because of considerable volatility in the cannabis sector resulting from a multitude of factors, including, among others, (i) underperformance of the Canadian cannabis sector, resulting in significant price compression in the adult-use space, (ii) restructuring of our operations in order to improve long-term performance, (iii) continued capital requirements through the issuance of additional common shares, and (iv) the multiple attempts in the U.S. to reschedule cannabis from a Schedule I substance to a Schedule III substance under the Controlled Substances Act (21 U.S.C. § 811). In addition, relative stock underperformance was impacted by strength in the S&P/TSX resulting in higher commodity prices.

We believe the appropriate benchmark to assess our share price performance is against the Global X Marijuana Life Sciences Index ETF as this ETF contains a basket of our peer competitors. The S&P/TSX Composite Index is a broad-based exchange that contains companies in non-cannabis sectors and as such would have fewer comparative factors to a company in the cannabis industry.
While our Canopy Share price has been volatile due in part to the evolving state of the cannabis industry, our executive compensation remains competitive as we aim to attract and retain an experienced executive team whose compensation is tied to a variety of metrics including long-term profit improvement and Canopy Share price appreciation. Executive compensation for Fiscal 2026 remains aligned with financial performance and the Shareholder experience to the end of Fiscal 2026, evidenced by a significant decrease in realizable equity compensation held by executives. For further discussion on this point, please refer above to “PSU Metric Details and Certification Results”.

COMPENSATION COMMITTEE REPORT
The members of the CGCN Committee have reviewed and discussed the contents of the CD&A with management. Based on such review and discussion with management, and subject to the limitations on the role and responsibility of the CGCN Committee, the CGCN Committee recommended to the Board that the CD&A be included in the Company’s 2026 10-K and in the proxy statement issued in connection with the 2026 Annual Meeting.
Respectfully submitted by the members of the CGCN Committee
Theresa Yanofsky (Chair)
David Lazzarato
Joseph Bayern
The foregoing Compensation Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act, or the Exchange Act that might incorporate by reference past or future filings, including this Comprehensive Form 10-K, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

EXECUTIVE COMPENSATION
Currency Conversion
Certain of the NEO’s employment agreements specify payments in U.S. dollars, while others specify payments in Canadian dollars. Where payments are made in Canadian dollars throughout this section, we have converted Canadian dollars to U.S. dollars using the Bloomberg average exchange rates for the relevant 12-month period as specified in the bullets below. Share-based currency conversion calculations are represented as of the applicable award date using the Bloomberg exchange rate for the date of the award.
•
Fiscal 2026 of C$1.00 to US$0.7174 for the 12-month period ended March 31, 2026;

•
Fiscal 2025 of C$1.00 to US$0.6951 for the 12-month period ended March 31, 2025; and

•
Fiscal 2024 of C$1.00 to US$0.7386 for the 12-month period ended March 31, 2024.

Summary Compensation Table
The following table sets forth the compensation for Fiscal 2024, Fiscal 2025 and Fiscal 2026 awarded to, earned by, or paid to the NEOs.
Name and Principal Position	Fiscal Year	Salary	Bonus(2)	Stock awards(1)	Option awards(1)	Non-equity incentive plan compensation	All other compensation(3)	Total
Luc Mongeau, CEO	2026	699,465	-	1,069,002	1,050,476	772,013	24,843	3,615,799
	2025	130,331	-	121,500	422,489	122,460	172,145	968,925
	2024	-	-	-	-	-	-	-
Thomas Stewart, CFO(4)	2026	357,731	-	331,285	299,875	264,966	12,467	1,266,324
	2025	-	-	-	-	-	-	-
	2024	-	-	-	-	-	-	-
Christelle Gedeon, CBCO	2026	390,822	167,922	391,054	384,277	323,893	689	1,658,657
	2025	371,880	-	388,737	364,767	216,411	693	1,342,488
	2024	383,454	-	375,977	479,289	454,884	-	1,693,604
Judy Hong, Former CFO(5)	2026	140,462	150,000	623,987	613,173	-	1,189,694	2,717,316
	2025	415,001	-	622,501	584,124	241,505	9,618	1,872,749
	2024	410,960	-	622,499	772,886	486,685	10,033	2,303,063
Notes:
(1)
The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation-Stock Compensation”. See Note 21 to the consolidated financial statements included in this 2026 10-K, regarding assumptions underlying valuation of equity awards.

(2)
Dr. Gedeon and Ms. Hong each received a one-time cash retention bonus pursuant to retention agreements entered into on August 19, 2024. The retention bonuses were awarded to support their continued service during a period of organizational transition and strategic execution and were earned upon continued employment with the Company through October 1, 2025. The amount reported for Dr. Gedeon includes vacation pay equal to 10% of the cash retention bonus, calculated in accordance with her employment terms and applicable Canadian employment standards. In connection with the termination of Ms. Hong’s employment during Fiscal 2026, the retention bonus was paid in accordance with the terms of her retention agreement. The awards were not subject to performance-based vesting conditions.

(3)
Represents the following for the respective NEOs: For Mr. Mongeau, this includes C$22,500 (US$16,142) in car allowance, C$10,875 (US$7,802) in employer contributions under the Company’s defined contribution retirement plan, C$960 (US$689) in cell phone allowance, and C$294 (US$211) in product allowance. For Mr. Stewart, includes US$11,453 in 401(k) employer match, US$665 in cell phone allowance, and US$349 in product allowance. For Dr. Gedeon, this includes C$997 (US$689) in cell phone allowance. For Ms. Hong, this includes US$1,168,643 in severance payments, representing 18 months of base salary and an amount based on the average actual short-term incentive payments received during the prior two years, US$15,523 in accrued vacation pay, US$5,131 in 401(k) employer match, US$325 in cell phone allowance, and US$72 in product allowance.
(4)
Mr. Stewart was appointed CFO on September 17, 2025. The amounts reported in the Salary column include compensation earned during Fiscal 2026, including a temporary stipend paid in connection with his service as interim CFO prior to his appointment. In addition, Mr. Stewart received an equity award in connection with his appointment as CFO, as described above under “Long-Term Incentives.”

(5)
Ms. Hong’s employment with the Company terminated on July 9, 2025. The amounts reported reflect compensation earned during Fiscal 2026, including severance and other payments made in connection with her termination in accordance with the terms of her employment agreement, as described above under “Employment Agreements.”

Grants of Plan-Based Awards in Fiscal 2026
The following table sets forth the grants of plan-based awards made in Fiscal 2026. Non-equity incentive plan awards listed below were made pursuant to the terms of the respective NEO’s employment agreement. All equity incentive plan awards were made pursuant to the terms of the respective NEO’s employment agreement and the Omnibus Incentive Plan.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards(2)
		Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Luc Mongeau	1-Apr-25	$0	$699,465	$1,398,930	-	-	-	-	-	-	-
	3-Jun-25	-	-	-	-	-	-	-	912,733	$1.47	$1,050,476
	3-Jun-25	-	-	-	-	-	-	727,212	-	-	$1,069,002
Thomas Stewart(3)	1-Apr-25	$0	$240,196	$480,134	-	-	-	-	-	-	-
	3-Jun-25	-	-	-	-	-	-	-	46,355	$1.47	$53,351
	3-Jun-25	-	-	-	-	-	-	55,400	-	-	$81,438
	17-Sep-25	-	-	-	-	-	-	-	222,280	$1.40	$246,525
	17-Sep-25	-	-	-	-	-	-	178,462	-	-	$249,847
Christelle Gedeon	1-Apr-25	$0	$293,456	$586,912	-	-	-	-	-	-	-
	3-Jun-25	-	-	-	-	-	-	-	99,214	$1.47	$115,699
	3-Jun-25	-	-	-	-	-	-	-	234,675	$1.47	$268,578
	3-Jun-25	-	-	-	-	-	-	266,023	-	-	$391,054
Judy Hong(4)	1-Apr-25	-	-	-	-	-	-	-	-	-	-
	3-Jun-25	-	-	-	-	-	-	-	532,771	$1.47	$613,173
	3-Jun-25	-	-	-	-	-	-	424,481	-	-	$623,987
Notes:
(1)
The amounts shown in these columns reflect the short-term cash incentive bonuses that potentially could have been earned during Fiscal 2026 based upon the achievement of Company performance goals under our STIP. Target amounts are calculated based on the NEO’s base salary in effect during the fiscal year, adjusted on a prorated basis for any mid-year compensation changes. The actual award paid to each NEO under the STIP for Fiscal 2026 is set forth above in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column. More information regarding short-term cash incentive bonuses under our STIP can be found in the CD&A under the heading “Short-Term Incentives”.

(2)
The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation-Stock Compensation.” See Note 21 of the consolidated financial statements included in the 2026 10-K, regarding assumptions underlying valuation of equity awards.

(3)
Mr. Stewart’s awards reflect (i) his participation in the Company’s annual grant cycle while serving as Vice President, Finance, and (ii) an additional grant awarded in connection with his appointment as CFO on September 17, 2025. The additional award was provided to align his compensation with the scope and responsibilities of the CFO role.

(4)
Ms. Hong’s employment terminated during Fiscal 2026. She was not eligible to receive a payout under the Company’s Fiscal 2026 STIP. Any amounts paid to Ms. Hong in connection with her termination are described above under “Employment Agreements” and reflected in the Summary Compensation Table. Unvested equity awards held by Ms. Hong were forfeited or cancelled in accordance with the applicable award agreements.

Employment Agreements
Luc Mongeau
In connection with Mr. Mongeau’s appointment as Chief Executive Officer of the Company, on November 26, 2024, the Company and Mr. Mongeau entered into an employment agreement (the “Mongeau Agreement”).
Pursuant to the Mongeau Agreement, as Chief Executive Officer, Mr. Mongeau reports to the Board and is entitled to an annual base salary of C$975,000. Mr. Mongeau is also entitled to a monthly car allowance of C$1,875.
Mr. Mongeau is eligible to participate in the Company’s STIP, with a target annual incentive opportunity of 100% of his base salary (the “Mongeau Target Amount”), and a payout range of 0% to 200% of the Mongeau Target Amount based on the achievement of predetermined financial and corporate objectives approved by the CGCN Committee.
Mr. Mongeau is also eligible to participate in the Omnibus Incentive Plan. In connection with his appointment, Mr. Mongeau received a one-time equity award consisting of 50,000 restricted share units and 225,000 stock options, with an exercise price of US$2.43, equal to the fair market value of the Canopy Shares on the grant date. These awards vest in equal one-third installments on each of the first three anniversaries of the grant date, subject to the terms of the Omnibus Incentive Plan and applicable award agreements.
Pursuant to the Mongeau Agreement, Mr. Mongeau is eligible to receive, at least once every fiscal year, a long-term incentive award with a target value of 300% of his base salary (based on the fair market value of the Canopy Shares on the date of grant). The form and mix of equity awards are determined by the CGCN Committee, in its discretion, and consist of stock options and restricted share units.
If the Company terminates Mr. Mongeau’s employment without Cause (as defined in the Mongeau Agreement), or if Mr. Mongeau resigns for Good Reason (as defined in the Mongeau Agreement), then, provided that he signs and returns to the Company a full and final employment separation, release and waiver of liability, the Company will provide (a) a lump sum payment equal to 18 months of Mr. Mongeau’s base salary; (b) a lump sum payment equal to 150% of the average actual annual short-term incentive payments received by Mr. Mongeau during the prior two years; and (c) continuation of any statutorily prescribed benefits for the minimum period required under the provisions of the Employment Standards Act, 2000 (Ontario) (the “ESA”). The Company may terminate Mr. Mongeau’s employment for Cause without further liability.
The Mongeau Agreement contains non-competition and non-solicitation provisions in favor of the Company for a period of 18 months following termination.
Thomas Stewart
In connection with Mr. Stewart’s appointment as Chief Financial Officer of the Company, on September 17, 2025, the Company and Mr. Stewart entered into an employment agreement (the “Stewart Agreement”).
Pursuant to the Stewart Agreement, Mr. Stewart serves as Chief Financial Officer of the Company and reports to the Chief Executive Officer. He is employed by Canopy Growth USA, LLC. Mr. Stewart is entitled to an annual base salary of US$375,000, subject to applicable tax withholdings and deductions. His base salary is subject to annual review by the Board, and will be increased by 5% in connection with the Fiscal 2027 merit cycle.
Mr. Stewart is eligible to participate in the Company’s STIP, with a target annual incentive opportunity of 75% of his base salary (the “Stewart Target Amount”), and a payout range of 0% to 200% of the Stewart Target Amount based on the achievement of predetermined financial and corporate objectives approved by the CGCN Committee.
Mr. Stewart is also eligible to participate in the Omnibus Incentive Plan. Pursuant to the Stewart Agreement, Mr. Stewart is eligible to receive, at least once every fiscal year, a long-term incentive award with a target value of 200% of his base salary (based on the fair market value of the Canopy Shares on the date of grant). The form and mix of equity awards are determined by the CGCN Committee, in its discretion, and may consist of stock options, restricted share units or other awards authorized under the Omnibus Incentive Plan.
In addition, in connection with his appointment as Chief Financial Officer, Mr. Stewart was granted a one-time equity award with a value of US$500,000, comprised of 50% stock options and 50% restricted share units. This award vests in three equal annual installments, subject to the terms of the Omnibus Incentive Plan and applicable award agreements.
Pursuant to the Stewart Agreement, Mr. Stewart’s employment is “at will.” If the Company terminates Mr. Stewart’s employment without cause, then, provided that he signs and returns to the Company a full and final employment separation, release and waiver of liability, the Company will provide (a) a payment equal to 18 months of Mr. Stewart’s base salary, payable either as a lump sum or salary continuance at the Company’s discretion; (b) a lump sum payment equal to 150% of the average actual annual short-term incentive payments received by Mr. Stewart during the prior two years; (c) vesting of any outstanding performance share units at actual performance levels for performance periods that have already been certified by the Board or applicable committee; and (d) reimbursement of a portion of Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) premiums for up to 18 months, subject to the terms of the Stewart Agreement.
The Company may also terminate Mr. Stewart’s employment for cause, without further liability.
The Stewart Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of 18 months following termination of employment.
Christelle Gedeon
In connection with Dr. Gedeon’s appointment as Chief Legal Officer of the Company, on August 1, 2022, the Company and Dr. Gedeon entered into an employment agreement (the “Gedeon Agreement”). Dr. Gedeon’s title was updated to Chief Business Development & Corporate Affairs Officer as of January 9, 2026. Dr. Gedeon continues to report to the Chief Executive Officer.
Dr. Gedeon is eligible to participate in the Company’s STIP, with a target annual incentive opportunity of 75% of her base salary (the “Gedeon Target Amount”), and a payout range of 0% to 200% of the Gedeon Target Amount based on the achievement of predetermined financial and corporate objectives approved by the CGCN Committee.
Dr. Gedeon is also eligible to participate in the Omnibus Incentive Plan. Pursuant to the Gedeon Agreement, Dr. Gedeon is eligible to receive, at least once every fiscal year, a long-term incentive award with a target value of 200% of her base salary (based on the fair market value of the Canopy Shares on the date of grant). The form and mix of equity awards are determined by the CGCN Committee, in its discretion, and consist of stock options and restricted share units.
If the Company terminates Dr. Gedeon’s employment without cause, then, provided that she signs and returns to the Company a full and final employment separation, release and waiver of liability, the Company will provide (a) a lump sum payment equal to 18 months of Dr. Gedeon’s base salary; (b) a lump sum payment equal to 150% of the average actual annual short-term incentive payments received by Dr. Gedeon during the prior two years; and (c) continuation of any statutorily prescribed benefits for the minimum period required under the provisions of the ESA. The Company may terminate Dr. Gedeon’s employment with cause without further liability.
The Gedeon Agreement contains non-competition and non-solicitation provisions in favor of the Company for a period of 18 months following termination.
The Gedeon Agreement was amended effective June 1, 2023, to increase Dr. Gedeon’s base salary to C$509,250, and further amended effective August 21, 2023, to increase her base salary to C$535,000 in connection with an expansion in scope and responsibilities. Dr. Gedeon’s base salary was subsequently increased to C$548,375 during Fiscal 2026 in connection with the Company’s annual merit cycle.
Judy Hong
In connection with Ms. Hong’s appointment as Chief Financial Officer of the Company, on April 1, 2022, the Company and Ms. Hong entered into an employment agreement dated March 24, 2022 (the “Hong Agreement”). Ms. Hong’s employment with the Company terminated during Fiscal 2026.
Pursuant to the Hong Agreement, as Chief Financial Officer, Ms. Hong reported to the Chief Executive Officer and was initially entitled to an annual base salary of US$395,000, which was increased to US$415,000 in June 2023.
Ms. Hong was eligible to participate in the Company’s STIP, with a target annual incentive opportunity of 75% of her base salary (the “Hong Target Amount”), and a payout range of 0% to 200% of the Hong Target Amount based on the achievement of predetermined financial and corporate objectives approved by the CGCN Committee.
Ms. Hong was also eligible to participate in the Omnibus Incentive Plan. Pursuant to the Hong Agreement, Ms. Hong was eligible to receive, at least once every fiscal year, a long-term incentive award with a target value of 300% of her base salary (based on the fair market value of the Canopy Shares on the date of grant). The form and mix of equity awards were determined by the Board or the CGCN Committee, in its discretion.
Pursuant to the Hong Agreement, Ms. Hong’s employment was “at will.” If the Company terminated Ms. Hong’s employment without cause, then, provided that she signed and returned to the Company a full and final employment separation, release and waiver of liability, the Company would provide (a) a lump sum payment equal to 18 months of Ms. Hong’s base salary; (b) a lump sum payment equal to 150% of the average actual annual short-term incentive payments received by Ms. Hong during the prior two years; (c) vesting of any outstanding performance share units at actual performance levels for performance periods that had already been certified by the Board or applicable committee; and (d) reimbursement of a portion of COBRA premiums, in each case subject to the terms of the Hong Agreement. The Company could terminate Ms. Hong’s employment with cause without further liability.
The Hong Agreement contained non-competition and non-solicitation provisions in favor of the Company for a period of 18 months following termination.
Outstanding Equity Awards at March 31, 2026
The following table presents information concerning outstanding Options and RSU awards to each of the NEOs as of March 31, 2026, the Company’s fiscal year end.

		Option Awards					Stock Awards
		Number of securities underlying unexercised options − (#) exercisable	Number of securities underlying unexercised options − (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Name	Grant Date(1)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Luc Mongeau	11-Feb-25	75,000	150,000	-	US$2.43	11-Feb-31	-	-	-	-
	11-Feb-25	-	-	-	-	-	33,333	US$31,666	-	-
	03-Jun-25	-	912,733	-	US$1.47	03-Jun-31	-	-	-	-
	03-Jun-25	-	-	-	-	-	727,212	US$690,851	-	-
Thomas Stewart	09-Jun-21	320	-	-	C$308.70	09-Jun-27	-	-	-	-
	03-Dec-21	4,151	-	-	C$135.80	03-Dec-27	-	-	-	-
	14-Jun-22	2,096	-	-	C$48.40	14-Jun-28	-	-	-	-
	28-Jun-23	6,766	6,766	-	C$6.20	28-Jun-29	-	-	-	-
	22-Aug-23	-	-	-	-	-	5,768	US$5,474	-	-
	10-Jun-24	2,837	5,675	-	US$7.59	10-Jun-30	-	-	-	-
	10-Jun-24	-	-	-	-	-	6,997	US$6,647	-	-
	03-Jun-25	-	46,355	-	US$1.47	03-Jun-31	-	-	-	-
	03-Jun-25	-	-	-	-	-	55,400	US$52,630	-	-
	17-Sep-25	-	222,280	-	US$1.40	17-Sep-31	-	-	-	-
	17-Sep-25	-	-	-	-	-	178,462	US$169,539	-	-
Christelle Gedeon	10-Aug-22	26,216	-	-	C$37.00	10-Aug-28	-	-	-	-
	22-Nov-22	4,990	-	-	C$53.90	22-Nov-28	-	-	-	-
	28-Jun-23	109,516	54,758	-	C$6.20	28-Jun-29	-	-	-	-
	22-Aug-23	-	-	-	-	-	30,312	US$28,766	-	-
	10-Jun-24	20,769	41,538	-	US$7.59	10-Jun-30	-	-	-	-
	10-Jun-24	-	-	-	-	-	34,145	US$32,438	-	-
	03-Jun-25	-	333,889	-	US$1.47	03-Jun-31	-	-	-	-
	03-Jun-25	-	-	-	-	-	266,023	US$252,722	-	-
Notes:
(1)
Unless otherwise indicated, with respect to all outstanding equity awards held by the NEOs as of March 31, 2026, Options vest in equal one-third installments on each of the first three anniversaries of the grant date, subject to the continued employment of the respective NEO. RSUs granted in Fiscal 2026, unless otherwise specified, vest in equal one-third installments on June 15 of each of the first three years following the grant date, in alignment with the Company’s standardized vesting approach.

(2)
The market value of the unvested stock awards is calculated by multiplying the number of unvested Canopy Shares held by the applicable NEO by the closing price of the Canopy Shares on March 31, 2026 (the last trading day of Fiscal 2026) on the Nasdaq Global Select Market, which was US$0.95.

Option Exercises and Stock Vested in Fiscal 2026
The following table presents information concerning Option exercises and Canopy Shares acquired upon vesting of RSU awards by each of our NEOs in Fiscal 2026:
	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)
Luc Mongeau	-	-	16,667	17,689
Thomas Stewart(3)	-	-	9,790	13,161
Christelle Gedeon	-	-	55,495	74,102
Judy Hong	-	-	38,678	56,817
Notes:
(1)
These amounts reflect the aggregate of the differences between the exercise price of the Option and the market price of a Share at the time of exercise for each Option exercised by an NEO in Fiscal 2026.

(2)
These amounts reflect the market price on the vesting date.

(3)
Amounts for Mr. Stewart include equity awards that vested prior to and following his appointment as CFO during Fiscal 2026.

Potential Payments Upon Termination or Change-in-Control
A narrative description of the individual payments the Company is currently required to make upon termination or a change in control of the Company is described above under “Employment Agreements”.
Ms. Hong’s employment with the Company terminated during Fiscal 2026. The payments and benefits payable to Ms. Hong upon her termination are described above under “Employment Agreements” and are not reflected in the table below. Actual amounts paid to Ms. Hong upon her termination are included in the Summary Compensation Table above.
Potential Payments Upon Termination Without Cause
The following table sets forth the estimated payments and benefits to each of the active NEOs in the event of a termination without cause, assuming such termination occurred on March 31, 2026, and there was no change-in-control, based on the terms of their respective employment agreements in effect as of that date:
Termination Without Cause
Individual	Cash Payment ($)	Accelerated Awards ($)	Benefits ($)(4)	Total ($)
Luc Mongeau | CEO	$1,180,977(1)	-	$1,919	$1,182,896
Thomas Stewart | CFO	$767,007(2)	-	$47,683	$814,691
Christelle Gedeon | CBCO	$974,901(3)	-	$5,064	$979,965
Notes:
(1)
Upon termination without cause effective March 31, 2026, Mr. Mongeau would have been entitled to a payment in the amount of $1,182,896, representing 18 months base salary plus one and a half times the average actual amounts paid as short-term annual incentive performance bonus to Mr. Mongeau during the prior two years.

(2)
Upon termination without cause effective March 31, 2026, Mr. Stewart would have been entitled to a payment in the amount of $814,691, representing 18 months base salary plus one and a half times the average actual amounts paid as short-term annual incentive performance bonuses to Mr. Stewart during the prior two years.

(3)
Upon termination without cause effective March 31, 2026, Dr. Gedeon would have been entitled to a payment in the amount of $979,965, representing 18 months base salary plus one and a half times the average actual amounts paid as short-term annual incentive performance bonuses to Dr. Gedeon during the prior two years, as well as the statutorily prescribed vacation time.

(4)
As of March 31, 2025, Mr. Mongeau, Mr. Stewart, and Dr. Gedeon are participants in Canopy Growth’s benefits plan. Upon termination without cause effective March 31, 2026, Mr. Mongeau and Dr. Gedeon would receive the statutorily prescribed benefits as set forth in the ESA. Upon termination without cause effective March 31, 2026, if Mr. Stewart were to elect continuation coverage under the Company’s medical plan pursuant to the COBRA, a reimbursement to Mr. Stewart for a portion of COBRA premium payments would be required.

Subject to the specific terms of the NEOs’ respective employment agreements, upon a termination of the NEO without cause, Options, RSUs and other Awards will be treated in accordance with the terms of the Omnibus Incentive Plan.
Potential Payments Upon Termination Following a Change in Control
None of the NEOs are entitled to a payment solely upon a change in control pursuant to the terms of their respective employment agreements. However, pursuant to the terms of the Omnibus Incentive Plan, for a period of 18 months following a Change in Control (as defined in the Omnibus Incentive Plan), where a participant’s employment or term of office or engagement is terminated for any reason other than for Cause (as defined in the Omnibus Incentive Plan): (i) any unvested awards as at the date of such termination shall be deemed to have vested, and any period of restriction shall be deemed to have lapsed, as at the date of such termination and shall become payable as at the date of termination; and (ii) the level of achievement of performance goals for any unvested awards that are deemed to have vested pursuant to (i) above shall be based on the actual performance achieved at the end of the applicable period immediately prior to the date of termination.
Ms. Hong’s employment with the Company terminated during Fiscal 2026. The payments and benefits payable to Ms. Hong upon her termination are described above under “Employment Agreements” and are not reflected in the table below. Actual amounts paid to Ms. Hong upon her termination are included in the Summary Compensation Table above.
The table below shows the payments that would be made to the active NEOs upon termination within 18 months following a Change in Control, assuming such termination occurred on March 31, 2026. With the exception of the “Accelerated Awards ($)” and “Total ($)” columns, all amounts in the table below are the same as those presented in the “Potential Payments Upon Termination Without Cause” table above, and all footnotes to the “Cash Payment ($)” and “Benefits ($)” columns in that table apply equally to the corresponding columns below.
Termination within 18 Months Following Change In Control
Individual	Cash Payment ($)	Accelerated Awards ($)(1)	Benefits ($)	Total ($)
Luc Mongeau | CEO	$1,180,977	$722,518	$1,919	$1,905,414
Thomas Stewart | CFO	$767,007	$228,816	$47,683	$1,043,507
Christelle Gedeon | CBCO	$974,901	$325,300	$5,064	$1,305,264
Notes:
(1)
Reflect unvested RSU and Option awards, which will be deemed to have vested. The value was calculated based on the closing price of the Canopy Shares on March 31, 2026 (the last trading day of Fiscal 2026) on the Nasdaq Global Select Market, which was US$0.95.

CEO Pay Ratio and Background
Set forth below is the annual total compensation of our median employee, the annual total compensation of our Chief Executive Officer, Mr. Mongeau, and the ratio of these two values:
•
The Fiscal 2026 annual total compensation of the median employee of Canopy Growth (other than our CEO, Mr. Mongeau) was US$46,632 (or approximately C$65,000).

•
The Fiscal 2026 annualized total compensation of our CEO, Mr. Mongeau, was US$3,586,957 (or approximately C$4,999,860).

•
For Fiscal 2026, the ratio of the annualized total compensation of our CEO to the median annual total compensation of all our other employees was 76 to 1.

To determine the median employee, we used our global employee population as of March 31, 2026. Total compensation for this purpose was calculated using each employee’s annualized base salary, projected STI bonus, and the target value of LTI awards to be granted during the year, where applicable.
Amounts that were originally paid or recorded in Canadian dollars were converted to U.S. dollars using the Bloomberg average exchange rate of C$1.00 to US$0.7174 for the 12-month period ended March 31, 2026.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, pursuant to the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay Versus Performance Table
The following table sets forth information concerning: (i) the compensation of our current CEO (Mr. Mongeau), our former CEO (Mr. Klein), and the average compensation for our other NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” (“CAP”) to such individuals, as defined under SEC rules, for each of the fiscal year ended March 31, 2022 (“Fiscal 2022”), Fiscal 2023, Fiscal 2024 Fiscal 2025; and Fiscal 2026 and (ii) our cumulative total shareholder return, (“TSR”), the cumulative TSR of our peer group (“Peer Group TSR”), net income and Adjusted EBITDA (as defined below) over such years in accordance with SEC rules for each such fiscal year:
	Mr. Mongeau(1)(2)		Mr. Klein(1)(2)		Non-CEO NEOs(1)(2)		Value of Initial Fixed $100 Investment Based on:
Fiscal Year	Summary Compensation Table Total for PEO 1	Compensation Actually Paid to PEO 1	Summary Compensation Table Total for PEO 2	Compensation Actually Paid to PEO 2	Average Summary Compensation Table Total for Non-CEO NEOs(1)(2)	Average Compensation Actually Paid to Non-CEO NEOs	Total Shareholder Return	Horizons Marijuana Life Sciences Index(3)	Net Income (millions)	Adjusted EBITDA (millions)(4)
2026	$3,615,799	$2,420,299			$1,880,766	$1,353,394	$0.34	$18.26	($189)	($14)
2025	$968,925	$561,392	$5,008,368	($5,604,577)	$1,883,454	$29,307	$0.33	$17.37	($354)(5)	($16)
2024	N/A	N/A	7,605,091	$11,213,347.01	1,998,334	$2,866,607	$2.89	$25.07	($526)(5)	($44)
2023	N/A	N/A	$6,459,521	$534,348	$2,339,473	$1,027,156	$5.87	$23.06	($2,423)	($264)
2022	N/A	N/A	$4,541,890	($27,899,503)	$1,977,580	($1,451,048)	$23.49	$47.48	($248)	($331)
Notes:
(1)
The following individuals are our other NEOs for each fiscal year:

Fiscal Year	CEO(s)	Non-CEO NEOs
2026	Luc Mongeau	Thomas Stewart(1) Judy Hong(2) and Christelle Gedeon
2025	Luc Mongeau(3) and David Klein(4)	Judy Hong(2) and Christelle Gedeon
2024	David Klein	Judy Hong and Christelle Gedeon
2023	David Klein	Judy Hong, Christelle Gedeon, and Julious Grant(5)
2022	David Klein	Judy Hong, Julious Grant(5), Michael Lee(6), Rade Kovacevic(7), and Phillip Shaer(8)

(1)
Thomas Stewart assumed the role of Chief Financial Officer effective September 17, 2025

(2)
Ms. Hong’s employment with the Company was terminated effective July 9, 2025.

(3)
Mr. Mongeau assumed the role of Chief Executive Officer effective January 6, 2025.

(4)
Mr. Klein served as CEO through January 6, 2025, at which time Mr. Klein transitioned into the title of Special Advisor to the Board.

(5)
Julious Grant’s engagement with the Company was terminated effective December 16, 2022.

(6)
Michael Lee stepped down from his role as an executive officer of the Company effective November 18, 2021.

(7)
Rade Kovacevic stepped down from his role as an executive officer of the Company effective November 18, 2021.

(8)
Phillip Shaer resigned effective October 1, 2021.

(2)
Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows

	2022		2023		2024		2025			2026
Adjustments(1)	Mr. Klein	Average non-CEO NEOs	Mr. Klein	Average non-CEO NEOs	Mr. Klein	Average non-CEO NEOs	Mr. Mongeau	Mr. Klein	Average non-CEO NEOs	PEO (Mongeau)	Average non-CEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable Fiscal Year (“FY”)	($3,467,190)	($1,083,663)	($4,702,260)	($1,510,820)	($4,606,640)	($1,125,326)	($543,989)	($3,341,776)	($980,065)	(2,119,478)	($881,217)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$578,926	$96,030	$1,787,971	$387,207	$9,410,250	$2,312,397	$136,456	$285,462	$48,729	$931,964	$397,529
Increase/deduction for Awards Granted during any Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	($27,451,477)	($357,364)	($2,355,067)	($45,368)	($842,525)	($219,638)	$0	($6,357,299)	($779,520)	($14,470)	($11,349)
Increase/deduction for Awards Granted during any Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	($2,101,652)	($807,142)	($655,817)	$5,999	($273,748)	($80,324)	$0	($1,169,585)	($140,589)	$6,484	$34,026
Deduction of ASC 718 Fair Value of Awards Granted during any Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	$0	($1,276,489)	$0	($149,335)	($79,081)	($18,837)	$0	($29,746)	($2,702)	$0	(66,361)
TOTAL ADJUSTMENTS	($32,441,393)	($3,428,628)	($5,925,173)	($1,312,318)	$3,608,256	$868,273	($407,533)	($10,612,945)	($1,854,147)	($1,195,500)	($527,371)

(1)
All adjustments and valuations are based on US$ - equivalent values from C$ at date of valuation throughout Compensation Actually Paid calculations using the applicable conversion rate published by Bloomberg.

(3)
TSR is cumulative for the measurement periods beginning on March 31, 2021 and ending on March 31 of each of 2026, 2025, 2024, 2023 and 2022 respectively, calculated in accordance with Item 201(e) of Regulation S-K. Table has been updated to reflect Horizons Marijuana Life Sciences Index, which is the same index used in our performance graph in the Company’s Annual Reports on Form 10-K for the year ended March 31, 2026.

(4)
Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is calculated as the reported net loss, adjusted to exclude income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; and charges related to the flow-through of inventory step-up on business combinations, and further adjusted to remove acquisition-related costs.

(5)
Net income values for Fiscal 2025 and Fiscal 2024 updated in accordance with the Restatement (as defined below).

Narrative Disclosure to Pay Versus Performance Table
Relationship between Financial Performance Measures
The line graphs below compare the compensation actually paid to our CEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, (ii) Index TSR, (iii) our Net Income, and (iv) our Adjusted EBITDA, in each case, for Fiscal 2022, Fiscal 2023, Fiscal 2024, Fiscal 2025, and Fiscal 2026.
TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.
In 2025, the PEO Compensation Actually Paid graphical representation includes the total of both PEO 1 (Mr. Mongeau) and PEO 2 (Mr. Klein).

Compensation Actually Paid vs Total Shareholder Return
Compensation Actually Paid (in $Ms)
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
-$25,000
-$30,000
Value of $100 Invested
$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
2022
2023
2024
2025
2026
PEO CAP
Avg Non-CEO NEO CAP
WEED TSR
Horizons Marijuana Life Sciences Index ETF

Compensation Actually Paid vs Net Income
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
-$25,000
-$30,000
Compensation Actually Paid (in $Ms)
$0
($500)
($1,000)
($1,500)
($2,000)
($2,500)
($3,000)
Net Income ($Ms)
2022
2023
2024
2025
2026
PEO Compensation Actually Paid
Avg Non-CEO NEO Compensation Actually Paid
Net Income

Compensation Actually Paid vs Adj. EBITDA
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
-$25,000
-$30,000
Compensation Actually Paid (in $Ms)
$0
($50)
($100)
($150)
($200)
($250)
($300)
($350)
Adj. EBITDA ($Ms)
2022
2023
2024
2025
2026
PEO Compensation Actually Paid
Avg Non-CEO NEO Compensation Actually Paid
Adjusted EBITDA

Pay Versus Performance Tabular List
The following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs to performance for Fiscal 2026:
•
Adjusted EBITDA; Net revenue; and Individual objectives.

DIRECTOR COMPENSATION
Director Compensation
The Company’s director compensation program is designed to attract and retain qualified individuals to serve on the Board. The CGCN Committee assesses the director compensation program annually and approves any changes it deems appropriate based on market benchmarking, governance best practices, and the Company’s strategic needs. For Fiscal 2026, non-employee directors received the following amounts in connection with their services to the Company in their capacity as directors:
Fiscal 2026 Fees and Equity Awards(1)	Annual Amount (US$)(2)
Chair – Cash	$161,415 (C$225,000)
Board Member – Cash	$107,610 (C$150,000)
Annual Equity Grant – Chair – RSUs	$161,415 (C$225,000)
Annual Equity Grant – Non-Chair Board Member – RSUs	$107,610 (C$150,000)
Committee Chair – Cash	$21,522 (C$30,000)
Committee Member – Cash	$10,761 (C$15,000)
Notes:
(1)
The RSUs generally vest in four equal quarterly installments, beginning on the last trading day of the first quarter after such RSUs are granted.

(2)
Fiscal 2026 Board payments were converted to US$ using the average exchange rate of C$1.00 = US$0.7174, as set forth above under “Executive Compensation – Currency Conversion.”.

Director Compensation in Fiscal 2026
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
David Lazzarato	$182,937	$164,462	$347,399
Theresa Yanofsky	$139,893	$109,641	$249,534
M. Shan Atkins	$116,218	$70,804	$187,023
Joseph Bayern	$75,631	$51,190	$126,821
Willy Kruh (former director)(3)	$73,707	$109,641	$183,349
Notes:
(1)
This column reflects the following amounts earned or paid during Fiscal 2026: (i) a cash retainer for Board service and (ii) cash retainers for serving as a committee member, a committee Chair or Chair of the Board. Payments were converted to US$ using the average exchange rate of C$1.00 = US$0.7174, as set forth above under “Executive Compensation – Currency Conversion”.

(2)
The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation-Stock Compensation.” See Note 21 of the consolidated financial statements included in the 2026 10-K, regarding assumptions underlying valuation of equity awards.

(3)
Mr. Kruh resigned from the Board effective October 10, 2025. The amounts reported reflect compensation earned for his service as a director through the effective date of his resignation.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth the details regarding the number of Canopy Shares to be issued upon exercise of outstanding Options, RSUs and PSUs and the weighted average exercise price of the outstanding Options in connection with the Prior Omnibus Incentive Plan (as defined below) and the Omnibus Incentive Plan as of March 31, 2026:
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(1)
Equity compensation plans approved by security holders(2)	5,666,473(3)	$3.00	36,540,350
Equity compensation plans not approved by security holders	-	-	-
Total	5,666,473	$3.00	36,540,350
Notes:
(1)
Based on the maximum number of Canopy Shares available for issuance under the Omnibus Incentive Plan, being 42,206,823 Canopy Shares, or 10% of the 422,068,225 outstanding Canopy Shares as of March 31, 2026.

(2)
The maximum number of Canopy Shares issuable from treasury pursuant to awards under the Prior Omnibus Incentive Plan and the Omnibus Incentive Plan cannot exceed 10% of the total outstanding Shares from time to time.

(3)
Represents the number of Canopy Shares reserved for issuance upon the exercise or vesting, as applicable, of the denoted outstanding Options, RSUs and PSUs issued pursuant to the Prior Omnibus Incentive Plan and the Omnibus Incentive Plan.

Securities Outstanding under Equity Compensation Plans
The following table sets forth the details regarding the number of Canopy Shares reserved for issuance under awards currently outstanding pursuant to the Prior Omnibus Incentive Plan and the Omnibus Incentive Plan as of March 31, 2026:
Compensation Security	Number of Canopy Shares Reserved for Issuance and Percentage of Outstanding Canopy Shares as of March 31, 2026(1)
Options	2,743,855 (0.6%)
RSUs	2,922,618 (0.7%)
PSUs	- (0.0%)
Total	5,666,473 (1.3%)
Notes:
(1)
Percentages based on 422,068,225 issued and outstanding Canopy Shares as of March 31, 2026.

To date, no deferred stock units, restricted stock or stock appreciation rights have been issued pursuant to the Prior Omnibus Incentive Plan and the Omnibus Incentive Plan.
Burn Rate
The “burn rate” (calculated by dividing the number of awards granted under the Company’s prior Amended and Restated Omnibus Incentive Plan (the “Prior Omnibus Incentive Plan”) during the applicable year, by the weighted average number of securities outstanding for the applicable fiscal year) for the Prior Omnibus Incentive Plan was 0% in Fiscal 2026 and Fiscal 2025 and 5.2% in Fiscal 2024. The burn rate for PSUs under the Prior Omnibus Incentive Plan is equal to the maximum number of Shares subject to the PSU awards, assuming a 100% payout of the PSUs. The weighted average number of Shares outstanding used in calculating the “burn rate” as of March 31, 2026, March 31, 2025 and March 31, 2024, was 298,043,044, 107,553,729 and 74,787,521, respectively.
The “burn rate” (calculated by dividing the number of awards granted under the Omnibus Incentive Plan during the applicable year, by the weighted average number of securities outstanding for the applicable fiscal year) for the Omnibus Incentive Plan was 2.3% in Fiscal 2026, 1.7% in Fiscal 2025 and 0.1% in Fiscal 2024. The weighted average number of Shares outstanding used in calculating such “burn rate” as of March 31, 2026, March 31, 2025 and March 31, 2024, was 298,043,044, 107,553,729 and 74,787,521, respectively.
Terms of the Omnibus Incentive Plan
The Omnibus Incentive Plan is administered by the Board, unless the administration of the Omnibus Incentive Plan has been delegated by the Board to a committee or sub-delegated in accordance with the terms of the Omnibus Incentive Plan. The Board has delegated to the authority to administer the Omnibus Incentive Plan to the CGCN Committee (the “Plan Administrator”), and the Plan Administrator has sole and complete authority, in its discretion, to: (a) determine the individuals to whom grants under the Omnibus Incentive Plan may be made; (b) make grants of Options, RSUs, DSUs or share-based awards (collectively, the “Omnibus Incentive Plan Awards”, together with the Prior Awards (as defined below), the “Awards”) under the Omnibus Incentive Plan relating to the issuance of Shares (including any combination of Options, RSUs or DSUs); (c) establish the form or forms of Omnibus Incentive Plan Award agreements (an “Award Agreement”); (d) cancel, amend, adjust or otherwise change any Omnibus Incentive Plan Award under such circumstances as the Plan Administrator may consider appropriate in accordance with the provisions of the Omnibus Incentive Plan; (e) construe and interpret the Omnibus Incentive Plan and all Award Agreements; (f) adopt, amend, prescribe and rescind administrative guidelines and other rules and regulations relating to the Omnibus Incentive Plan; and (g) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Omnibus Incentive Plan. As of March 31, 2026, there were an aggregate of 36,540,350 Shares (representing approximately 8.7% of the issued and outstanding Shares) that were available for future grants based on the issued and outstanding Shares as of March 31, 2026.
Shares Subject to the Omnibus Incentive Plan
The Omnibus Incentive Plan, which is a “rolling” plan, provides that the aggregate number of Shares reserved for issuance from treasury pursuant to Omnibus Incentive Plan Awards granted under the Omnibus Incentive Plan may not exceed 10% of the Company’s total issued and outstanding Shares from time to time (including Shares reserved for issuance in respect of 400,191 Prior Awards outstanding under the Prior Omnibus Incentive Plan and in respect of any other Security Based Compensation Arrangement (as defined in the Omnibus Incentive Plan)), such number being [•], in each case, as of the date of this Proxy Statement. The Omnibus Incentive Plan is considered an “evergreen” plan, since the Shares covered by Omnibus Incentive Plan Awards which have been settled, exercised or terminated will be available for subsequent grants under the Omnibus Incentive Plan and the number of Omnibus Incentive Plan Awards available to grant increases as the number of issued and outstanding Shares increases. Pursuant to Section 613 of the TSX Company Manual, unallocated options, rights or other entitlements under a security-based compensation arrangement which does not have a fixed maximum aggregate number of securities issuable must be approved by a majority of an issuer’s directors and by an issuer’s shareholders every three years and was previously approved by Shareholders on September 25, 2023.
Insider Participation Limit
The Omnibus Incentive Plan provides that the aggregate number of Shares: (a) issuable to Insiders (as defined in the Omnibus Incentive Plan) at any time, under all of the Company’s Security Based Compensation Arrangements, may not exceed 10% of the Company’s issued and outstanding Shares; and (b) issued to Insiders within any one-year period, under all of the Company’s Security Based Compensation Arrangements, may not exceed 10% of the Company’s issued and outstanding Shares.
Eligibility
All directors, employees and consultants will be eligible to participate in the Omnibus Incentive Plan, subject to certain limitations. Participation in the Omnibus Incentive Plan will be voluntary and eligibility to participate will not confer upon any director, employee or consultant any right to receive any grant of an Omnibus Incentive Plan Award pursuant to the Omnibus Incentive Plan. The extent to which any director, employee or consultant is entitled to receive a grant of an Omnibus Incentive Plan Award pursuant to the Omnibus Incentive Plan will be determined in the sole and absolute discretion of the Plan Administrator.

Types of Omnibus Incentive Plan Awards; Non-Transferability
Options, RSUs, DSUs and Share-Based Awards may be granted pursuant to the Omnibus Incentive Plan, as further summarized below. All of the Omnibus Incentive Plan Awards described below are subject to the conditions, limitations, restrictions, exercise price, vesting, settlement, and forfeiture provisions determined by the Plan Administrator, in its sole discretion, subject to such limitations provided in the Omnibus Incentive Plan and will generally be evidenced by an Award Agreement. In addition, subject to the limitations provided in the Omnibus Incentive Plan and in accordance with applicable law, the Plan Administrator may accelerate or defer the vesting or payment of Omnibus Incentive Plan Awards, cancel, or modify outstanding Omnibus Incentive Plan Awards, and waive any condition imposed with respect to Omnibus Incentive Plan Awards or Shares issued pursuant to Omnibus Incentive Plan Awards.
Except as permitted by the Plan Administrator and to the extent that certain rights may pass to a beneficiary or legal representative upon death of a Participant (as such term is defined in the Omnibus Incentive Plan), by will or as required by law, no assignment or transfer of Omnibus Incentive Plan Awards, whether voluntary, involuntary, by operation of law or otherwise, will vest any interest or right in such Omnibus Incentive Plan Awards whatsoever in the assignee or transferee and immediately upon assignment or transfer, or any attempt to make the same, such Omnibus Incentive Plan Awards will terminate and be of no further force or effect.
Options
The Omnibus Incentive Plan provides that the Plan Administrator may, from time to time, subject to the provisions of the Omnibus Incentive Plan and such other terms and conditions as the Plan Administrator may prescribe, grant Options to any Participant. The terms and conditions of each Option grant will be evidenced by an Award Agreement. The Plan Administrator will establish the exercise price at the time each Option is granted, which exercise price must in all cases be not less than (a) if the Shares are trading on a U.S. stock exchange, the higher of (i) the volume weighted average trading price of Shares on such U.S. stock exchange for the five trading days ending on the last trading day immediately prior to the applicable date or (ii) the closing price of Shares on the U.S. stock exchange on the applicable date, and if such applicable date is not a trading day, the last market trading day prior to such date; (b) if the Shares are not trading on a U.S. stock exchange, but are listed on a Canadian stock exchange, the higher of (i) the volume weighted average trading price of the Shares on the Canadian stock exchange for the five trading days ending on the last trading day immediately prior to the applicable date or (ii) the closing price of the Shares on the Canadian stock exchange on the applicable date, and if such applicable date is not a trading day, the last market trading day prior to such date; (c) if the Shares are only listed on an over-the-counter market and sales prices are regularly reported for the Shares, the closing or, if not applicable, the last price of the Shares on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; provided that if sales prices are not regularly reported on such over-the-counter market, the mean between the bid and the asked price for the Shares on the close of trading in the over-the-counter market for the most recent trading day on which the Shares were traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; (d) if the Shares are neither listed on a U.S. stock exchange nor a Canadian stock exchange nor traded in the over-the-counter market, such value as the Plan Administrator, in good faith, shall determine in compliance with applicable laws (for the purposes of this section, the “Fair Market Value”). Subject to any accelerated termination as set forth in the Omnibus Incentive Plan, each Option will expire on the expiry date specified in the Award Agreement (which may not be later than the tenth anniversary of the date of grant) or, if not so specified, the tenth anniversary of the date of grant. The Plan Administrator will have the authority to determine the vesting terms applicable to grants of Options. Once an Option becomes vested, it will remain vested and will be exercisable until expiration or termination of the Option, unless otherwise specified by the Plan Administrator, or as may be otherwise set forth in any written employment agreement, Award Agreement or other written agreement between the Company or a Related Entity (as defined in the Omnibus Incentive Plan) and the Participant. Each vested Option may be exercised at any time or from time to time, in whole or in part, for up to the total number of Shares with respect to which it is then exercisable. The Plan Administrator has the right to accelerate the date upon which any Option becomes exercisable. The Plan Administrator may provide at the time of granting an Option that the exercise of that Option is subject to restrictions, in addition to those specified in the Omnibus Incentive

Plan, such as vesting conditions relating to the attainment of specified Performance Goals (as defined in the Omnibus Incentive Plan).
Unless otherwise specified by the Plan Administrator at the time of granting an Option and set forth in the particular Award Agreement, the exercise notice must be accompanied by payment of the exercise price. Unless otherwise specified by the Plan Administrator and set forth in the particular Award Agreement, a Participant may, but only if permitted by the Plan Administrator, in lieu of exercising an Option pursuant to an exercise notice, elect to surrender such Option to the Company (a “Cashless Exercise”) in consideration for an amount from the Company equal to: (i) the Fair Market Value of the Shares issuable on the exercise of such Option (or portion thereof) as of the date such Option (or portion thereof) is exercised, less (ii) the aggregate exercise price of the Option (or portion thereof) surrendered relating to such Shares (the “In-the-Money Amount”), by written notice to the Company indicating the number of Options such participant wishes to exercise using the Cashless Exercise, and such other information that the Company may require. Subject to the provisions of the Omnibus Incentive Plan, the Company will satisfy payment of the In-the-Money Amount by delivering to the Participant such number of Shares (rounded down to the nearest whole number) having a fair market value equal to the In-the-Money Amount.
Restricted Share Units (RSUs)
The Omnibus Incentive Plan provides that the Plan Administrator may, from time to time, subject to the provisions of the Omnibus Incentive Plan and such other terms and conditions as the Plan Administrator may prescribe, grant RSUs to any Participant, including in respect of a bonus or similar payment in respect of services rendered by the applicable Participant in a taxation year. The terms and conditions of each RSU grant will be evidenced by an Award Agreement. Each RSU will consist of a right to receive a Share upon the settlement of such RSU.
The number of RSUs (including fractional RSUs) granted in respect of a bonus or similar payment at any particular time pursuant to the terms of the Omnibus Incentive Plan will be calculated by dividing: (i) the amount of any bonus or similar payment that is to be paid in RSUs, as determined by the Plan Administrator, by (ii) the greater of (A) the Fair Market Value of a Share on the date of grant; and (B) such amount as determined by the Plan Administrator in its sole discretion. Subject to the conditions in the Omnibus Incentive Plan, the Plan Administrator will have the authority to determine any vesting terms applicable to the grant of RSUs, including vesting conditions relating to the attainment of specified Performance Goals.
Subject to the terms of the Omnibus Incentive Plan and except as otherwise provided in an Award Agreement, on the settlement date for any RSU, the Participant will redeem each vested RSU for one fully paid and non-assessable Share issued from treasury to the Participant. The Plan Administrator will have the sole authority to determine any other settlement terms applicable to the grant of RSUs. However, the settlement date for any RSU will occur no later than December 31st of the fifth calendar year following the calendar year in which the date of grant occurred in respect of the corresponding Award Agreement.
Deferred Share Units (DSUs)
The Omnibus Incentive Plan provides that a portion of the Director Fees (as defined in the Omnibus Incentive Plan) may be payable in the form of DSUs. In addition, each Electing Person (as defined in the Omnibus Incentive Plan) will be given, subject to the conditions stated in the Omnibus Incentive Plan, the right to elect to participate in the grant of additional DSUs. An Electing Person who elects to participate in the grant of additional DSUs will receive their Elected Amount, being an amount, as elected by the Director (as defined in the Omnibus Incentive Plan), in accordance with applicable tax law, between 0% and 100% of any Director Fees that would otherwise be paid in cash, in the form of DSUs. Each Electing Person who elects to receive their Elected Amount in the form of DSUs will be required to file an Election Notice (as defined in the Omnibus Incentive Plan) with the CFO of the Company: (i) in the case of an existing Electing Person, by December 31st in the year prior to the year to which such election is to apply; and (ii) in the case of a newly appointed Electing Person who is not a U.S. Taxpayer (as defined in the Omnibus Incentive Plan), within 30 days of such appointment with respect to compensation paid for services to be performed after such date.
The number of DSUs (including fractional DSUs) granted at any particular time pursuant to the terms of the Omnibus Incentive Plan will be calculated by dividing: (i) the amount of Director Fees that are to be paid as DSUs, as determined by the Plan Administrator or Director Fees that are to be paid in DSUs (including any Elected Amount), by (ii) the Fair Market Value of a Share on the date of grant. In addition to the foregoing, the Plan Administrator may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Plan Administrator may prescribe, grant DSUs to any Participant. Except as otherwise determined by the Plan Administrator or as set forth in the particular Award Agreement, DSUs will vest immediately upon grant.
On the settlement date for any DSU, the Participant will redeem each vested DSU for: (i) one fully paid and non-assessable Share issued from treasury to the Participant or as the Participant may direct; or (ii) at the election of the Participant and subject to the approval of the Plan Administrator, a cash payment. Any cash payments made pursuant to the terms of the Omnibus Incentive Plan by the Corporation to a Participant in respect of DSUs to be redeemed for cash will be calculated by multiplying the number of DSUs to be redeemed for cash by the Fair Market Value per Share as at the settlement date.
Share-Based Awards
The Omnibus Incentive Plan provides that the Plan Administrator may grant other types of equity-based or equity-related Omnibus Incentive Plan Awards (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, including, but not limited to, being subject to performance criteria, or in satisfaction of such obligations, as the Plan Administrator may determine. Such awards may involve the issuance of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. To the extent an Omnibus Incentive Plan Award is settled in cash, settlement must occur no later than December 31 of the third calendar year following the calendar year in which the date of grant occurs in respect of the relevant Award Agreement.
Dividend Equivalents
The Omnibus Incentive Plan provides that unless otherwise determined by the Plan Administrator or as set forth in the particular Award Agreement, an award of RSUs and DSUs will include the right for such RSUs and DSUs to be credited with dividend equivalents in the form of additional RSUs and DSUs, respectively, as of each dividend payment date in respect of which normal cash dividends are paid on Shares. Such dividend equivalents will be computed by dividing: (i) the amount obtained by multiplying the amount of the dividend declared and paid per Share by the number of RSUs and DSUs, as applicable, held by the Participant on the record date for the payment of such dividend, by (ii) the Fair Market Value at the close of the first business day immediately following the dividend record date, with fractions computed to three decimal places. Dividend equivalents credited to a Participant’s account will vest in proportion to the RSUs and DSUs to which they relate and will be settled in accordance with the terms of the Omnibus Incentive Plan.
Blackout Periods
Pursuant to the terms of the Omnibus Incentive Plan, in the event an Omnibus Incentive Plan Award expires or vests at a time when a scheduled blackout is in place or an undisclosed material change or material fact in the affairs of the Company exists, the expiry or settlement of such award will be delayed (in a manner and to the extent such delay complies with Section 409A of the Revenue Code (as defined below) with respect to any U.S. Taxpayer) until the earlier of: (i) the date that is two business days after which such scheduled blackout terminates; or (ii) there is no longer such undisclosed material change or material fact.
Termination of Employment or Services
Subject to the terms of the Omnibus Incentive Plan, unless otherwise determined by the Plan Administrator or as set forth in an employment agreement, Award Agreement or other written agreement:
(a)
where a Participant’s employment, consulting agreement or arrangement is terminated by the Company or a Related Entity for Cause (as defined in the Omnibus Incentive Plan), then any Option or other Omnibus Incentive Plan Award held by the Participant that has not been exercised, surrendered or settled as of the Termination Date (as defined in the Omnibus Incentive Plan) shall be immediately forfeited and cancelled as of the Termination Date;

(b)
where a Participant’s employment, consulting agreement or arrangement is terminated by the Company or a Related Entity without Cause (whether such termination occurs with or without any or adequate reasonable notice, or with or without any or adequate compensation in lieu of such reasonable notice), or by reason of resignation by the Participant, or on account of his or her becoming Disabled (as defined in the Omnibus Incentive Plan), or by reason of the death of the Participant, there will be no further vesting of any unvested Options or other Omnibus Incentive Plan Awards after the Termination Date. Any vested Options may be exercised by the Participant at any time during the period that terminates on the earlier of: (A) the expiry date of such Option; and (B) the date that is three months after the Termination Date. If an Option remains unexercised upon the earlier of (A) or (B), the Option will be immediately forfeited and cancelled for no consideration upon the termination of such period. In the case of a vested Omnibus Incentive Plan Award other than an Option, that is held by a Participant who is not a U.S. Taxpayer, such Omnibus Incentive Plan Award will be settled within 90 days after the Termination Date. In the case of vested Omnibus Incentive Plan Awards of a U.S. Taxpayer, vested RSUs will be settled within 90 days after the Termination Date, vested DSUs will be settled in accordance with the Participant’s DSU Election Notice (as defined in the Omnibus Incentive Plan), provided that in all cases such RSUs will be settled by March 15th of the year following the year of the applicable vesting event;

(c)
a Participant’s eligibility to receive further grants of Options or other Omnibus Incentive Plan Awards ceases as of:

(i)
the Termination Date; or

(ii)
the date of the death of the Participant;

(d)
unless the Plan Administrator, in its discretion, otherwise determines, at any time and from time to time, Options or other Omnibus Incentive Plan Awards will not be affected by a change of employment or consulting agreement or arrangement, a directorship within or among the Company or a Related Entity for so long as the Participant continues to be a Director, Employee or Consultant (as such terms are defined in the Omnibus Incentive Plan), as applicable, of the Company or a Related Entity; and

(e)
except as otherwise provided in an applicable Award Agreement or employment agreement, and notwithstanding any other provision of the Omnibus Incentive Plan, in the case of an Omnibus Incentive Plan Awards (other than an Option or DSU) that is granted to a U.S. Taxpayer and that becomes vested (in whole or in part) pursuant to the terms of the Omnibus Incentive Plan upon the Participant’s Termination Date, such Omnibus Incentive Plan Award will, subject to the terms of the Omnibus Incentive Plan, be settled as soon as administratively practicable following the Participant’s Termination Date but in no event later than 90 days following the Participant’s Termination Date, provided that if such Omnibus Incentive Plan Award is an RSU, settlement will occur no later than March 15th of the year following the year of the applicable vesting event.

Change in Control
The Omnibus Incentive Plan provides that except as may be set forth in an employment agreement, Award Agreement or other written agreement between the Company or a Related Entity and a Participant:
(a)
Subject to the terms and conditions in the Omnibus Incentive Plan, the Plan Administrator may, without the consent of any Participant, take such steps as it deems necessary or desirable, including to cause: (i) the conversion or exchange of any outstanding Omnibus Incentive Plan Awards into or for, rights or other securities of substantially equivalent value, as determined by the Plan Administrator in its discretion, in any entity participating in or resulting from a Change in Control (as defined below), (ii) outstanding Omnibus Incentive Plan Awards to vest and become exercisable, realizable, or payable, or restrictions applicable to an Omnibus Incentive Plan Award to lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Plan Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control, (iii) the termination of an Omnibus Incentive Plan Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise or settlement of such Omnibus Incentive Plan Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Plan Administrator determines in good faith that no amount would have been attained upon the exercise or settlement of such Omnibus Incentive Plan Award or realization of the Participant’s rights, then such Omnibus Incentive Plan Award may be terminated by the Company without payment), (iv) the replacement of such Omnibus Incentive Plan Award with other rights or property selected by the Board in its sole discretion where such replacement would not adversely affect the holder, or (v) any combination of the foregoing. The Plan Administrator will not be required to treat all Omnibus Incentive Plan Awards similarly in the transaction.
(b)
If the Participant is an executive officer or director of the Company, within 18 months following the completion of a transaction resulting in a Change in Control, a Participant’s employment or directorship is terminated by the Company or a Related Entity without Cause:

(i)
any unvested Omnibus Incentive Plan Awards held by such Participant at the Termination Date shall immediately vest, with any Omnibus Incentive Plan Awards that vest based on Performance Goals vesting at their specified level of attainment; and

(ii)
any vested Omnibus Incentive Plan Awards of such Participants may be exercised, surrendered or settled by such Participant at any time during the period that terminates on the earlier of: (A) the expiry date of such Omnibus Incentive Plan Award; and (B) the date that is three months after the Termination Date, provided that any vested Omnibus Incentive Plan Awards (other than Options) granted to U.S. Taxpayers will be settled within 90 days of the Participant’s Termination Date, provided that if such Omnibus Incentive Plan Award is an RSU, settlement will occur no later than March 15th of the year following the year of the applicable vesting event. Any Omnibus Incentive Plan Award that has not been exercised, surrendered or settled at the end of such period will be immediately forfeited and cancelled.

(c)
Unless otherwise determined by the Plan Administrator, if, as a result of a Change in Control, the Shares will cease trading on the U.S. stock exchange, the Canadian stock exchange or any other exchange upon which the Shares may then be listed, then the Company may terminate all of the Omnibus Incentive Plan Awards, other than an Option held by a Canadian Taxpayer (as defined in the Omnibus Incentive Plan) for the purposes of the Income Tax Act (Canada), granted under the Omnibus Incentive Plan at the time of and subject to the completion of the Change in Control transaction by paying to each holder at or within a reasonable period of time following completion of such Change in Control transaction an amount for each Omnibus Incentive Plan Award equal to the fair market value of the Omnibus Incentive Plan Award held by such Participant as determined by the Plan Administrator, acting reasonably, provided that any vested Omnibus Incentive Plan Awards granted to U.S. Taxpayers will be settled within 90 days of the Change in Control.

For purposes of the Omnibus Incentive Plan, “Change in Control” means the occurrence of: (i) any individual, entity or group of individuals or entities acting jointly or in concert (other than the Company, its affiliates or an employee benefit plan or trust maintained by the Company or its affiliates, or any company owned, directly or indirectly, by the Shareholders in substantially the same proportions as their ownership of Shares) acquiring beneficial ownership, directly or indirectly, of more than 50% of the combined voting power of the Company’s then outstanding securities (excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (ii) of this definition; (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power or the total fair market value of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in clause (i) of this definition) acquires more than 50% of the combined voting power of the Company’s then outstanding securities will not constitute a Change in Control; or (iii) a complete liquidation or dissolution of the Company or the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company, other than such liquidation, sale or disposition to a person or persons who beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding voting securities of the Company at the time of the sale). Notwithstanding the foregoing, with respect to any Omnibus Incentive Plan Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Revenue Code, an event will not be considered to be a Change in Control under the Omnibus Incentive Plan for purposes of payment of such Omnibus Incentive Plan Award unless such event constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s within the meaning of Section 409A of the Revenue Code.
Amendments, Suspension or Termination of the Omnibus Incentive Plan
The Omnibus Incentive Plan will terminate on June 20, 2033, the date which is ten years from the date of its adoption by the Board. The Omnibus Incentive Plan may be terminated at an earlier date by vote of the Shareholders or the Board; provided, however, that any such earlier termination will not affect any Award Agreements executed prior to the effective date of such termination. Termination of the Omnibus Incentive Plan will not affect any Omnibus Incentive Plan Awards theretofore granted. The Plan Administrator may from time to time, without notice, or upon notice in accordance with and limited to any applicable Employment Standards (as defined in the Omnibus Incentive Plan), and without approval of the Shareholders of the Company, amend, modify, change, suspend or terminate the Omnibus Incentive Plan or any Omnibus Incentive Plan Awards granted pursuant to the Omnibus Incentive Plan as it, in its discretion determines appropriate, provided, however, that:
(a)
no such amendment, modification, change, suspension or termination of the Omnibus Incentive Plan or any Omnibus Incentive Plan Awards granted thereunder may materially impair any rights of a Participant or materially increase any obligations of a Participant under the Omnibus Incentive Plan without the consent of the Participant, unless the Plan Administrator determines such adjustment is required or desirable in order to comply with any requirements under applicable securities laws or any requirements of the U.S. stock exchange or the Canadian stock exchange; and

(b)
any amendment that would cause an Omnibus Incentive Plan Award held by a U.S. Taxpayer to be subject to income inclusion under Section 409A of the Revenue Code will be null and void ab initio with respect to the U.S. Taxpayer unless the consent of the U.S. Taxpayer is obtained.

Amendments Requiring Shareholder Approval
The Omnibus Incentive Plan provides that Shareholder approval will be required for any amendment, modification or change that:
(a)
reduces the exercise price or purchase price of an Omnibus Incentive Plan Award benefiting an Insider of the Company;

(b)
extends the term of an Omnibus Incentive Plan Award benefiting an Insider of the Company;

(c)
increases the percentage or number of Shares reserved for issuance under the Omnibus Incentive Plan, except pursuant to the provisions under Article 10 of the Omnibus Incentive Plan, which permit the Plan Administrator to make equitable adjustments in the event of transactions affecting the Company or its capital;

(d)
increases or removes the 10% limits on Shares issuable or issued to Insiders;

(e)
reduces the exercise price of an Option award (for this purpose, a cancellation or termination of an Option award of a Participant prior to its expiry date for the purpose of reissuing an Option Award to the same Participant with a lower exercise price or any other action that is treated as a repricing under generally accepted accounting principles will be treated as an amendment to reduce the exercise price of an Option award), except pursuant to the provisions of the Omnibus Incentive Plan, which permit the Plan Administrator to make equitable adjustments in the event of transactions affecting the Company or its capital;
(f)
extends the term of an Option award beyond the original expiry date (except where an expiry date would have fallen within a blackout period applicable to the Participant or within 10 business days following the expiry of such a blackout period);

(g)
permits an Option award to be exercisable beyond 10 years from its date of grant (except where an expiry date would have fallen within a blackout period of the Company);

(h)
permits Omnibus Incentive Plan Awards to be transferred to a person in circumstances other than those specified under Section 3.9 of the Omnibus Incentive Plan (Non-Transferability of Awards);

(i)
changes the eligible participants of the Omnibus Incentive Plan; or

(j)
deletes or reduces the range of amendments which require approval of Shareholders under Section 12.2 of the Omnibus Incentive Plan (Shareholder Approval).

Permitted Amendments
The Omnibus Incentive Plan provides that the Plan Administrator may, without Shareholder approval, at any time or from time to time, amend the Omnibus Incentive Plan for the purposes of:
(a)
making any amendments to the general vesting provisions of each Omnibus Incentive Plan Award;

(b)
making any amendments to the provisions set out in Article 9 of the Omnibus Incentive Plan (Termination of Employment or Services);

(c)
making any amendments to add covenants of the Company for the protection of Participants, as the case may be, provided that the Plan Administrator shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Participants, as the case may be;

(d)
making any amendments not inconsistent with the Omnibus Incentive Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Plan Administrator, having in mind the best interests of the Participants, it may be expedient to make, including amendments that are desirable as a result of changes in law in any jurisdiction where a Participant resides, provided that the Plan Administrator shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Participants; or

(e)
making such changes or corrections which, on the advice of counsel to the Company, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Plan Administrator shall be of the opinion that such changes or corrections will not be prejudicial to the rights and interests of the Participants.

Terms of the Prior Omnibus Incentive Plan
The following brief description of the material features of the Prior Omnibus Incentive Plan is qualified in its entirety by reference to the terms of the Prior Omnibus Incentive Plan. Pursuant to the Prior Omnibus Incentive Plan, the Company may issue Share-based long-term incentives. Any employee, officer, director, consultant or, subject to applicable securities laws, other advisor of, or any other individual who provides services to, the Company and/or its affiliates (“Company Personnel”), is eligible to receive awards of Options, stock appreciation rights (“Stock Appreciation Rights”), RSUs, DSUs, annual or long-term Performance Awards (as defined in the Prior Omnibus Incentive Plan) or other stock-based award under the Prior Omnibus Incentive Plan (collectively, the “Prior Awards”).

Following the Omnibus Incentive Plan becoming effective and as of March 31, 2024, there were nil Shares reserved for future grants pursuant to the Prior Omnibus Incentive Plan.
The purpose of the Prior Omnibus Incentive Plan is to attract, retain and reward those employees, directors and other individuals who are expected to contribute significantly to the success of the Company and its affiliates, to incentivize such individuals to perform at the highest level, to strengthen the mutuality of interests between such individuals and the Company’s Shareholders and, in general, to further the best interests of the Company and its Shareholders.
The Prior Omnibus Incentive Plan is administered by the CGCN Committee; provided, however, with respect to any decision relating to an officer or director who is required to file reports pursuant to Section 16a-3 of the Exchange Act, any decision must be made solely by two or more members of the Board who are “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act.
Pursuant to Section 613 of the TSX Company Manual, unallocated options, rights or other entitlements under a security-based compensation arrangement which does not have a fixed maximum aggregate number of securities issuable must be approved by a majority of an issuer’s directors and by an issuer’s shareholders every three years and was previously approved by Shareholders on September 21, 2020; however, since the Company does not intend to issue any additional Prior Awards under the Prior Omnibus Incentive Plan, such shareholder approval will not be required in connection with the Prior Omnibus Incentive Plan. Except as may be permitted by the CGCN Committee, as specifically provided in an agreement granting a Prior Award or as otherwise specifically provided by law, no Prior Award or other benefit payable under the Prior Omnibus Incentive Plan is transferable in any manner other than by will or the law of descent.
Shares Available for Prior Awards; Participation Limitations
The maximum number of Shares available for issuance under the Prior Omnibus Incentive Plan may not exceed 10% of the issued and outstanding Shares, from time to time, when taken together with all other Security Based Compensation Arrangements (as defined in the Prior Omnibus Incentive Plan) of the Company. The Omnibus Incentive Plan is the Company’s only other Security Based Compensation Arrangement in Fiscal 2026; however, since the effectiveness of the Omnibus Incentive Plan, the Company has not and does not intend to grant any additional Prior Awards pursuant to the Prior Omnibus Incentive Plan. Prior to the Omnibus Incentive Plan becoming effective, if any Option, Stock Appreciation Right or other stock-based Awards granted under the Prior Omnibus Incentive Plan expired, terminated or was canceled for any reason without having been exercised in full, the number of Shares underlying any unexercised Prior Award would have again been available for the purpose of Prior Awards under the Prior Omnibus Incentive Plan.
The maximum number of Shares issuable pursuant to Prior Awards that may have been granted to a single participant under the Prior Omnibus Incentive Plan during any fiscal year is 1,000,000 Shares. In addition, the maximum number of Shares issuable to insiders under all Security Based Compensation Arrangements, at any time, may not exceed 10% of the issued and outstanding Shares. Within any one-year period, the number of Shares issued to insiders under all Security Based Compensation Arrangements also may not exceed 10% of the issued and outstanding Shares.
The maximum equity value of Options granted to a non-employee director within a one-year period may not exceed C$100,000 (or approximately US$79,760) and the maximum aggregate equity value of all Prior Awards that are eligible to be settled in Shares granted to a non-employee director within a one-year period pursuant to all Security Based Compensation Arrangements may not exceed C$150,000 (or approximately US$119,640).
In the event that a participant holds 20% or more of the issued and outstanding Shares, such participant may only have been granted Prior Awards that could be settled in cash. In addition, if the settlement of a Prior Award in Shares would cause the participant to hold 20% or more of the issued and outstanding Shares, such participant may only have been granted Prior Awards that could be settled in cash.
Change in Control
Subject to certain exceptions set out in the Prior Omnibus Incentive Plan, the occurrence of a Change in Control (as defined below) will not result in the vesting of unvested Prior Awards nor the lapse of any period of restriction pertaining to any restricted stock or RSUs (“Unvested Awards”). Subject to the CGCN Committee reasonably determining otherwise, for the period of 24 months following a Change in Control, where a participant is terminated for any reason, other than for cause: (i) any Unvested Awards as at the date of such termination will be deemed to have vested, and any period of restriction will be deemed to have lapsed, as at the date of such termination and will become payable as at the date of termination; and (ii) the level of achievement of performance goals for any Unvested Awards that are deemed to have vested pursuant to (i) above, will be based on the actual performance achieved at the end of the applicable period immediately prior to the date of termination.
For purposes of the Prior Omnibus Incentive Plan, “Change in Control” means the occurrence of: (i) any individual, entity or group of individuals or entities acting jointly or in concert (other than the Company, its affiliates or an employee benefit plan or trust maintained by the Company or its affiliates, or any company owned, directly or indirectly, by the Shareholders in substantially the same proportions as their ownership of Shares) acquiring beneficial ownership, directly or indirectly, of more than 50% of the combined voting power of the Company’s then outstanding securities (excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (ii); (ii) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or any parent thereof) more than 30% of the combined voting power or the total fair market value of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in clause (i) of this definition) acquires more than 50% of the combined voting power of the Company’s then outstanding securities will not constitute a Change in Control; or (iii) a complete liquidation or dissolution of the Company or the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company, other than such liquidation, sale or disposition to a person or persons who beneficially own, directly or indirectly, more than 30% of the combined voting power of the outstanding voting securities of the Company at the time of the sale). Notwithstanding the foregoing, with respect to any Prior Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the US Internal Revenue Code of 1986, as amended from time to time (the “Revenue Code”), an event will not be considered to be a Change in Control under the Prior Omnibus Incentive Plan for purposes of payment of such Prior Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Revenue Code.
Termination
Except as otherwise provided by the CGCN Committee in an agreement granting a Prior Award, (i) if a participant resigns or is terminated, only the portion of the Options that have vested and are exercisable at the date of any such resignation or termination may be exercised by the participant during the period ending 90 days after the date of resignation or termination, as applicable, after which period all Options granted under the Prior Omnibus Incentive Plan expire; and (ii) any Options granted under the Prior Omnibus Incentive Plan, whether vested or unvested, will expire immediately upon the participant being terminated for cause.
Amendment
Unless required in accordance with the policies of the TSX, the Board may amend, alter, suspend, discontinue or terminate the Prior Omnibus Incentive Plan and any outstanding Prior Awards granted thereunder, in whole or in part, at any time without notice to or approval by the Shareholders, provided that all material amendments to the Prior Omnibus Incentive Plan require the prior approval of Shareholders. In particular, the following amendments to the Prior Omnibus Incentive Plan require the prior approval of Shareholders: (i) an increase in the maximum number of Shares that may be made the subject of Awards under the Prior Omnibus Incentive Plan; (ii) any adjustment (other than as set out in the Prior Omnibus Incentive Plan) or amendment that reduces or would have the effect of reducing the exercise price of an

Option or Stock Appreciation Right previously granted under the Prior Omnibus Incentive Plan, whether through amendment, cancellation or replacement grants, or other means (provided that, in such a case, insiders of the Company who benefit from such amendment are not eligible to vote their Shares in respect of the approval); (iii) an increase in the limits on Prior Awards that may be granted to any participant under the Prior Omnibus Incentive Plan; (iv) an extension of the term of an outstanding Option or Stock Appreciation Right granted under the Prior Omnibus Incentive Plan beyond the expiry date thereof; (v) permitting Options granted under the Prior Omnibus Incentive Plan to be transferrable other than for normal estate settlement purposes; and (vi) any amendment to the plan amendment provisions, subject to certain exceptions included in the Prior Omnibus Incentive Plan. The Nasdaq Rules have similar Shareholder approval requirements for material revisions to the Prior Omnibus Incentive Plan.
Options
The purchase price per Share under an Option granted under the Prior Omnibus Incentive Plan will be determined by the CGCN Committee; provided, however, that, subject to certain exceptions described in the Prior Omnibus Incentive Plan, such purchase price may not be less than 100% of the Fair Market Value (as defined in the Prior Omnibus Incentive Plan) of a Share on the date of grant of such Option. With the approval of the CGCN Committee, a participant may elect to exercise an Option granted under the Prior Omnibus Incentive Plan, in whole or in part, without payment of the aggregate Option price due on such exercise by electing to receive Shares equal in value to the difference between the Option price and the Fair Market Value on the date of exercise computed in accordance with the Prior Omnibus Incentive Plan.
Except as otherwise provided by the CGCN Committee in an agreement granting a Prior Award, Options granted under the Prior Omnibus Incentive Plan will vest over three-years on each anniversary of the date of the grant.
The term of each Option granted under the Prior Omnibus Incentive Plan will not exceed 10 years from the date of grant. Subject to certain exceptions set out in the Prior Omnibus Incentive Plan, if the term of an Option granted under the Prior Omnibus Incentive Plan would expire during, or within 10 business days of the expiration of a Blackout Period (as defined in the Prior Omnibus Incentive Plan), then the term of such Option will be extended to the close of business on the tenth business day following the expiration of the Blackout Period.
RSUs
Shares of restricted stock and RSUs granted under the Prior Omnibus Incentive Plan are subject to such restrictions as the CGCN Committee may impose (including, without limitation, any limitation on the right to receive any dividend or dividend equivalent or other rights). Such restrictions may lapse as the CGCN Committee may deem appropriate. No RSU granted under the Prior Omnibus Incentive Plan may vest later than three years after the date of grant. The CGCN Committee may in its discretion waive in whole or in part any or all restrictions with respect to Shares of restricted stock or RSUs granted under the Prior Omnibus Incentive Plan.
Performance Awards
The CGCN Committee was permitted to grant a Performance Award to a participant payable upon the attainment of specific performance goals. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant performance goals either in cash or in shares of restricted stock (based on the then current Fair Market Value of such Shares), as determined by the CGCN Committee.
Except as otherwise provided in an agreement granting a Prior Award, upon a participant’s termination, the Performance Award will vest or be forfeited in accordance with the terms and conditions established by the CGCN Committee at the time of the grant of the Performance Award.
The CGCN Committee may, at or after grant, due to such service, performance and/or such other factors or criteria, accelerate on a pro rata basis the vesting of all or any part of any Performance Award.
When Performance Awards become payable, a participant will be entitled to receive payment in cash, Shares of equivalent value, some combination thereof, or in any other form determined by the CGCN Committee at its sole discretion.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
Other than as disclosed in this Proxy Statement, no individual who is, or at any time during Fiscal 2026 was, a director or officer of the Company, a Nominee, or any associate of any one of the foregoing persons is, or at any time since the beginning of Fiscal 2026 has been, indebted to the Company or any of its subsidiaries (other than in respect of amounts which constitute routine indebtedness) or was indebted to another entity, where such indebtedness is, or was at any time since the beginning of Fiscal 2026, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries. For the purposes of this paragraph, “support agreement” includes, but is not limited to, an agreement to provide assistance in the maintenance or servicing of any indebtedness and an agreement to provide compensation for the purpose of maintaining or servicing any indebtedness of the borrower.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than as disclosed in this Proxy Statement, to the best of the Company’s knowledge, no director or executive officer of the Company or persons or companies who directly or indirectly beneficially own, or exercise control or direction over, more than 10% of any class of the Company’s outstanding voting securities, nor any associate or affiliate of the foregoing persons, has or has had any material interest, direct or indirect, in any transaction since the commencement of Fiscal 2026 or in any proposed transaction which has materially affected or will materially affect the Company.
MANAGEMENT CONTRACTS
The management functions of the Company are not, to any substantial degree, performed by a person or persons other than the Company’s directors or senior officers.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
We or one of our subsidiaries may occasionally enter into transactions with certain “related persons” as defined in Item 404 of Regulation S-K. Related persons include our executive officers, directors, director nominees, persons beneficially owning 5% or more of the Shares, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We generally refer to transactions with these related persons as “related person transactions”.
The CBI Group Investments
On April 14, 2023, Greenstar entered into an exchange agreement with the Company pursuant to which the Company agreed to purchase for cancellation the remaining C$100 million principal amount of senior notes of the Company due July 2023 (the “Canopy Notes”) held by Greenstar in exchange for: (i) a cash payment to Greenstar in the amount of unpaid and accrued interest owing under the Canopy Notes held by Greenstar; and (ii) a promissory note (the “CBI Note”) issued to Greenstar in the aggregate principal amount of C$100 million payable on December 31, 2024.
Approval of Exchangeable Shares and Related Matters
At a special meeting (the “Special Meeting”) of shareholders of the Company held on April 12, 2024, the Company’s shareholders passed a special resolution authorizing and approving an amendment to the Company’s Articles of Incorporation, as amended, in order to: (i) create and authorize the issuance of an unlimited number of a new class of non-voting and non-participating exchangeable shares (the “Exchangeable Shares”) and (ii) restate the rights of the Shares to provide for a conversion feature whereby each Share may at any time, at the option of the holder, be converted into one Exchangeable Share (the “Exchangeable Shares Resolution”).
On April 18, 2024, in connection with the approval of the Exchangeable Shares Resolution and the creation of the Exchangeable Shares, the Company entered into an Exchange Agreement (the “April 2024 Exchange Agreement”) with Greenstar, pursuant to which Greenstar converted approximately C$81.2 million of principal amount of the C$100 million principal amount CBI Note into 9,111,549 Exchangeable Shares

(the “Note Exchange”), calculated based on a price per Exchangeable Share equal to C$8.91. Pursuant to the terms of the April 2024 Exchange Agreement, all accrued and unpaid interest on the CBI Note together with the remaining principal amount of the CBI Note was cancelled and forgiven for no additional consideration by Greenstar. Following the closing of the Note Exchange, there is no outstanding balance owing under the CBI Note and the CBI Note has been cancelled.
Concurrently with the Note Exchange, Greenstar and CBG Holdings LLC (“CBG” and, together with Greenstar, the “CBG Group”), a wholly owned subsidiary of Constellation Brands, Inc., exchanged all 17,149,925 Canopy Shares they collectively held for 17,149,925 Exchangeable Shares (the “CBI Exchange”) for no consideration pursuant to the terms of the Company’s Articles of Incorporation, as amended in accordance with the Exchangeable Shares Resolution. As a result of the CBI Exchange and the Note Exchange, the CBG Group no longer holds any Canopy Shares and, as of June 11, 2026, the CBG Group held an aggregate of 26,261,474 Exchangeable Shares. Assuming the conversion of CBG Group’s Exchangeable Shares into Canopy Shares, CBG Group would own 5.9% of the outstanding Canopy Shares as of June 11, 2026.
Policy Regarding Related Person Transactions
The Board and the Audit Committee updated a written policy on May 28, 2025, which updated the prior policy adopted on June 20, 2023, providing that all related person transactions or series of similar transactions required to be disclosed pursuant to SEC Regulation S-K Item 404(a) must be presented to the Board for pre-approval or ratification. The policy requires each of our (i) directors or director nominees, (ii) executive officers, and (iii) security holders known by the Company to own of record or to beneficially own more than 5% of any class of our voting securities to notify the Chief Business Development & Corporate Affairs Officer (“CBCO”) promptly and, whenever possible, in advance of the occurrence of any potential related person transaction in which such person is directly or indirectly involved.
The CBCO is responsible for reviewing all potential related person transactions and taking reasonable steps to ensure that all related person transactions requiring disclosure under Item 404(a) of Regulation S-K are presented to the Audit Committee for pre-approval or ratification by members of the committee in their discretion at the committee’s next regularly scheduled meeting or, if deemed appropriate, by consent in lieu of a meeting. No director may engage in a vote to pre-approve or ratify any related person transaction in which he or she or any member of his or her immediate family has a material interest; provided, however, that such director must provide any information concerning such related person transaction that the Audit Committee may reasonably request. If a potential related person transaction involves the CBCO, the CFO would assume the responsibilities of the CBCO under the policy with respect to that transaction.
The Audit Committee may consider all factors it deems relevant when determining whether to approve or ratify a related person transaction. In the context of evaluating potential transactions, the Audit Committee may consider, among other factors, the nature of the transaction and the related person’s interest in the transaction, the size of the transaction, whether we are able to engage in a comparable transaction with an unaffiliated party on more favorable terms, the benefit of the transaction to the Company, and the impact of the transaction on the related person. Following the adoption of this policy, we are not aware of any related person transaction required to be reported under Regulation S-K Item 404(a) that has not been pre-approved or ratified pursuant to this policy.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board provides oversight to our financial reporting process through periodic meetings with our independent registered public accounting firm, internal auditors, and management. Our management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for issuing reports thereon. The Audit Committee, in carrying out its role, relies on our senior management and independent registered public accounting firm.
In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026 (the “2026 10-K”), the Audit Committee reviewed and discussed with our management and with PKF O’Connor Davies LLP (“PKFOD”), our independent registered public accounting firm for Fiscal 2026, our audited financial statements and related disclosures and PKFOD’s evaluation of our internal control over financial reporting. Also, the Audit Committee discussed with PKFOD the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
In addition, the Audit Committee has received the written disclosures and the letter from PKFOD required by applicable requirements of the PCAOB regarding PKFOD’s communications with the Audit Committee concerning independence. The Audit Committee also has discussed with PKFOD the independence of that firm as our independent registered public accounting firm. The Audit Committee has concluded that PKFOD’s provision of audit and non-audit services to us is compatible with PKFOD’s independence.
Based on the review and discussions described above, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in the 2026 10-K for filing with the SEC.
Respectfully submitted by the members of Audit Committee
Shan Atkins
David Lazzarato
Theresa Yanofsky
The foregoing Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act, or the Exchange Act that might incorporate by reference past or future filings, including this Proxy Statement, in whole or in part, the foregoing Audit Committee Report shall not be incorporated by reference into any such filings.

PRINCIPAL ACCOUNTANT FEES
The following table sets forth fees billed and expected to be billed to the Company by PKF O’Connor Davies, LLP (“PKFOD”) (the Company’s auditor) and its affiliates for the fiscal years ended March 31, 2026 and 2025.
	2026	2025
Audit Fees(1)	$2,300,000	$2,625,000
Audit-Related Fees(2)	-	-
Tax Fees(3)	-	-
All Other Fees(4)	-	-
Total	$2,300,000	$2,625,000
Notes:
(1)
“Audit Fees” refers to the aggregate fees billed and expected to be billed by PKFOD for audit services, including fees incurred in relation to quarterly reviews, procedures in connection with securities filings, and statutory audits.

(2)
“Audit-Related Fees” refers to the aggregate fees billed for assurance and related services by PKFOD that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under Audit Fees.

(3)
“Tax Fees” refers to the aggregate fees billed for the professional services rendered by PKFOD for tax compliance.

(4)
“All Other Fees” refers to fees for products and services provided by the principal accountant, other than the services reported in the above categories.

The Audit Committee’s policy is to pre-approve any and all audit services and permissible non-audit services to be performed by the Company’s independent registered public accounting firm. All fees and services described in the table above were pre-approved by the Audit Committee.

PROPOSAL NO. 2 – PKFOD RE-APPOINTMENT PROPOSAL
At the Meeting, Shareholders will be asked to approve a resolution re-appointing PKFOD to serve as the Company’s auditor and independent registered public accounting firm for Fiscal 2027, and to authorize the Board or any responsible committee thereof to fix PKFOD’s remuneration. On [•], 2026, the Audit Committee recommended to the Board that PKFOD be nominated for re-appointment by the Shareholders to serve as the Company’s independent auditors for Fiscal 2027, including to audit the consolidated financial statements of the Company as of and for the fiscal year ending March 31, 2027. The Audit Committee is satisfied that PKFOD meets the relevant independence requirements and is free from conflicts of interest that could impair their objectivity in conducting an audit of the Company. To the Company’s knowledge, representatives of PKFOD are expected to be present at the Meeting. PKFOD will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Required Vote
You may select “For” or “Withhold” with respect to the PKFOD Re-Appointment Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the PKFOD Re-Appointment Proposal.
THE BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE PKFOD RE-APPOINTMENT PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy form intend to vote “FOR” the PKFOD Re-Appointment Proposal.

PROPOSAL NO. 3 – SHARE CONSOLIDATION PROPOSAL
At the Meeting, Shareholders will be asked to consider and, if deemed advisable, to pass, with or without variation, the Share Consolidation Resolution, the full text of which is set out below, approving the amendment to the articles of the Company to provide that: (i) the authorized capital of the Company be altered by consolidating all of the issued and outstanding Shares and Exchangeable Shares on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation share for every five to fifteen outstanding pre-consolidation shares (the “Consolidation Range”) at any time prior to September 25, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), with the exact ratios to be set at a whole number within this range by the Board in its sole discretion and applicable for both the Shares and Exchangeable Shares (the “Share Consolidation”); and (ii) any fractional shares arising from the consolidation of the Shares and Exchangeable Shares will be deemed to have been tendered by its registered owner to the Company for cancellation for no consideration.
If the Share Consolidation Resolution is approved, the Share Consolidation would only be implemented, if at all, upon a determination by the Board that it is in the best interests of the Company and its Shareholders. The Board’s selection of the specific ratio will be based primarily on the price of the Shares at the given time and expected stability of that price.
If the Board does not implement the Share Consolidation within 12 months of the date of the Meeting, the authority granted by the Share Consolidation Resolution will lapse and be of no further force or effect.
The text of the Share Consolidation Resolution which Shareholders will be asked to pass as a special resolution at the Meeting is set out below:
“BE IT RESOLVED THAT:
1.
the articles of Canopy Growth Corporation (the “Company”) shall be amended to provide that: (i) the authorized capital of the Company is altered by consolidating all of the issued and outstanding common shares of the Company (the “Shares”) and exchangeable shares of the Company (the “Exchangeable Shares”) on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation Share for every five to fifteen outstanding pre-consolidation shares (the “Consolidation Range”) and the board of directors of the Company (the “Board”) be hereby authorized to determine the final consolidation ratio within such Consolidation Range, in its sole discretion, such amendment to become effective on such date and time the Board may determine within one year of the date hereof (the “Share Consolidation”); and (ii) any fractional shares arising from the consolidation of the Shares and Exchangeable Shares will be deemed to have been tendered by its registered owner to the Company for cancellation for no consideration, all as more fully described in the Company’s proxy statement dated August 7, 2026, and subject to all necessary stock exchange approvals;

2.
the Company shall deliver the articles of amendment reflecting such Share Consolidation in the prescribed form to the Director appointed under the Canada Business Corporations Act;

3.
notwithstanding that this resolution has been duly passed by the shareholders of the Company, the directors of the Company are hereby authorized and empowered, if they decide not to proceed with the aforementioned resolution, to revoke this resolution at any time prior to giving effect thereto, without further notice to, or approval of, the shareholders of the Company; and

4.
any one or more of the directors or officers of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or cause to be delivered, such other documents and instruments, and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer of the Company be necessary or desirable to carry out the intent of the foregoing resolutions, the execution of any such document or the doing of any such other act or thing by any director or officer of the Company being conclusive evidence of such determination.”

Background and Reason for the Share Consolidation Proposal
To remain listed on the Nasdaq Stock Market, Nasdaq Rules require that the minimum bid price of our Shares be at least $1.00 per Share (the “Minimum Bid Price Rule”). Our primary objective in seeking Shareholder approval of the Share Consolidation Proposal is to be in a position to raise the per-share trading price of our Shares to meet the requirements for the continued listing of our Shares on the Nasdaq Global Select Market in the event the price of our Shares declines. At the Company’s 2025 Annual General and Special Meeting of Shareholders, Shareholders approved a substantially identical share consolidation proposal to the Share Consolidation Proposal (the “2025 Share Consolidation Authorization”). However, a share consolidation was not required during the authorized period and as such the Board has not implemented a share consolidation pursuant to the 2025 Share Consolidation Authorization. Given the share price volatility in the sector, the Board is seeking to renew Shareholder approval of the Share Consolidation in order to ensure the Company remains compliant with the Minimum Bid Price Rule. As of the date hereof, the closing price for the Shares on the Nasdaq Global Select Market was $[•] per Share[, and the closing price of our Shares was below $1.00 on several other days in July of 2026.] Under Nasdaq Rules, we will receive a deficiency letter if the closing price of our Shares on the Nasdaq Global Select Market remains below $1.00 for 30 consecutive business days. Thus, we are seeking shareholder approval of the Share Consolidation Proposal primarily so that the Board is in a position to implement the Share Consolidation in the event we fall out of compliance with the Minimum Bid Price Rule. However, the Board could determine to implement the Share Consolidation Proposal even if we remain in compliance with the Minimum Bid Price Rule to have a higher per Share stock price for the reasons discussed below or the Board could determine not to implement the Share Consolidation Proposal even if we are not in compliance with the Minimum Bid Price Rule.
We expect that the Share Consolidation, if effectuated, would increase the bid price per Share and, if necessary, allow the Company to comply with the Minimum Bid Price Rule. However, there can be no assurance that the Share Consolidation would have that effect, initially or in the future, or that it would enable us to maintain the listing of the Shares on the Nasdaq Global Select Market or any other tier of Nasdaq. We are not aware of any present efforts by anyone to accumulate our Shares, and the proposed Share Consolidation is not intended to be an anti-takeover device.
In addition, we believe that the low market price of our Shares impairs their marketability to, and acceptance by, some institutional investors and other members of the investing public and has a negative effect on impressions of the Company. Theoretically, decreasing the number of Shares outstanding should not, by itself, affect the marketability of the Shares, the type of investor that would be interested in acquiring them or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of the Shares but also their trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of Shares.
We also believe that a higher Share price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low Share price, regardless of the size of the Company’s market capitalization. If the Share Consolidation successfully increases the per-share price of our Shares, we believe this increase would enhance our ability to attract and retain employees and service providers.
Effects of the Share Consolidation
If the Share Consolidation is implemented, its principal effect will be to proportionately decrease the number of issued and outstanding Shares and Exchangeable Shares by a factor equal to the consolidation ratio selected by the Board. For illustrative purposes only, the following table sets forth, based on the number of Shares and Exchangeable Shares issued and outstanding as of the Record Date, the number of Shares and Exchangeable Shares that would be issued and outstanding (disregarding any resulting fractional Shares and Exchangeable Shares and subject to any issuances occurring after such date) following the implementation of the Share Consolidation, at various consolidation ratios:

Share Consolidation Ratio	Shares Outstanding Post-Share Consolidation(1)	Exchangeable Shares Outstanding Post-Share Consolidation(2)
one post-consolidation Share and Exchangeable Share for every 5 pre-consolidation Shares/Exchangeable Shares	[•]	5,252,294
one post-consolidation Share and Exchangeable Share for every 15 pre-consolidation Shares/Exchangeable Shares	[•]	1,750,764
Notes:
(1)
Based on [•] issued and outstanding Shares as of the Record Date.

(2)
Based on 26,261,474 issued and outstanding Exchangeable Shares as of the Record Date.

The Company does not expect the Share Consolidation itself to have any economic effect on holders of Shares or securities convertible into or exercisable to acquire Shares, except to the extent the Share Consolidation will result in fractional Shares. See “No Fractional Shares” below.
The Company will not proceed with the Share Consolidation if it will affect the listing of the Shares on the TSX or the Nasdaq Global Select Market.
Voting rights and other rights of the holders of Shares prior to the implementation of the Share Consolidation will not be affected by the Share Consolidation, other than as a result of the creation and disposition of fractional Shares as described below.
Effect on Non-Registered Shareholders
Non-registered Shareholders holding Shares through an Intermediary should be aware that the Intermediary may have different procedures for processing a consolidation than those that will be put in place by the Company for registered Shareholders. If Shareholders hold their Shares through an Intermediary and they have questions in this regard, they are encouraged to contact their Intermediary.
Effect of the Share Consolidation on Convertible Securities
The exercise or conversion price and/or the number of Shares issuable under any of the Company’s outstanding convertible securities, including under outstanding Options, warrants, rights, convertible debentures and any other similar securities will be proportionately adjusted upon the implementation of the Share Consolidation, in accordance with the terms of such securities, based on the Share Consolidation ratio.
Effect on Share Certificates
If the Share Consolidation is approved by Shareholders and subsequently implemented, those registered Shareholders who will hold at least one post Share Consolidation Share or Exchangeable Share will be required to exchange their share certificates representing pre-consolidation Shares or Exchangeable Shares for share certificates representing post-consolidation Shares or Exchangeable Shares following the Share Consolidation or, alternatively, a Direct Registration System (“DRS”) Advice/Statement representing the number of post Share Consolidation Shares or Exchangeable Shares they hold following the Share Consolidation. The DRS is an electronic registration system which allows Shareholders to hold Shares in their name in book-based form, as evidenced by a DRS Advice/Statement, rather than a physical share certificate.
If the Share Consolidation is implemented, the Company (or its transfer agent) will mail to each registered Shareholder a letter of transmittal in connection with such consolidation. Each registered Shareholder must complete and sign a letter of transmittal after the Share Consolidation takes effect. The letter of transmittal will contain instructions on how to surrender to the transfer agent the certificate(s) representing the registered Shareholder’s pre Share Consolidation Shares or Exchangeable Shares. The transfer agent will send to each registered Shareholder who follows the instructions provided in the letter of transmittal a share certificate representing the number of post-consolidation Shares or Exchangeable Shares to which the registered Shareholder is entitled or, alternatively, a DRS Advice/Statement representing the number of post Share Consolidation Shares or Exchangeable Shares the registered Shareholder holds following the Share Consolidation.
Until surrendered to the transfer agent, each share certificate representing pre Share Consolidation Shares or Exchangeable Shares will be deemed for all purposes to represent the number of post Share Consolidation Shares or Exchangeable Shares to which the registered Shareholder is entitled as a result of the Share Consolidation. No delivery of a new share certificate to a Shareholder will be made until the Shareholder surrenders its certificates representing the pre Share Consolidation Shares or Exchangeable Shares along with the letter of transmittal to the Company’s transfer agent in the manner detailed herein.
Any registered Shareholder whose old certificate(s) have been lost, destroyed or stolen will be entitled to a replacement share certificate only after complying with the requirements that the Company and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates. The method chosen for delivery of share certificates and letters of transmittal to the Company’s transfer agent is the responsibility of the registered Shareholder and neither the transfer agent nor the Company will have any liability in respect of share certificates and/or letters of transmittal which are not actually received by the transfer agent.
REGISTERED SHAREHOLDERS SHOULD NEITHER DESTROY NOR SUBMIT ANY SHARE CERTIFICATE UNTIL HAVING RECEIVED A LETTER OF TRANSMITTAL.
Effect on Beneficial Shareholders
Non-registered Shareholders who hold their Shares through Intermediaries and who have questions regarding how the Share Consolidation will be processed should contact their Intermediaries with respect to the Share Consolidation.
No Fractional Shares Will be Issued
No fractional Shares will be issued in connection with the Share Consolidation and no cash will be paid in lieu of fractional post Share Consolidation Shares or Exchangeable Shares. In the event that a Shareholder would otherwise be entitled to receive a fractional Share upon the occurrence of the Share Consolidation such fractional Share or Exchangeable Share will be deemed to have been tendered by its registered owner to the Company for cancellation for no consideration.
No Dissent Rights
Shareholders are not entitled to exercise any statutory dissent rights with respect to the Share Consolidation.
Accounting Consequences
If the Share Consolidation is implemented, net income or loss per Share and per Exchangeable Share, and other per Share and per Exchangeable Share amounts, will be increased because there will be fewer Shares and Exchangeable Shares issued and outstanding. In future financial statements, net income or loss per Share and per Exchangeable Share and other per Share and per Exchangeable Share amounts for periods ending before the Share Consolidation took effect would be recast to give retroactive effect to the Share Consolidation.
TSX Approval
Assuming Shareholder approval is received at the Meeting, and assuming that the Board determines to proceed with the Share Consolidation, the Share Consolidation will be subject to acceptance by the TSX, and confirmation that, on a post Share Consolidation basis, the Company would meet all of the TSX’s continued listing requirements. If the TSX does not accept the Share Consolidation, the Company will not proceed with the Share Consolidation.
Risks Associated with the Share Consolidation
Reducing the number of issued and outstanding Shares and Exchangeable Shares through the Share Consolidation is intended, absent other factors, to increase the per Share market price of the Shares. However, the market price of the Shares after the Share Consolidation will also be affected by the Company’s financial and operational results, its financial position, including its liquidity and capital resources, the development of its operations, industry conditions, the market’s perception of the Company’s business and other factors, which are unrelated to the number of Shares and Exchangeable Shares outstanding. Accordingly, there can be no assurance that the market price of the Shares will increase following the implementation of the Share Consolidation or that the Company will be, or remain, in compliance with the Minimum Bid Price Rule and avoid a delisting of the Shares from the Nasdaq Global Select Market, or that the market price of the Shares will not decrease in the future and result in noncompliance with the Minimum Bid Price Rule. There can also be no assurance that the implementation of the Share Consolidation will, in and of itself, guarantee the continued listing of the Shares on the Nasdaq Global Select Market or that the Shares will not be delisted from the Nasdaq Global Select Market because the Company fails to meet other Nasdaq continued listing requirements.
The market price of the Shares immediately following the implementation of the Share Consolidation is expected to be approximately equal to the market price of the Shares prior to the implementation of such consolidation multiplied by the applicable consolidation ratio but there is no assurance that the anticipated market price immediately following the implementation of the Share Consolidation will be realized or, if realized, will be sustained. There is a risk that the total market capitalization of the Shares (the market price of the Shares multiplied by the number of Shares outstanding) after the implementation the Share Consolidation may be lower than the total market capitalization of the Shares prior to the implementation of the Share Consolidation.
Although the Company believes that establishing a higher market price for the Shares could also enhance the marketability of the Shares by potentially broadening the pool of investors that may consider investing in the Company, including institutional and other investors whose internal investment policies prohibit or discourage them from purchasing shares trading below a certain minimum price and reduce volatility, there is no assurance that implementing the Share Consolidation will achieve either of these results.
If the Share Consolidation is implemented and the market price of the Shares (adjusted to reflect the applicable consolidation ratio) declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would have occurred if the Share Consolidation had not been implemented. Both the total market capitalization of the Company and the adjusted market price of the Shares following the Share Consolidation may be lower than they were before the Share Consolidation took effect. The reduced number of Shares that would be outstanding after the Share Consolidation is implemented could adversely affect the liquidity of the Shares.
The Share Consolidation may result in some shareholders owning “odd lots” on a post-consolidation basis. Odd lot Shares may be more difficult to sell, or may attract greater transaction costs per Share to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots.”
Tax Considerations
SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE SHARE CONSOLIDATION TO THEM, INCLUDING THE EFFECTS OF ANY CANADIAN OR U.S. FEDERAL, PROVINCIAL, STATE, LOCAL, FOREIGN AND/OR OTHER TAX LAWS.
Required Vote
You may select “For,” “Against” or “Abstain” with respect to the Share Consolidation Proposal. The affirmative vote of 66 2∕3% of the votes cast, in person or by proxy, will constitute approval of the Share Consolidation Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE SHARE CONSOLIDATION PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy form intend to vote “FOR” the Share Consolidation Proposal.

PROPOSAL NO. 4 – ADVANCE NOTICE BY-LAW PROPOSAL
At the Meeting, Shareholders will be asked to consider and if deemed advisable, to pass, with or without variation, the Advance Notice By-Law Resolution (as defined below), the full text of which is set out below, subject to such amendments, variations or additions as may be approved at the Meeting, ratifying and approving the adoption of By-Law No. 2 Advance Notice By-Law (the “Advance Notice By-Law”).
On May 26, 2026, the Board approved the Advance Notice By-Law, which is an amendment to the Company’s current bylaws. The Advance Notice By-Law became effective upon its approval by the Board. However, pursuant to Section 103 of the CBCA, the Board must submit the Advance Notice By-Law to the Shareholders at the Meeting. At the Meeting, Shareholders may, by ordinary resolution, confirm, reject or amend the Advance Notice By-Law. If the Advance Notice By-Law is confirmed or confirmed, as amended, by Shareholders at the Meeting, the Advance Notice By-Law will continue in effect in the form in which it was so confirmed. If the Advance Notice By-Law is rejected by Shareholders at the Meeting, the Advance Notice By-Law will cease to be effective from the date of such rejection, and no subsequent resolution of the Board to make, amend or repeal a by-law of the Company having substantially the same purpose or effect may be effective until it is confirmed by the Shareholders.
The Advance Notice By-Law establishes a formal framework governing how Shareholders may nominate directors for election at annual or special meetings of Shareholders. Its purpose is to ensure an orderly, transparent nomination process by setting clear deadlines and detailed disclosure requirements. Subject to the CBCA, applicable securities laws and the articles of the Company, only individuals nominated in accordance with the Advance Notice By-Law are eligible for election at a meeting of Shareholders. Pursuant to the Advance Notice By-Law, nominations may be made (i) by the Board, (ii) by or at the direction or request of one or more Shareholders pursuant to a proposal made in accordance with the provisions of the CBCA, or a requisition of a Shareholders’ meeting by one or more of the Shareholders made in accordance with the provisions of the CBCA, or (iii) by a Nominating Shareholder (as such term is defined in the Advance Notice By-Law) who meets ownership and procedural requirements contained in the Advance Notice By-Law.
To nominate a nominee for director, a Nominating Shareholder must, among other things, deliver a written notice containing specified information, as prescribed in the Advance Notice By-Law, to the Secretary of the Company as follows:
•
in the case of an annual meeting of Shareholders, subject to limited exceptions, no later than the 90th day before the first anniversary of the previous year’s annual meeting of Shareholders; provided, however, if the date of the annual meeting of Shareholders is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting of Shareholders, notice by the Shareholder to be timely must be so received not later than the close of business on the later of the 90th day prior to such annual meeting of Shareholders or, if later than the 90th day prior to such annual meeting of Shareholders, the 10th day following the day on which public announcement of the date of such meeting of Shareholders is first made;

•
notwithstanding the foregoing, in the event that the number of directors to be elected to the Board at the annual meeting is increased effective after the time period for which nominations would otherwise be due and there is no public announcement by the Company naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by the Advance Notice By-Law shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be received by not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company; and

•
in the case of a special meeting of Shareholders called to elect directors, no later than the later of the 90th day prior to such special meeting of Shareholders or the 10th day after the public announcement of the date of such special meeting of Shareholders.

Under the Advance Notice By-Law, adjournments or postponements of an annual or special meeting of Shareholders do not restart or extend the notice periods referred to above.

A valid notice must include extensive information about both the proposed nominee and the Nominating Shareholder, including, among other things, all the information that would be required to be disclosed in a dissident’s proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the CBCA, the U.S. Securities Exchange Act of 1934, as amended, or any applicable securities laws.
Shareholders must update their notice after the record date for the applicable meeting of Shareholders and again shortly before the meeting of Shareholders to ensure all information remains accurate. The Board retains discretion to waive any requirement of the Advance Notice By-Law.
The provisions contained in the Advance Notice By-Law do not limit the ability of Shareholders to make proposals pursuant to Rule 14a-8 of the Exchange Act or as required by the CBCA.
The foregoing description of the Advance Notice By-Law is qualified in its entirety by reference to the Advance Notice By-Law, which is attached hereto as Appendix B and incorporated herein by reference.
The Board believes that the advance notice and other requirements of the Advance Notice By-Law provides a clear process for Shareholders to follow to nominate directors and sets out a reasonable timeframe for the proposal of nominee submissions along with a requirement for accompanying information, allowing the Company and the Shareholders to evaluate the proposed nominees’ qualifications and suitability as a director of the Company.
The text of the Advance Notice By-Law resolution that Shareholders will be asked to pass as an ordinary resolution at the Meeting (the “Advance Notice By-Law Resolution”) is set out below:
“BE IT RESOLVED THAT:
•
By-Law No. 2 Advance Notice By-Law of Canopy Growth Corporation ( the “Company”), approved by the board of directors of the Company on May 26, 2026 and attached as “Appendix B” to the Company’s Proxy Statement dated August 7, 2026, be, and it hereby is, confirmed, ratified and approved; and

•
any one director or officer of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and instruments, and to do or cause to be done all other such acts and things, as in the opinion of such director or officer of the Company may be necessary or desirable to carry out the intent of the foregoing resolutions, such necessity to be conclusively evidenced by the execution and delivery of any such documents or instruments or the taking of any such actions.”

Required Vote
You may select “For,” “Against” or “Abstain” with respect to the Advance Notice By-Law Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Advance Notice By-Law Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADVANCE NOTICE BY-LAW PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy form intend to vote “FOR” the Advance Notice By-Law Proposal.

PROPOSAL NO. 5 – RENEWAL OF OMNIBUS INCENTIVE PLAN PROPOSAL
Background
At the Meeting, Shareholders will be asked to consider and if deemed advisable, to pass, with or without variation, the Omnibus Incentive Plan Resolution (as defined below), the full text of which is set out below, subject to such amendments, variations or additions as may be approved at the Meeting, approving the unallocated entitlements under the Omnibus Incentive Plan.
The Omnibus Incentive Plan was approved by the Board on June 20, 2023, and subsequently approved by Shareholders on September 25, 2023 and TSX on October 3, 2023. Pursuant to Section 613 of the TSX Company Manual, unallocated options, rights or other entitlements under a security-based compensation arrangement which does not have a fixed maximum aggregate number of securities issuable, such as the Omnibus Incentive Plan, must be approved by a majority of an issuer’s directors and by an issuer’s shareholders every three years. Shareholders last approved the Omnibus Incentive Plan at the Company’s annual meeting held on September 25, 2023.
As of the date hereof, [•] Shares were issued and outstanding, meaning the maximum aggregate number of Shares that may be reserved by the Company for issuance pursuant to the Omnibus Incentive Plan shall not exceed [•] Shares (including Shares reserved for issuance in respect of [•] Prior Awards outstanding under the Prior Omnibus Incentive Plan). Pursuant to the terms of the Omnibus Incentive Plan, as of the date hereof, a maximum of [•] Shares are issuable under the Omnibus Incentive Plan, representing [•]% of the issued and outstanding Shares and [•] Shares are issuable under the Prior Omnibus Incentive Plan, representing [•]% of the issued and outstanding Shares. As of the date hereof, [•] Options (representing approximately [•]% of the current issued and outstanding Shares), [•] RSUs (representing approximately [•]% of the current issued and outstanding Shares) and nil DSUs are outstanding. To date, no restricted stock or stock appreciation rights have been issued pursuant to the Omnibus Incentive Plan. As of the date hereof, there are an aggregate of [•] Omnibus Incentive Plan Awards (representing approximately [•]% of the current issued and outstanding Shares) that are currently available for future grants based on the current issued and outstanding Shares.
Accordingly, Shareholders will be asked to vote pass an ordinary resolution (the “Omnibus Incentive Plan Resolution”) substantially in the following form:
“BE IT RESOLVED THAT:
1.
all unallocated options, restricted share units, deferred share units, share-based awards and other entitlements under the Omnibus Incentive plan (the “Plan”) of Canopy Growth Corporation (the “Company”) are hereby authorized and approved;

2.
the Company be and shall have the authority to grant options, restricted share units, deferred share units, share-based awards and other entitlements pursuant to and subject to the terms of the Plan until September 25, 2029, being the date that is three years from the date of the shareholder meeting at which approval is currently being sought, (in accordance with the policies of the Toronto Stock Exchange, if and as applicable to the Company at such a time) unless the Plan is terminated earlier; and

3.
any director or officer of the Company is hereby authorized and directed, acting for in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or cause to be delivered, such other documents and instruments and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer of the Company be necessary or desirable to carry out the intent of the foregoing resolutions, the execution of any such document or the doing of any such other act or thing by any director or officer of the Company being conclusive evidence of such determination.”

To be effective, the Omnibus Incentive Plan Resolution must be passed by a majority of the votes cast by Shareholders who, being entitled to do so, vote in person or by proxy on the Omnibus Incentive Plan Resolution. The outcome of the Omnibus Incentive Plan Resolution will not affect the Omnibus Incentive Plan Awards that have been granted before the date of the Meeting. If approval of the Omnibus Incentive

Plan Resolution is obtained at the Meeting, the Company will not be required to seek further approval of the grant of unallocated entitlements under the Omnibus Incentive Plan until the Company’s 2029 annual Shareholders’ meeting (provided that such meeting is held on or prior to September 25, 2029). If the Omnibus Incentive Plan Resolution is not passed, the TSX requires that all Omnibus Incentive Plan Awards that had not been allocated as of the date of the Meeting be cancelled and that the Company not grant any further entitlements under the Omnibus Incentive Plan until Shareholder approval is obtained, and that any previously granted Omnibus Incentive Plan Awards which expire, terminate or are settled or cancelled from time to time thereafter, which would otherwise become available for grant under the Omnibus Incentive Plan, will not be available for subsequent grant until Shareholder approval is obtained.
Summary of the Omnibus Incentive Plan
For a summary of the terms of the Omnibus Incentive Plan, please see “Securities Authorized For Issuance Under Equity Compensation Plans – Terms of the Omnibus Incentive Plan” above.
U.S. Federal Income Tax Considerations
The material U.S. federal income tax consequences of the issuance and exercise of Options and other Awards under the Omnibus Incentive Plan to U.S. Taxpayers, based on the current provisions of the Revenue Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all Awards granted under the Omnibus Incentive Plan to U.S. Taxpayers are exempt from or comply with, the rules under Section 409A of the Revenue Code related to nonqualified deferred compensation.
Incentive Stock Options (ISOs)
Incentive stock options (“ISOs”) are intended to qualify for treatment under Section 422 of the Revenue Code. An ISO does not result in taxable income to the Participant or deduction to us at the time it is granted or exercised, provided that no disposition is made by the Participant of the Shares acquired pursuant to the ISO within two years after the date of grant of the ISO, nor within one year after the date of issuance of Shares to the Participant (referred to as the “ISO holding period”). However, the difference between the fair market value of the Shares on the date of exercise and the ISO price will be an item of tax preference includible in “alternative minimum taxable income” of the Participant. Upon disposition of the Shares after the expiration of the ISO holding period, the Participant will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the ISO price paid for the Shares. If the Shares are disposed of prior to the expiration of the ISO holding period, the Participant generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the Shares on the date of exercise of the ISO over the ISO price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the Shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the Participant’s adjusted basis in the Shares.
Non-Qualified Options
Options otherwise qualifying as ISOs, to the extent the aggregate fair market value of Shares (measured as of the grant date) with respect to which such ISOs are first exercisable by an individual in any calendar year exceeds US$100,000, and Options designated as non-qualified options (“Non-Qualified Options”) will be treated as Options that are not ISOs.
A Non-Qualified Option ordinarily will not result in income to the Participant or deduction to the Company at the time of grant. The Participant will recognize compensation income at the time of exercise of such Non-Qualified Option in an amount equal to the excess of the then value of the Shares over the Non-Qualified Option price per Share. Such compensation income of Participants may be subject to withholding taxes, and a deduction may then be allowable to the Company in an amount equal to the Participant’s compensation income.

A Participant’s initial basis in Shares so acquired will be the amount paid on exercise of the Non-Qualified Option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the Shares so acquired will be capital gain or loss, long term if the shares are held for more than 12 months.
Stock Grants
With respect to stock grants under the Omnibus Incentive Plan that result in the issuance of Shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the fair market value of Shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the Participant will be liable for income taxes with respect to such issuance. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the Participant.
With respect to stock grants involving the issuance of Shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the fair market value of the Shares received at the first time the Shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A Participant may elect to be taxed at the time of receipt of Shares, rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the Participant subsequently forfeits such Shares, the Participant would not be entitled to any tax deduction, including as a capital loss, for the value of the Shares on which he previously paid tax. The Participant must file such election with the U.S. Internal Revenue Service within 30 days of the receipt of the Shares. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the Participant.
Stock Units
The Participant recognizes no income until the issuance of the Shares. At that time, the Participant must generally recognize ordinary income equal to the fair market value of the Shares received. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the Participant.
New Plan Benefits
The amounts of future grants under the Omnibus Incentive Plan are not determinable and will be granted at the sole discretion of the Plan Administrator. The Company cannot determine at this time either the persons who will receive such Awards under the Omnibus Incentive Plan or the amount or types of any such Awards.
On August [•], 2026, the closing market price per Share on the Nasdaq Global Select Market was US$[•], and C$[•] on the TSX.
Required Vote
You may select “For,” Against” or “Abstain” with respect to the Renewal of Omnibus Incentive Plan Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Renewal of Omnibus Incentive Plan Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RENEWAL OF OMNIBUS INCENTIVE PLAN PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy form intend to vote “FOR” the Renewal of Omnibus Incentive Plan Proposal.

PROPOSAL NO. 6 – SAY-ON-PAY PROPOSAL
We believe that our executive compensation program and policies are designed to align the interests of management with the long-term interests of Shareholders. The Company strives to provide clear and concise disclosure regarding its approach to compensation, and to demonstrate how executive compensation is linked to the performance of the Company. Detailed information regarding our executive compensation program and policies, as well as the compensation of our NEOs, is set out above in the section entitled “Compensation Discussion and Analysis” and “Executive Compensation.” We urge Shareholders to read these sections, including the related narrative and tabular compensation disclosure included in this Proxy Statement.
As required by Section 14A of the Exchange Act, we are seeking a vote on an advisory (non-binding) basis to approve the compensation of the NEOs as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies.
At the Meeting, Shareholders will be asked to approve, on an advisory (non-binding) basis, a resolution in the form set out below, subject to such amendments, variations or additions as may be approved at the Meeting, to approve the Company’s executive compensation program and policies.
The text of the resolution to be submitted to Shareholders at the Meeting is set out below:
“BE IT RESOLVED THAT the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the proxy statement, dated August 7, 2026, is hereby approved on a non-binding advisory basis.”
Required Vote
You may select “For,” “Against” or “Abstain” with respect to the Say-on-Pay Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Say-on-Pay Proposal.
While this advisory vote on the compensation of the NEOs officers is not binding on the Company, the Board or the CGCN Committee, we value the opinions of our Shareholders. Accordingly, the Board and the CGCN Committee will consider the outcome of this advisory vote when considering future compensation policies, procedures and decisions with respect to our NEOs. Canopy Growth expects to have its next “say-on-pay” vote at its 2027 annual meeting of Shareholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SAY-ON-PAY PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy form intend to vote “FOR” the Say-on-Pay Proposal.

PROPOSAL NO. 7 – SAY-ON-FREQUENCY PROPOSAL
In accordance with the Section 14A of the Exchange Act, the Company must hold an advisory (non-binding) vote on the frequency of presenting “say-on-pay” votes to its Shareholders at least once every six years. This proposal is commonly known as a “say-on-frequency” proposal.
You are being asked to vote, on an advisory basis, whether you would prefer an advisory vote on the compensation of our NEOs to occur every one, two or three years. We expect to conduct our next “say-on-frequency” vote in 2032 (and every six years thereafter).
The Board, upon the recommendation of the CGCN Committee, has determined that holding an advisory vote on executive compensation every year is the most appropriate alternative for the Company. While the Company’s executive compensation programs are designed to promote a long-term alignment between pay and performance, our Board recognizes that compensation disclosures are made annually. Holding an annual advisory vote on executive compensation would establish the practice of Shareholders providing the Company with more direct and immediate feedback on such compensation disclosure. Although the “say on frequency” vote is non-binding, the CGCN Committee and the Board take Shareholder input very seriously and will take the outcome of such vote into consideration when making future decisions about executive compensation.
Required Vote
You may select “1 Year”, “2 Years,” “3 Years” or “Abstain” with respect to the Say-on-Frequency Proposal. You are not voting to approve or disapprove the Board’s recommendation on the Say-on-Frequency Proposal. The selection that receives the greatest number of votes cast at the Meeting will be deemed to have received the recommendation of the Shareholders. Shareholder abstentions and broker non-votes will have no effect on the outcome of the voting on this Say-on-Frequency Proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE OPTION
TO HAVE A SAY-ON PAY VOTE EVERY “1 YEAR”.

SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL GENERAL MEETING
Canopy Growth is subject to both the rules of the SEC under the Exchange Act, and the provisions of the CBCA with respect to Shareholder proposals. As clearly indicated under the CBCA and the rules of the SEC under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2027 annual general meeting of Shareholders must submit their proposals to the Corporate Secretary of the Company on or before April [12], 2027 (which is 120 calendar days before the anniversary of the date the Notice of Internet Availability was first sent to Shareholders), and must otherwise comply with the requirements of Rule 14a-8. In the event that we hold our 2027 annual general meeting of Shareholders more than 30 days before or after the one-year anniversary date of the Meeting, we will disclose the new deadline by which Shareholders’ proposals must be received by any means reasonably calculated to inform Shareholders. A proposal submitted to the Corporate Secretary should be submitted in writing to Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Corporate Secretary.
Under the CBCA to be eligible to submit a Shareholder proposal, the Shareholder must hold at least 1% of the outstanding Shares or such number of Shares with a fair market value of at least C$2,000. If the proposal involves the nomination of one or more directors, it must also be signed by one or more Shareholders representing in the aggregate at least 5% of the Shares entitled to vote at the applicable meeting of Shareholders (and, in that case, there is no limit on the number of nominees that may be submitted by proposal). The CBCA explicitly extends the right to submit a Shareholder proposal to non-registered Shareholders.
If the Company receives an eligible proposal, it is required to include it in its proxy materials for the applicable meeting of Shareholders. Under the CBCA, the Company may reject a proposal and exclude it from its proxy circular on the basis of certain specified procedural or substantive grounds, some of which are similar to those under the SEC’s Rule 14a-8. Under the CBCA, the Company is not required to include a proposal in its proxy materials if the proposal is not submitted to the Company 90 - 150 days before the anniversary of the last annual meeting of Shareholders.
Under the CBCA, Shareholders who wish to present proposals for inclusion in the proxy materials to be distributed by the Company in connection with our 2027 annual meeting of Shareholders must submit their proposals between April 28, 2027 and June 27, 2027, which is the 60-day period between 150 and 90 days before the anniversary date of this Meeting.
HOUSEHOLDING OF MEETING MATERIALS
We and some Intermediaries have adopted a procedure called “householding.” Under this procedure, Canopy Growth and some Intermediaries may deliver a single copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement and our 2026 Annual Report to multiple shareholders who share the same address, unless contrary instructions have been received from the affected Shareholders. This procedure reduces the environmental impact of our annual meetings and reduces Canopy Growth’s printing and mailing costs. Once you have received notice from your Intermediary that there will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you are a non-registered Shareholder and at any time you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, including our 2026 Annual Report, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your Intermediary. If you are a Registered Shareholder and you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please submit a written request to 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Investor Relations, by telephone at 1-855-558-9333 or by email request to invest@canopygrowth.com.
DISTRIBUTION OF CERTAIN DOCUMENTS
This Proxy Statement and our 2026 Annual Report are available at www.canopygrowth.com/investors/investor-events/annual-general-and-special-meeting-2026.

Our 2026 Annual Report is being made available with this Proxy Statement to our Shareholders. Shareholders are referred to our 2026 Annual Report, including the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2026 and related MD&A contained therein, for financial and other information about us. Our 2026 Annual Report is not part of this Proxy Statement.
We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our website at www.canopygrowth.com, on the SEC’s website at www.sec.gov and under the Company’s profile on SEDAR+ at www.sedarplus.ca. We will furnish copies of our filings (without exhibits), including this Proxy Statement and our 2026 Annual Report, without charge to any Shareholder upon written request to 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Investor Relations, by telephone at 1-855-558-9333 or by email request to invest@canopygrowth.com .
ADDITIONAL INFORMATION
Additional information relating to the Company is available on the SEC’s website at www.sec.gov and under the Company’s profile on SEDAR+ at www.sedarplus.ca. Financial information is provided in the 2026 Annual Report and related MD&A.
By order of the Board of Directors,
Luc Mongeau
Chief Executive Officer
Toronto, Ontario
August 7, 2026

APPENDIX A – CORPORATE GOVERNANCE GUIDELINES
CORPORATE GOVERNANCE GUIDELINES
The Board of Directors (the “Board”) of

CORPORATE GOVERNANCE GUIDELINES
Effective: May 28, 2025

1.	BOARD COMPOSITION AND DIRECTOR QUALIFICATIONS
1.1.	BOARD MEMBERSHIP CRITERIA
1.2.	POSITION DESCRIPTIONS
1.3.	INDEPENDENT DIRECTORS
1.4.	DIRECTORS WHO CEASE TO BE INDEPENDENT
1.5.	DIRECTORS WHO CHANGE THEIR JOB RESPONSIBILITY
1.6.	RESIGNATION, RETIREMENT OR REFUSAL TO STAND FOR REELECTION
1.7.	BOARD TENURE
1.8.	NOTIFICATION OF ADDITIONAL BOARD SERVICE
2.	BOARD OF DIRECTORS RESPONSIBILITIES
3.	BOARD MEETINGS AND PROCEDURES
3.1.	MEETING FREQUENCY
3.2.	CHAIRMAN OF THE BOARD
3.3.	AGENDA ITEMS
3.4.	ATTENDANCE
3.5.	MEETING MATERIALS AND PREPARATION
3.6.	SEPARATE SESSIONS OF INDEPENDENT DIRECTORS
4.	DIRECTOR COMMUNICATIONS
4.1.	DIRECTOR COMMUNICATIONS WITH MANAGEMENT AND OUTSIDE ADVISERS
4.2.	BOARD INTERACTION WITH INSTITUTIONAL INVESTORS, ANALYSTS, PRESS AND CUSTOMERS
5.	DIRECTOR COMPENSATION
6.	DIRECTOR ORIENTATION AND CONTINUING EDUCATION
7.	CODE OF BUSINESS CONDUCT AND ETHICS
8.	COMMITTEES OF THE BOARD
8.1.	NUMBER, STRUCTURE AND APPOINTMENT OF COMMITTEE MEMBERS
8.2.	COMMITTEE CHARTERS
8.3.	COMMITTEE MEETINGS
9.	LEADERSHIP DEVELOPMENT
9.1.	EVALUATION OF THE CHIEF EXECUTIVE OFFICER
9.2.	SUCCESSION PLANNING
10.	ANNUAL PERFORMANCE EVALUATION OF THE BOARD
11.	COMMUNICATING WITH THE BOARD
12.	GUIDELINES

Canopy Growth Corporation (the “Company”) has adopted these Corporate Governance Guidelines (the “Guidelines”) to assist the Board in its exercise of its responsibilities and to assist the Board in complying with the Nasdaq Stock Market LLC (the “Nasdaq”) Listing Rules and other legal requirements. These Guidelines reflect the Board’s judgment as it relates to sound corporate governance practices by which the Board oversees the Company’s business affairs. These Guidelines are not intended to change or interpret any federal or state law or regulation, the certificate of incorporation of the Company (as it may be amended or restated from time to time, the “Charter”) or the bylaws of the Company (as they may be amended from time to time, the “Bylaws”). These Guidelines are subject to change from time to time by the Board in its sole discretion.
1.
BOARD COMPOSITION AND DIRECTOR QUALIFICATIONS
1.1.
BOARD MEMBERSHIP CRITERIA
Subject to the terms of any shareholders’ agreement that sets forth procedures governing the nomination of directors to the Board or if the Company is otherwise required to provide third parties with the ability to nominate directors, the Corporate Governance, Compensation and Nominating Committee (the “Governance Committee”) is responsible for reviewing the background and qualifications of individuals being considered as director candidates and recommending to the Board director candidates for nomination for annual election or reelection by the shareholders, for any Board vacancies to be filled, or for appointment of additional directors by the Board. The Board will subsequently elect a chairperson of the Board (the “Chairman”) from its members. Among the qualifications considered in the selection of candidates, the Governance Committee will look at the following attributes and criteria of candidates: experience, skills, expertise, diverse personal backgrounds and perspectives, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication and conflicts of interest. The Governance Committee may, if it deems appropriate, establish procedures to be followed by shareholders in submitting recommendations for Board candidates and the Governance Committee’s policies for consideration of Board candidates recommended by shareholders. At least twenty-five percent of the directors of the Company shall be “resident Canadians” as defined by the Canada Business Corporations Act.

1.2.
POSITION DESCRIPTIONS

The Board will develop clear position descriptions for the Chairman and the Chair of each Committee. The Board, together with the Chief Executive Officer, will develop a clear position description for the Chief Executive Officer (including delineating management responsibilities) and will develop or approve the corporate goals and objectives that the Chief Executive Officer is responsible for meeting.
1.3.
INDEPENDENT DIRECTORS

The Company defines an “independent director” in accordance with the standards and requirements promulgated by all applicable regulatory bodies exercising control over the Company, including Rule 5605(a)(2) of the Nasdaq Listing Rules. Subject to the phase-in rules of the Nasdaq and the exemption for “controlled companies” under the Nasdaq Listing Rules, the Board will be composed of a majority of independent directors, including the Chairman. Where it is not appropriate for the Chairman to be independent, an independent director will be appointed to act as “lead director”. Whether directors are independent will be reviewed annually in connection with the preparation of the Company’s proxy statement. The Governance Committee, as well as the Board, will review commercial and other relationships between directors and the Company to make a determination regarding the independence of each of the directors, but the final independence determination will be made by the Board after due deliberation.
1.4.
DIRECTORS WHO CEASE TO BE INDEPENDENT

An independent director who ceases to qualify as such after election to the Board will be required to tender a resignation as a director promptly to the Governance Committee. The Governance Committee will consider the tendered resignation and recommend to the Board whether to accept or reject the resignation, taking into consideration the effect of such change on the interests of the Company.
1.5.
DIRECTORS WHO CHANGE THEIR JOB RESPONSIBILITY

When a director’s principal occupation or business association changes substantially from that which he or she held when originally invited to join the Board (including retirement), he or she will promptly notify the Governance Committee and the Governance Committee will evaluate whether the change in circumstances is consistent with the Board’s original intent for selecting that director and the current guidelines for membership on the Board. Following its evaluation, the Governance Committee will recommend to the entire Board whether to nominate the director for reelection at the next annual meeting of shareholders. While the Board does not believe that a director presenting such changes should necessarily leave the Board, there should be an opportunity for the Board, through the Governance Committee, to review the appropriateness of the director’s reelection to the Board.
1.6.
RESIGNATION, RETIREMENT OR REFUSAL TO STAND FOR REELECTION

In the event that a director intends to resign or retire from, or refuses to stand for reelection to, the Board, he or she must tender written notice of such intent directly to the Chairman and the Chief Executive Officer. The Board, taking into account any recommendation of the Governance Committee, shall determine the action, if any, to be taken with respect to such notice.
1.7.
BOARD TENURE

Except as may be provided in the Charter, the Bylaws, and the Mandatory Director Retirement Age Policy, there are no established term limits for service on the Board. Directors shall be elected for the terms provided in the Charter, subject to the Mandatory Retirement Age of 75 that is specified in the Mandatory Director Retirement Age Policy (unless exempted thereunder). The Board may nominate a director for reelection based on the recommendation of the Governance Committee.
1.8.
NOTIFICATION OF ADDITIONAL BOARD SERVICE

Directors will advise the Chairman and the chairperson of the Governance Committee in advance of accepting an invitation to serve on a board of another company with publicly traded equity. Service on boards and committees of other organizations should be consistent with the Code (as defined below). If a member of the Company’s Audit Committee serves on more than two other public company audit committees, the Board will determine whether such simultaneous service impairs the director’s ability to serve effectively on the Company’s Audit Committee, and the Company must disclose such determination, either on or through the Company’s website or in its annual proxy statement filed with the Securities and Exchange Commission. The Board considers it appropriate to limit the number of public company boards on which directors may serve to no greater than 4 public companies, including the Company/.
2.
BOARD OF DIRECTORS RESPONSIBILITIES

The business affairs of the Company are managed under the direction of the Board. The Board believes that the primary responsibilities of directors are to exercise their business judgment in good faith and to act in what they reasonably believe is in the best interests of the Company and its shareholders. Directors must fulfill their responsibilities consistent with their fiduciary duties to shareholders, in compliance with all applicable rules and regulations and subject to the provisions of the Charter and Bylaws.
In forming his or her judgment, each director is entitled to rely in good faith on the accuracy of the records of the Company and the information, opinions, reports or statements presented by the Company’s officers, employees, Board committees, outside advisers and auditors. In discharging their obligations, directors are entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisers and auditors.
3.
BOARD MEETINGS AND PROCEDURES

3.1.
MEETING FREQUENCY

The Board will hold at least one regularly scheduled meeting each quarter.
3.2.
CHAIRMAN OF THE BOARD

The Chairman will preside over all meetings of the directors, be responsible for the agenda at all meetings of the Board and will preside over meetings of shareholders. The Chairman will convey recommendations of the independent directors to the Board and will be the liaison between the Board and the management of the Company. The Chairman will preview information sent to the Board as necessary and approve meeting schedules to assure that there is sufficient time for discussion of all agenda items.
3.3.
AGENDA ITEMS

Each director is free to suggest agenda items to the Chairman and to raise at any meeting topics not on the agenda.
3.4.
ATTENDANCE

All directors are expected to make reasonable best efforts to attend all meetings of the Board, all meetings of the committees of which they are members and the annual meeting of shareholders, and to maintain a satisfactory Board and committee meeting attendance record of no less than 75% in the aggregate, subject to recusal by the Board or relevant committee. Directors are encouraged to attend Board meetings and meetings of committees of which they are members in person but may also attend such meetings by telephone or video conference.
3.5.
MEETING MATERIALS AND PREPARATION

Information and materials important to the Board’s understanding of topics expected to be discussed at meetings should, to the extent practical, be distributed sufficiently in advance to permit prior review. In the event of a meeting on short notice, or if materials would contain highly confidential or sensitive information, it is recognized that written materials might not be available in advance.
Each director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, the risks and competition it faces, and the regulatory, legislative, business, social and political environments in which the Company operates, in order to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves. Management will make appropriate personnel available to answer any questions a director may have about any aspect of the

Company’s business. Directors should also review the materials provided by management and advisers in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.
3.6.
SEPARATE SESSIONS OF INDEPENDENT DIRECTORS

The independent directors will meet at regularly scheduled sessions at least quarterly without the Company’s management present. If an independent director, the Chairman will preside in executive session. If the Chairman is absent or disqualified, the chairperson of the Audit Committee will preside. If the chairperson of the Audit Committee is absent, or not independent, the lead director will preside.
4.
DIRECTOR COMMUNICATIONS

4.1.
DIRECTOR COMMUNICATIONS WITH MANAGEMENT AND OUTSIDE ADVISERS

It is management’s job to formulate, propose and implement strategic choices and the Board’s role to approve and evaluate strategic direction and results. However, the Board and management are better able to perform their responsibilities if there is an ongoing dialogue among the Chief Executive Officer, other senior managers and Board members. To facilitate these discussions, directors will have access to the Company’s senior management team and are encouraged to make regular contact. Board members are normally expected to inform the Chief Executive Officer prior to contacting any member of the Company’s senior management team on any substantive matter. Board members, however, are not expected to inform the Chief Executive Officer that they are contacting members of the Company’s senior management team regarding the normal activities of their Board committees. Board members shall use sound business judgment to ensure that such contact is not distracting.
The Board shall have the right at any time to retain independent outside accounting, financial, legal or other advisers as it deems necessary to fulfill its duties and responsibilities, and the Company shall provide appropriate funding, as determined by the Board or any committee, to compensate such independent outside advisers, as well as to cover the ordinary administrative expenses incurred by the Board and its committees in carrying out their duties.
4.2.
BOARD INTERACTION WITH INSTITUTIONAL INVESTORS, ANALYSTS, PRESS AND CUSTOMERS

Generally, management should speak for the Company. Each director should refer all inquiries from institutional investors, analysts, the press, or customers to the Chief Executive Officer or his or her designee.
5.
DIRECTOR COMPENSATION

It is the Company’s policy to compensate non-management and independent directors competitively relative to comparable companies and to align directors’ interests with the long-term interests of the Company’s shareholders. The Governance Committee will recommend annually to the full Board for its consideration the form and amounts of compensation and benefits for non-management directors. In its deliberations, the Governance Committee and the Board shall consider whether the levels of director compensation could impair independence and shall critically evaluate any consulting, charitable contribution, or other potential indirect compensation arrangements. In addition, the Governance Committee and the Board shall seek to ensure that the compensation realistically reflects the responsibilities and risks involved in being an effective director. Directors who are current employees of the Company shall receive no additional compensation for Board service.
6.
DIRECTOR ORIENTATION AND CONTINUING EDUCATION

The Company will provide each new director with an orientation packet to familiarize him or her with, among other things, the Company’s (i) business and strategic plans, (ii) significant financial, accounting and risk management issues, (iii) compliance programs, (iv) Code, (v) Insider Trading Policy, (vi) Guidelines, (vii) principal officers and (viii) independent auditors. Each director is expected to participate in such director orientation.
Each director is expected to be involved in continuing director education on an ongoing basis to enable him or her to better perform his or her duties and to recognize and deal appropriately with issues that arise in connection therewith, as set forth in the Board of Directors Continuing Education Policy. The Company will pay all reasonable expenses related to the continuing director education.
7.
CODE OF BUSINESS CONDUCT AND ETHICS

The Board must adopt a written Code of Business Conduct and Ethics (the “Code”) as part of its efforts to promote a culture of integrity and honesty throughout the Company. The Code will apply to the Board itself and the Company’s management and employees. Only the Board may grant any waivers to the Code. If the Board grants a waiver to the Code, the Board will determine if disclosure of the waiver is necessary in accordance with applicable law. Contents of such disclosure will be in compliance with National Policy 58‑201 — Corporate Governance Guidelines and National Instrument 58-101 — Disclosure of Corporate Governance Practices – and applicable U.S. securities laws. On occasion, the Board must review and analyze the conduct of the Chief Executive Officer and senior management to satisfy itself that these individuals are complying with the Code and are creating a culture of integrity throughout the Company.
8.
COMMITTEES OF THE BOARD

8.1.
NUMBER, STRUCTURE AND APPOINTMENT OF COMMITTEE MEMBERS

The Company’s current committee structure includes the following committees: the Audit Committee and the Governance Committee. All members of these committees shall be independent directors, subject to any applicable phase-in rules of the Nasdaq, unless not all of the members of the Governance Committee are required to be independent in accordance with the exemption for “controlled companies” under the rules of the Nasdaq. All committee members shall be appointed by the Board upon recommendation of the Governance Committee. The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.
8.2.
COMMITTEE CHARTERS

The charters of each standing committee will be reviewed periodically by the Governance Committee with a view to delegating to committees the authority of the Board concerning specified matters appropriate to such committees.
Each committee shall discharge its responsibilities in accordance with its own charter. Each committee charter shall set forth: the purposes, goals and responsibilities of the committee; qualifications for membership on the committee; and committee structure and operations. Each committee charter shall also specify procedures for committee member appointment and removal, as well as require that the committee annually evaluate its performance and report its assessment to the Governance Committee.
8.3.
COMMITTEE MEETINGS

The chairperson of each committee, in consultation with committee members, shall determine the frequency and length of committee meetings unless otherwise provided in the charter for such committee. The chairperson of the committee, in consultation with committee members and appropriate members of management, shall establish the committee’s meeting agenda. Each committee member may recommend items for inclusion on the committee’s meeting agenda.
Management will make appropriate personnel available to attend committee meetings upon the respective committee’s request and, subject to a committee requesting otherwise, the Corporate Secretary, or their designee, shall act as secretary at all committee meetings.
9.
LEADERSHIP DEVELOPMENT

9.1.
EVALUATION OF THE CHIEF EXECUTIVE OFFICER

In accordance with the terms of its charter, the Governance Committee will conduct an annual review of the Chief Executive Officer’s performance and report its conclusions to the Board. The evaluation should be based on objective criteria including, but not limited to, the performance of the Company’s business, its long-term and short-term strategic objectives and management development.

9.2.
SUCCESSION PLANNING

The Company understands the importance of succession planning. The Governance Committee shall annually review and report to the Board on succession planning, which shall include emergency Chief Executive Officer succession, Chief Executive Officer succession in the ordinary course and succession for other members of senior management. Taking into consideration such report, the entire Board will work with the committee to evaluate potential successors to the Chief Executive Officer. The Chief Executive Officer should at all times make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.
10.
ANNUAL PERFORMANCE EVALUATION OF THE BOARD

The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Governance Committee shall be responsible for conducting this evaluation by annually assessing the performance of the Board and its committees and reporting its conclusions to the full Board. In performing its review, the Governance Committee shall solicit and consider the input of all of the directors through an evaluation process in which each director is asked to critically evaluate the performance of the Board and each committee on which he or she serves. At the discretion of the committee, this review may, from time to time, include input from each director on the performance of each other Board member. Candor shall be encouraged by ensuring that evaluations are and remain anonymous. This responsibility is in addition to, and shall be coordinated with, the Governance Committee’s responsibility to annually assess whether the appropriate balance of skills and characteristics are represented on the Board.
11.
COMMUNICATING WITH THE BOARD

Shareholders are invited to communicate to the Board, its committees, the Chairman or with non-management and independent directors as a group by writing to: Board of Directors, Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8.
12.
GUIDELINES

The Governance Committee reviews these Guidelines periodically and recommends amendments to the Board as necessary. These Guidelines are posted on the Company’s website.

APPENDIX B — ADVANCE NOTICE BY-LAW
A by-law relating generally to the advance notice requirements for the nomination of directors of CANOPY GROWTH CORPORATION (the “Corporation”) is hereby made as follows:
I.   Preamble
The purpose of this advance notice by-law (the “Advance Notice By-Law”) is to establish the conditions and framework under which holders of voting securities of the Corporation may exercise their right to submit director nominations by fixing a deadline by which such nominations must be submitted by a shareholder of the Corporation prior to any annual or special meeting of shareholders, and sets forth the information that a shareholder must include in the notice to the Corporation for the notice to be in proper form.
It is the belief of the Corporation and its Board that this Advance Notice By-Law is beneficial to shareholders and other stakeholders and in the best interests of the Corporation. This Advance Notice By-Law will be subject to periodic review by the Corporation and, subject to the Act, will be revised to reflect any mandatory changes as required pursuant to applicable securities regulatory or stock exchange requirements and, at the discretion of the Board, amendments necessary to meet evolving industry standards and corporate practices.
II.   Advance Notice of Nominations of Directors
1.
Nomination Procedures. Subject only to the Act, applicable securities laws and the articles of the Corporation, only persons who are nominated in accordance with the procedures set out in this Section 1 shall be eligible for election as directors to the Board. Nominations of persons for election to the Board may only be made at an annual meeting of shareholders, or at a special meeting of shareholders called for any purpose at which the election of directors is a matter specified in the notice of meeting, as follows:

(a)
by or at the direction of the Board, including pursuant to a notice of meeting;

(b)
by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act, or a requisition of a shareholders’ meeting by one or more of the shareholders made in accordance with the provisions of the Act; or

(c)
by any person (a “Nominating Shareholder”) who:

i.
at the close of business on the date of the giving of the notice provided for in Section 3 and on the record date for notice of such meeting, is entered in the securities register of the Corporation as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence of such beneficial ownership to the Corporation;

ii.
complies with the notice procedures set forth below in this Advance Notice By-Law; and

iii.
complies with Rule 14a-19.

2.
Exclusive Means of Nominations. For the avoidance of doubt, the procedures set forth in this Advance Notice By-Law shall be the exclusive means for any person to bring nominations for election to the Board before any annual or special meeting of shareholders of the Corporation.

3.
Timely Notice. In addition to any other applicable requirements, for a nomination to be validly made by a Nominating Shareholder, the Nominating Shareholder must deliver written notice compliant with Section 4 to the Secretary at the principal executive offices of the Corporation on a timely basis as set forth in Section 3(a) or Section 3(b), as applicable, and must update and supplement such written notice on a timely basis as set forth in Section 5:

(a)
In the case of an annual meeting (including an annual and special meeting), to be timely, the written notice required by this Section 3 must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 3, in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so received not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if later than the ninetieth (90th) day prior to such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything herein to the contrary, in the event that the number of directors to be elected to the Board at the annual meeting is increased effective after the time period for which nominations would otherwise be due under this Section 3(a) and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by this Section 3 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.
(b)
In the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not also called for the purpose of conducting other business), to be timely, the written notice required by this Section 3 must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which the Corporation first makes a public announcement of the date of the special meeting at which directors are to be elected.

In no event shall an adjournment or a postponement of an annual meeting (or a special meeting at which directors are to be elected) for which notice has been given, or the public announcement thereof has been made, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.
4.
Proper Form of Notice. To be in proper form, a Nominating Shareholder’s notice must be in writing and must set forth or be accompanied by, as applicable:

(a)
as to each person whom the Nominating Shareholder proposes to nominate for election as director (a “Proposed Nominee”):

(i)
the name, age, and province or state, and country of residence of the Proposed Nominee;

(ii)
the principal occupation, business or employment of the Proposed Nominee, both at present and for the five years preceding the notice;

(iii)
whether the Proposed Nominee is a resident Canadian within the meaning of the Act;

(iv)
the number of securities of each class or series of the Corporation or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Proposed Nominee, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

(v)
a description of any relationship, agreement, arrangement or understanding, including financial compensation and indemnity-related relationships, agreements, arrangements or understanding, between the Nominating Shareholder and the Proposed Nominee, or any affiliates or associates thereof, or any person or entity acting jointly or in concert with, the Nominating Shareholder or the Proposed Nominee with respect to the Proposed Nominee’s nomination and election as a director;

(vi)
whether the Proposed Nominee is party to any existing or proposed relationship, agreement, arrangement or understanding with any competitor of the Corporation or any other third party which would reasonably be expected to give rise to a real or perceived conflict of interest between the interests of the Corporation and the interests of the Proposed Nominee; and
(vii)
any other information relating to the Proposed Nominee that would be required to be disclosed in a dissident’s proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Act, the U.S. Exchange Act or any other applicable securities laws;

(b)
as to the Nominating Shareholder:

(i)
the name, age, and province or state, and country of residence of the Nominating Shareholder;

(ii)
the number of securities of each class or series of the Corporation or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by such Nominating Shareholder or any other person with whom such Nominating Shareholder is acting jointly or in concert with respect to the Corporation or any of its securities, as of the record date for the meeting (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

(iii)
any derivatives or other economic or voting interests in the Corporation and any hedges implemented with respect to the Nominating Shareholder’s interests in the Corporation;

(iv)
full particulars regarding any proxy, contract, arrangement, agreement, understanding or relationship pursuant to which such Nominating Shareholder or any associate or affiliate thereof has a right to vote or to direct or to control the voting of any shares of the Corporation; and

(v)
any other information relating to such Nominating Shareholder that would be required to be disclosed in a dissident’s proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Act, the U.S. Exchange Act or any applicable securities laws.

The notice required by this Section 4 must also be accompanied by (X) a completed and executed written director nominee questionnaire in the form to be provided by the Secretary (which shall be consistent with the form completed by nominees of the Corporation) upon written request of any shareholder within 10 days of delivery of such request to the Secretary of the Corporation at the Corporation’s principal executive offices) such request, with respect to the background, qualifications, stock ownership and independence of the Proposed Nominee, and such additional information with respect to such Proposed Nominee as would be required to be provided by the Corporation pursuant to Schedule 14A promulgated under the U.S. Exchange Act if the Proposed Nominee were a participant in the solicitation of proxies by the Company in connection with such annual or special meeting and (Y) a written representation and agreement (in form provided by the Corporation) that such nominee (i) if elected as director of the Corporation, intends to serve the entire term until the next meeting at which such nominee would face re-election and (ii) consents to being named as a nominee in the Corporation’s proxy statement pursuant to Rule 14a-4(d) under the U.S. Exchange Act and any associated proxy card of the Corporation and agrees to serve if elected as a director.
References to “Nominating Shareholder” in this Section shall be deemed to refer to each shareholder that nominates or seeks to nominate a person for election as director in the case of a nomination proposal where more than one shareholder is involved in making such nomination proposal.
5.
Updating of Notice. A shareholder providing the written notice required by Section 3 shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five (5) Business Days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) Business Days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 5, such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five (5) Business Days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 5, such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than two (2) Business Days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) Business Days prior to such adjourned or postponed meeting.
6.
Power of the Chair. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in this Advance Notice By-Law and, if any proposed nomination is not in compliance with this Advance Notice By-Law, must declare, as soon as practicable following receipt of such nomination and prior to the meeting, whether such defective nomination shall be disregarded.

7.
Board Discretion. Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in this Advance Notice By-Law.

8.
Definitions. For purposes of this Advance Notice By-Law:

(a)
“Act” means the Canada Business Corporations Act, or any statute that may be substituted therefor, as from time to time amended;

(b)
“affiliate” has the meaning given to that term in the Act;

(c)
“Board” means the board of directors of the Corporation;

(d)
“Business Day” means a day on which banks are open for business in the City of Toronto, Ontario Canada and New York City, New York in the United States, other than a Saturday, Sunday or statutory holiday;

(e)
“close of business” means 5:00 p.m. (Toronto time) on a Business Day;

(f)
“person” means a natural person, partnership, limited partnership, limited liability partnership, company, limited liability company, unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity or governmental entity, and pronouns have a similarly extended meaning; and

(g)
“public announcement” shall mean disclosure (i) in a press release reported by a national news service in Canada and the United States, (ii) (a) in a document publicly filed by the Corporation or its transfer agent and registrar under the Corporation’s profile on the System for Electronic Document Analysis and Retrieval + at www.sedarplus.ca, or any system that is a replacement or successor thereto and (b) in a document publicly filed by the Corporation with the U.S. Securities and Exchange Commission on EDGAR (or any system that is a replacement or successor thereto) pursuant to Section 13, 14 or 15(d) of the U.S. Exchange Act or (iii) by such other means reasonably designed to inform the public or security holders in general of such information; and

(h)
“Rule 14a-19” shall mean Rule 14a-19 promulgated under the U.S. Securities Exchange Act of 1934, as amended.

(i)
“Secretary” shall mean the Secretary of the Corporation.

(j)
“U.S. Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

III   Effective Date
Subject to the confirmation by the shareholders in accordance with the Act, this Advance Notice By-Law will come into force on the date approved by the Board.
*   *   *

PROXY FORM Annual General and Special Meeting Canopy Growth Corporation WHEN: Friday, September 25, 2026 at 1:00 pm EDT WHERE: www.virtualshareholdermeeting.com/WEED2026 STEP 1REVIEW YOUR VOTING OPTIONS ONLINE: VOTE AT PROXYVOTE.COM USING YOUR COMPUTER OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS LOCATED BELOW. SCAN TO VIEW MATERIAL AND VOTE NOW BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: ENGLISH: 1-800-474-7493 OR FRENCH: 1-800-474-7501 BY MAIL: THIS PROXY FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED. REMINDER: PLEASE REVIEW THE PROXY STATEMENT BEFORE VOTING. G-V502122020 CONTROL NO.:➔ PROXY DEPOSIT DATE: September 23, 2026 at 1:00 pm EDT The control number has been assigned to you to identify your shares for voting. You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares. INSTRUCTIONS: 1. This Form of Proxy is solicited by and on behalf of management of the issuer. 2. You have the right to appoint a person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and act on your behalf at the meeting. If you wish to appoint a person: •Write the name of your designate on the “Appointee” line and provide a unique APPOINTEE IDENTIFICATION NUMBER for your Appointee to access the virtual meeting in the space provided on the other side of this form, sign and date the form, and return it by mail, or •Go to ProxyVote.com and insert the name of your designate in the “Change Appointee(s)” section and provide a unique APPOINTEE IDENTIFICATION NUMBER on the voting site for your Appointee to access the virtual meeting. You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the virtual meeting. Appointees can only be validated at the virtual meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter. IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING. 3. This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the meeting and with respect to other matters that may properly be brought before the meeting or any adjournment or postponement thereof. This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein. 4. If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required. 5. In order to expedite your vote, you may use the Internet or a touch-tone telephone, and enter the control number noted above. The Internet or telephone voting service is not available on the day of the meeting. The telephone system cannot be used if you designate another person to attend on your behalf. If you vote by Internet or telephone, do not mail back this Form of Proxy. 6. If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder. 7. This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the management proxy statement, except in the case of your appointment of an Appointee. 8. Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy statement. 9. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate. 10. If the items listed in the management proxy statement are different from the items listed on the other side of this form, the management statement statement will be considered correct. 11. This Form of Proxy should be read in conjunction with the accompanying management proxy statement. PLEASE SEE OVER

PROXY FORM Canopy Growth Corporation90 MEETING TYPE: MEETING DATE: RECORD DATE: PROXY DEPOSIT DATE: ACCOUNT NO: Annual General and Special Meeting Friday, September 25, 2026 at 1:00 pm EDT July 31, 2026 September 23, 2026 at 1:00 pm EDT CUID: CUSIP: * CONTROL NO.: ➔ STEP 2 APPOINTEE(S): Change Appointee APPOINT A PROXY (OPTIONAL) If you wish to designate another person to attend, vote and act on your behalf at the meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the meeting in the space provided herein and provide a unique APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES for your Appointee to access the virtual meeting. You may choose to direct how your Appointee shall vote on matters that may come before the meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the proxy statement for the meeting. You can also change your Appointee online at www.proxyvote.com. You MUST provide your Appointee the EXACT NAME and an EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the virtual meeting. Appointees can only be validated at the virtual meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter below. CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER ➔ PLEASE PRINT APPOINTEE NAME INSIDE THE BOX MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY ➔FOR YOUR APPOINTEE MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY E-R2 STEP 3 COMPLETE YOUR VOTING DIRECTIONS ITEM(S): VOTING RECOMMENDATIONS ARE INDICATED BYH I G HLI GH T E D T E X TOVER THE BOXES (FILL IN ONLY ONE BOX “” PER ITEM IN BLACK OR BLUE INK) Election of Directors FOR 1A Election of Director: David Lazzarato FOR 1B Election of Director: Theresa Yanofsky FOR 1C Election of Director: Luc Mongeau 05 AGAINST 06 AGAINST 07 AGAINST To adopt an ordinary resolution approving all unallocated entitlements under the Company’s Omnibus Incentive Plan. To adopt an advisory (non-binding) resolution approving the compensation of the Company’s “named executive officers,“ as described in the proxy statement. Advisory (non-binding) vote on the frequency of future advisory (non-binding) votes on the compensation of the Company’s “named executive officers”. FORAGAINSTABSTAIN FORAGAINSTABSTAIN 1 YR2 YRS3 YRSABSTAIN FORAGAINST 1D Election of Director: Shan Atkins FOR 1E Election of Director: Joseph Bayern AGAINST 02 03 To re-appoint PKF O’Connor Davies LLP as the auditor and independent registered public accounting firm of Canopy Growth Corporation (the “Company”) for the fiscal year ending March 31, 2027 and to authorize the Board or any responsible committee thereof to fix their remuneration. To adopt a special resolution approving the amendment to the articles of the FOR WITHHOLD Company to provide that: (i) the authorized capital of the Company be altered by consolidating all of the issued and outstanding common shares (“Shares”) and exchangeable shares on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation share for every five to fifteen outstanding pre-consolidation shares at any time prior to September 25, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), with the exact ratio to be set at a whole number within this range by the Board in its sole discretion and applicable for both the Shares and exchangeable shares; and (ii) any fractional shares arising from the consolidation of the Shares and exchangeable shares will be deemed to have been tendered by its registered owner to the Company for cancellation for no consideration. FORAGAINSTABSTAIN STEP 4THIS DOCUMENT MUST BE SIGNED AND DATED 04 To adopt an ordinary resolution ratifying and approving By-Law No. 2 of the Company, which establishes advance notice and certain other requirements for shareholders of the Company to propose director nominations for shareholder meetings of the Company. FORAGAINSTABSTAIN SIGNATURE(S)*INVALID IF NOT SIGNED* MMDDYY